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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material under §240.14a-12

Ford Motor Company
(Name of Registrant as Specified In Its Charter)

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Notice of 2016 Annual Meeting
of Shareholders and Proxy Statement

Thursday, May 12, 2016 at 8:30 a.m., Eastern Time
Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801

Ford Motor Company One American Road Dearborn, Michigan 48126-2798

Dear Shareholders:

It is our pleasure to inform you that our 2016 Annual Meeting of Shareholders will be conducted at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, on Thursday, May 12, 2016.

I have always believed that the purpose of every company should be to make people's lives better. Ford Motor Company accomplished that in 2015 by doing well for all of its stakeholders.

Our solid business results included record profits and an increased worldwide market share. Overall, we achieved our sixth consecutive year of both profit and positive operating-related cash flow, which enabled us to distribute $2.5 billion to our shareholders and grow our regular dividend by 20 percent.

Producing great cars, trucks, SUVs, and electrified vehicles that provide our customers with quality, safety, and innovative technologies is at the foundation of everything we do. In 2015, customers rewarded our work on their behalf by increasing our global market share to 7.3 percent.

We made similar progress on our efforts to serve communities. Our Ford Volunteer Corps, which encourages employees to serve as volunteers in their communities, celebrated its 10th anniversary. Since it began in 2005 this program has enabled Ford volunteers to work on more than 9,000 projects in 40 countries and donate more than one million hours of service.

Our achievements as a good corporate citizen were recognized once again when we were named to the Ethisphere Institute's list of the World's Most Ethical Companies for the sixth year in a row, the only automaker to be honored in all of those years.

And while we always will be an auto company, we recognize that our business model will have to adapt to the changing world around us. Our vehicles today already are using wireless connectivity, infotainment systems, and assisted driving and parking technologies to make driving safer and more efficient. In the next few years, this evolution to smart mobility will become a revolution, and automobiles will be doing things we only are imagining today.

The auto industry and the way people move will see more degrees of change in the next 10 years than in the last 100 years. At Ford, we are embracing and helping lead this change. The opportunities before us are very different, but providing mobility is nothing new to us.

We have accelerated our efforts to position ourselves as leaders in smart mobility, tripling our autonomous vehicle test fleet and launching a number of pilot programs around the globe from innovations in car sharing to pay-as-you-go ownership models. We are using technology to solve society's biggest transportation challenges and finding new ways to preserve mobility worldwide.

As we adapt to this changing world, we remain steadfast in our commitment to deliver vehicles that are better for the environment, made in plants that are increasingly energy efficient and, consequently, less costly to operate.

Our Board of Directors and entire leadership team are focused not only on delivering our business results today, but ensuring we have a long-term focus on the strategic direction of the company.

We look forward to doing well for all of our stakeholders in the coming year and beyond. Our employees continue to work together as a single global team to serve our customers, reward our shareholders, and help build a better world. I am proud of what they have accomplished and excited about our future.

Thank you for your continued support.

April 1, 2016

/s/ William Clay Ford, Jr.

William Clay Ford, Jr.
Chairman of the Board

Notice of Annual Meeting of
Shareholders of Ford Motor Company

Thursday, May 12, 2016
8:30 a.m., Eastern Time
Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801

The annual meeting will begin promptly at 8:30 a.m., Eastern Time. If you plan to attend the meeting, please see the instructions on pages 77-79 of the attached Proxy Statement.

ITEMS OF BUSINESS:

1.
The election of the 14 director nominees named in the Proxy Statement.

2.
The ratification of the selection of PricewaterhouseCoopers LLP as Ford's independent registered public accounting firm for 2016.

3.
A non-binding shareholder advisory vote to approve the compensation of the Named Executives.

4.
Approval of the Tax Benefit Preservation Plan.

5.
Consideration of the two shareholder proposals set forth in the Proxy Statement.

You can vote if you were a shareholder at the close of business on March 16, 2016.

Please read these materials so that you'll know what we plan to do at the meeting. Also, please either sign and return the accompanying proxy card in the postage-paid envelope or instruct us by telephone or online as to how you would like your shares voted. This way, your shares will be voted as you direct even if you can't attend the meeting. Instructions on how to vote your shares by telephone or online are on the proxy card enclosed with the Proxy Statement.

Please see Other Items and the Questions and Answers section beginning on page 75 for important information about the proxy materials, voting, the annual meeting, Company documents, communications, and the deadline to submit shareholder proposals for the 2017 Annual Meeting of Shareowners.

Shareholders are being notified of the Proxy Statement and the form of proxy beginning April 1, 2016.

April 1, 2016

Dearborn, Michigan

/s/ Jonathan E. Osgood

Jonathan E. Osgood
Secretary

We urge each shareowner to promptly sign and return the enclosed proxy card or to use telephone or online voting. See our Questions and Answers beginning on page 76 about the meeting and voting section for information about voting by telephone or online, how to revoke a proxy, and how to vote shares in person.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS 2016 Proxy Statement i

ii TABLE OF CONTENTS 2016 Proxy Statement

Proxy Summary

This summary highlights information contained in this Proxy Statement. It does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting. Please see the Questions and Answers section beginning on page 76 for important information about proxy materials, voting, the annual meeting, Company documents, and communications.

TIME AND PLACE OF ANNUAL MEETING

Thursday, May 12, 2016
8:30 a.m., Eastern Time	Corporate Website: www.corporate.ford.com
Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801	Annual Report: www.annualreport.ford.com

MEETING AGENDA

VOTING MATTERS	Board Recommendations	Pages

Election of the 14 Director Nominees Named in the Proxy Statement	FOR	22-31
Ratification of Independent Registered Public Accounting Firm	FOR	32-33
Approval of the Compensation of the Named Executives	FOR	34-67
Approval of the Tax Benefit Preservation Plan	FOR	68-70
Shareholder Proposal — Recapitalization Plan to Give Each Share an Equal Vote	AGAINST	71-73
Shareholder Proposal — Special Shareholder Meetings	AGAINST	74

CORPORATE GOVERNANCE HIGHLIGHTS

•
Presiding Independent Director

•
Independent Board Committees — Audit, Compensation, and Nominating and Governance

•
Committee Charters

•
Independent Directors Meet Regularly Without Management and Non-Independent Directors

•
Regular Board and Committee Self-Evaluation Process

•
Separate Chairman of the Board and CEO

•
Confidential Voting

•
Shareholders Have the Right to Call Special Meetings

•
Shareholders May Take Action by Written Consent

•
Strong Code of Ethics

•
Annual Election of All Directors

•
Majority Vote Standard — No Supermajority Voting Requirement

•
Board Meetings in 2015: 8

•
Standing Board Committees (Meetings in 2015): Audit (10), Compensation (6), Finance (4), Nominating and Governance (5), Sustainability (4)

•
79% of the Director Nominees are Independent
PROXY SUMMARY 2016 Proxy Statement 1

DIRECTOR NOMINEES

	AGE DIRECTOR SINCE PRINCIPAL OCCUPATION	QUALIFICATIONS	COMMITTEES	OTHER BOARDS

Stephen G. Butler Independent	68 2004 Retired Chairman and Chief Executive Officer, KPMG, LLP and retired Chairman of KPMG International		Audit (Chair) Nominating & Governance	ConAgra Foods, Inc

Kimberly A. Casiano Independent	58 2003 President, Kimberly Casiano & Associates, San Juan, Puerto Rico		Audit Nominating & Governance Sustainability & Innovation	Mead Johnson Nutrition Company Mutual of America

Anthony F. Earley, Jr. Independent	66 2009 Chairman, Chief Executive Officer & President, PG&E Corporation		Compensation (Chair) Nominating & Governance Sustainability & Innovation	PG&E Corporation

Mark Fields	55 2014 President and Chief Executive Officer, Ford Motor Company		Finance	International Business Machines Corporation

Edsel B. Ford II	67 1988 Consultant, Ford Motor Company		Finance Sustainability & Innovation

William Clay Ford, Jr.	58 1988 Executive Chairman and Chairman of the Board of Directors, Ford Motor Company		Finance (Chair) Sustainability & Innovation

James H. Hance, Jr. Independent	71 2010 Operating Executive, The Carlyle Group		Audit Finance Nominating & Governance	Acuity Brands, Inc. Cousins Properties Inc. Duke Energy Corporation The Carlyle Group

William W. Helman IV Independent	57 2011 General Partner, Greylock Partners		Finance Nominating & Governance Sustainability & Innovation (Chair)

Jon M. Huntsman, Jr. Independent	56 2012 Chairman, Atlantic Council and Chairman, Huntsman Cancer Foundation		Compensation Nominating & Governance Sustainability & Innovation	Caterpillar, Inc. Chevron Corporation Hilton Worldwide Inc.

William E. Kennard Independent	59 2015 Chairman, Velocitas Partners LLC		Finance Nominating & Governance Sustainability & Innovation	AT&T Inc. MetLife, Inc. Duke Energy Corporation

John C. Lechleiter Independent	62 2013 Chairman, President and Chief Executive Officer, Eli Lilly and Company		Compensation Nominating & Governance	Eli Lilly and Company Nike, Inc.

Ellen R. Marram Presiding Independent Director	69 1988 President, The Barnegat Group, LLC		Compensation Nominating & Governance Sustainability & Innovation	The New York Times Company Eli Lilly and Company

Gerald L. Shaheen Independent	71 2007 Retired Group President, Caterpillar, Inc.		Audit Nominating & Governance (Chair)	AGCO Corporation

John L. Thornton Independent	62 1996 Chairman, Barrick Gold Corporation		Compensation Finance Nominating & Governance	Barrick Gold Corporation

2 PROXY SUMMARY 2016 Proxy Statement

CD&A Roadmap

1 Performance

- Breakthrough year with Company Pre-Tax Profit, excluding special items, of $10.8 billion
- Launched 16 all-new or significantly refreshed vehicles globally
- Record full year Automotive Operating-Related Cash Flow of $7.3 billion, excluding special items
- Returned capital to shareholders by increasing our regular dividend by 20% in January 2015

2 Compensation Determination

- Continued alignment of the interests of our executives with those of our shareholders through performance-based compensation with a significant portion tied to the Company's stock performance
- 2015 Performance Unit grant has a three-year performance period with key internal financial metrics (75% weighting) and relative TSR metric (25% weighting)
- Consistent application of our Compensation Philosophy, Strategy, and Guiding Principles

3 Risk and Governance

- Appropriate mix of base salary, annual bonus opportunities, and long-term equity compensation, with performance-based equity compensation opportunities
- Rigorous clawback and recovery provisions addressing events such as restatement of financials due to misconduct, violation of non-compete provisions, or ethical or criminal violations
- Stock ownership guidelines that are reasonable and align executive and shareholder interests
- Capped payouts of Incentive Bonuses and performance-based stock awards

4 NEO Compensation

- Incentive Bonus Plan paid out at 99% of target based on performance against metrics
- 2015 Performance Units have three-year performance period—payout in 2018
- NEO pay levels are commensurate with 2015 performance and overall business results — reinforcing Ford's pay-for-performance compensation philosophy

5 2016 Plan Changes

- 2015 Say-on-Pay vote received 97.1% support
- Implemented double-trigger Change-in-Control provisions beginning with 2016 equity grants

6 Say on Pay Approval

- 2015 breakthrough business performance
- Pay is commensurate with business performance
- Pay practices are aligned with shareholder interests
- Pay is tied to robust risk and governance features

PROXY SUMMARY 2016 Proxy Statement 3

2015 — OUR BREAKTHROUGH YEAR

COMPANY PRE-TAX PROFIT* -- $10.8 billion (excluding special items) All-time record	GLOBAL MARKET SHARE Ford global market share at 7.3% up 0.2 percentage points
VOLUME -- 6.635 million Wholesale volume highest since 2005	AUTOMOTIVE OPERATING MARGIN -- 6.8% Highest since at least the 1990s
TOTAL REVENUE -- $149.6 billion Automotive revenue highest since 2007	AUTOMOTIVE OPERATING-RELATED CASH FLOW** -- $7.3 billion Best level since at least 2001 (excluding special items)

*	For reconciliation of our total profits-before-taxes to U.S. generally accepted accounting principles ("GAAP"), please refer to Appendix II.	**	For reconciliation of our Automotive Operating-Related Cash Flow to GAAP, please refer to Appendix III.

STRONG FOUNDATION IN PLACE TO GROW BUSINESS

CORE BUSINESS	EMERGING BUSINESS

Successfully launched 16 global products	Opened last of 10 new plants to support growth in Asia Pacific
Quality and customer satisfaction to best-ever levels in all regions	Investing $4.5 billion in electrified vehicles by 2020
Ford Credit recognized as highest in consumer satisfaction in the U.S.	More than 15 million vehicles with SYNC on the road globally
Achieved four-year agreement with UAW	Announced Ford Smart Mobility Plan
4 PROXY SUMMARY 2016 Proxy Statement

Underlying our compensation programs is an emphasis on sound governance practices. These practices include:

WE DO

Perform annual say-on-pay advisory vote for stockholders
Pay for performance
Use appropriate peer group when establishing compensation
Balance short- and long-term incentives
Align executive compensation with stockholder returns through long-term incentives
Cap individual payouts in incentive plans
Include clawback policy in our incentive plans
Maintain robust stock ownership goals for executives
Condition grants of long-term incentive awards on non-competition and non-disclosure restrictions
Mitigate undue risk taking in compensation programs
Include criteria in incentive plans to maximize tax deductibility
Retain a fully independent external compensation consultant whose independence is reviewed annually by the Committee (see Corporate Governance — Compensation Committee Operations on pp. 14-15)
Include a double-trigger provision for equity grants that contemplates a change-in-control (see Compensation Discussion and Analysis — 2016 Plan Changes on p. 54)

WE DO NOT

Provide tax gross-ups for perquisites
Provide evergreen employment contracts
Provide dividend equivalents on unvested equity awards for executive officers
Maintain individual change-in-control agreements for Named Executives
Reprice options
PROXY SUMMARY 2016 Proxy Statement 5

Element	BASE SALARY	ANNUAL CASH INCENTIVE AWARDS	LONG-TERM INCENTIVE AWARDS	BENEFITS AND PERQUISITES	RETIREMENT PLANS

Purpose	Base Level of Compensation	Incentive to Drive Near-Term Performance	Incentive to Drive Long- Term Performance and Stock Price Growth	Enhance Productivity and Development	Income Certainty and Security

Target	Fixed $	Fixed % of Salary	Fixed Equity Opportunity	Fixed $	% of Salary

Form of Delivery	Cash	Cash	Performance Units and Time-Based Units	Various	Cash

Company Performance/ Award	NA	0-200%	Performance Units* 0-200%	NA	NA

*
An award of the right to earn up to a certain number of shares of common stock, Restricted Stock Units, or cash, or a combination of cash and shares of common stock or Restricted Stock Units, based on performance against specified goals established by the Compensation Committee under the Long-Term Incentive Plan. A Time-Based Restricted Stock Unit ("Time-Based Unit") means the right to receive a share of common stock, or cash equivalent to the value of a share of common stock, when the restriction period ends, under the Long-Term Incentive Plan, as determined by the Compensation Committee.

We met with institutional investors in the autumn of 2015 to discuss corporate governance topics and any executive compensation related concerns. In general, investors were pleased with the changes we made to our compensation programs in 2015 and did not note any additional concerns. As we noted in our 2015 Compensation Discussion and Analysis, the Compensation Committee decided to adopt double-trigger change-in-control provisions for our equity awards to bring our practices more in line with market practice and shareholder interests. Beginning in 2016, the Committee modified the terms and conditions applicable to equity-based awards so that upon a change-in-control of the Company where Ford is not the surviving entity, unvested awards will terminate if such awards have been replaced by comparable awards from the acquiring corporation, unless any recipient is terminated or there is a reduction in an executive's responsibilities as of the date of the change-in-control. In those cases, or in the event awards are not replaced with comparable awards, such unvested awards will vest immediately prior to the change-in-control.

6 PROXY SUMMARY 2016 Proxy Statement

•
Named Executives' compensation is tied to our 2015 performance

•
80% of our executive officers' target compensation is performance-based

•
Executive pay practices are tied to robust risk and control features

•
Executive stock ownership guidelines continue to align the interests of executives with shareholders

•
We continued a share buyback program to offset the dilutive effect of our equity compensation plans

•
We listened to shareholder feedback and made significant changes to our 2015 Performance Unit program that addressed investor concerns

PROXY SUMMARY 2016 Proxy Statement 7

SHAREHOLDER ENGAGEMENT

Ford has a philosophy of engagement, communication, and transparency with shareholders, which includes:

•
Meeting with equity and fixed income investors — during 2015, we met with equity investors at twenty-seven conferences and fourteen roadshows, and we met with fixed income investors at eight conferences and nine roadshows.

•
Continuing our philosophy of promoting greater communications with our institutional shareholders on corporate governance issues.

•
Meeting with a number of our largest investors since our 2015 Annual Meeting to discuss our corporate governance and executive compensation practices. We found these meetings to be informative, and we have incorporated many of their disclosure suggestions into this Proxy Statement.

The Board of Directors is soliciting proxies to be used at the annual meeting of shareholders. This Proxy Statement and the enclosed proxy are being made available to shareholders beginning April 1, 2016.

8 PROXY SUMMARY 2016 Proxy Statement

Corporate Governance

Corporate Governance Principles

The Nominating and Governance Committee developed and recommended to the Board a set of corporate governance principles, which the Board adopted. Ford's Corporate Governance Principles may be found on its website at www.corporate.ford.com. These principles include: a limitation on the number of boards on which a director may serve, qualifications for directors (including a requirement that directors be prepared to resign from the Board in the event of any significant change in their personal circumstances that could affect the discharge of their responsibilities), director orientation and continuing education, and a requirement that the Board and each of its Committees perform an annual self-evaluation. Shareholders may obtain a printed copy of the Company's Corporate Governance Principles by writing to our Shareholder Relations Department, Ford Motor Company, One American Road, Suite 1026, Dearborn, MI 48126.

Our Governance Practices

Ford has a long history of operating under sound corporate governance practices, which is a critical element of our success in delivering our One Ford Plan and creating profitable growth for all. These practices include the following:

Annual Election of All Directors.
Majority Vote Standard. Each director must be elected by a majority of votes cast.
Independent Board. Our Board is comprised of 79% independent directors.
Presiding Independent Director. Ensures management is adequately addressing the matters identified by the Board.
Independent Board Committees. Each of the Audit, Compensation, and Nominating and Governance committees is comprised entirely of independent directors.
Committee Charters. Each standing committee operates under a written charter that has been approved by the Board.
Independent Directors Meet Regularly Without Management and Non-Independent Directors.
Regular Board and Committee Self-Evaluation Process. The Board and each committee evaluates its performance each year.

Mandatory Deferral of Compensation for Directors. 60% of annual director fees are mandatorily deferred into Ford restricted stock units until retirement, which strongly links the interests of the Board with those of shareholders.
Separate Chairman of the Board and CEO. The Board of Directors has chosen to separate the roles of CEO and Chairman of the Board of Directors.
Confidential Voting.
Special Meetings. Shareholders have the right to call a special meeting.
Shareholders May Take Action by Written Consent.

Strong Codes of Ethics. Ford is committed to operating its business with the highest level of integrity and has adopted codes of ethics that apply to all directors and senior financial personnel, and a code of conduct that applies to all employees.
CORPORATE GOVERNANCE 2016 Proxy Statement 9

Leadership Structure

Ford determines the most suitable leadership structure from time to time. At present, the Board of Directors has chosen to separate the roles of CEO and Chairman of the Board of Directors. Mark Fields is our President and CEO, and William Clay Ford, Jr., is Chairman of the Board of Directors as well as our Executive Chairman. We believe this structure is optimal for Ford at this time because it allows Mr. Fields to focus on the acceleration of our One Ford Plan while allowing Mr. Ford to focus on leadership of the Board of Directors. Furthermore, the Board has appointed Ellen R. Marram as our Presiding Independent Director. We believe having a Presiding Independent Director is an important governance practice given that the Chairman of the Board, Mr. Ford, is not an independent director under our Corporate Governance Principles. The duties of the Presiding Independent Director include:

•
chairing the executive sessions of our independent directors;

•
advising on the selection of Board Committee Chairs; and

•
working with Mr. Ford and Mr. Fields to ensure management is adequately addressing the matters identified by the Board.

This structure optimizes the roles of CEO, Chairman, and the Presiding Independent Director and provides Ford with sound corporate governance in the management of its business.

Board Meetings, Composition, and Committees

COMPOSITION OF BOARD OF DIRECTORS/NOMINEES

The Nominating and Governance Committee recommends the nominees for all directorships. The Committee also reviews and makes recommendations to the Board on matters such as the size and composition of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds. Between annual shareholder meetings, the Board may elect directors to vacant Board positions to serve until the next annual meeting.

In consideration of Mr. Gephardt not standing for election at the 2015 Annual Meeting and Mr. Hackett's resignation from the Board on March 10, 2016, the Committee recommended that the size of the Board be reduced to 14 directors.

The Board believes that it has an appropriate mix of short- and medium-tenured directors as well as long-tenured directors that provide a balance that enables the Board to benefit from fresh insights and historical perspective during its deliberations. In addition, the Board has managed succession planning effectively with strategic waivers of the mandatory retirement age where appropriate to maintain certain expertise while new directors supplement the Board structure.

The Board proposes to you a slate of nominees for election to the Board at the annual meeting. You may propose nominees (other than self-nominations) for consideration by the Committee by submitting the names, qualifications, and other supporting information to: Secretary, Ford Motor Company, One American Road, Dearborn, MI 48126. Properly submitted recommendations must be received no later than December 1, 2016, to be considered by the Committee for inclusion in the following year's nominations for election to the Board. Your properly submitted candidates are evaluated in the same manner as those candidates recommended by other sources. All candidates are considered in light of the needs of the Board with due consideration given to the qualifications described on p. 22 under Election of Directors.

EXECUTIVE SESSIONS OF NON-EMPLOYEE DIRECTORS

Non-employee directors ordinarily meet in executive session without management present at most regularly scheduled Board meetings and may meet at other times at the discretion of the Presiding Independent Director or at the request of any non-employee director. Additionally, all of the independent directors meet

10 CORPORATE GOVERNANCE 2016 Proxy Statement

periodically (at least annually) without management or non-independent directors present.

BOARD COMMITTEES

Only independent directors serve on the Audit, Compensation, and Nominating and Governance Committees, in accordance with the independence standards of the New York Stock Exchange LLC ("NYSE") Listed Company rules and the Company's Corporate Governance Principles. The Board, and each committee of the Board, has the authority to engage independent consultants and advisors at the Company's expense.

The Company has published on its website (www.corporate.ford.com) the charter of each of the Audit, Compensation, Finance, Nominating and Governance, and Sustainability and Innovation Committees of the Board. Printed copies of each of the committee charters are available by writing to our Shareholder Relations Department, Ford Motor Company, One American Road, Suite 1026, Dearborn, MI 48126.

BOARD COMMITTEE FUNCTIONS

Audit Committee: Selects the independent registered public accounting firm, subject to shareholder ratification, and determines the compensation of the independent registered public accounting firm.

At least annually, reviews a report by the independent registered public accounting firm describing: internal quality control procedures, any issues raised by an internal or peer quality control review, any issues raised by a governmental or professional authority investigation in the past five years and any steps taken to deal with such issues, and (to assess the independence of the independent registered public accounting firm) all relationships between the independent registered public accounting firm and the Company.

Consults with the independent registered public accounting firm, reviews and approves the scope of their audit, and reviews their independence and performance. Also, annually approves of categories of services to be performed by the independent registered public accounting firm and reviews and, if appropriate, approves in advance any new proposed engagement greater than $250,000.

Reviews internal controls, accounting practices, and financial reporting, including the results of the annual audit and the review of the interim financial statements with management and the independent registered public accounting firm.

Reviews activities, organization structure, and qualifications of the General Auditor's Office, and participates in the appointment, dismissal, evaluation, and the determination of the compensation of the General Auditor.

Discusses earnings releases and guidance provided to the public and rating agencies.

Reviews, at least annually, policies with respect to risk assessment and risk management.

Exercises reasonable oversight with respect to the implementation and effectiveness of the Company's compliance and ethics program, including being knowledgeable about the content and operation of such compliance and ethics program.

Reviews, with the Office of the General Counsel, any legal or regulatory matter that could have a significant impact on the financial statements.

As appropriate, obtains advice and assistance from outside legal, accounting, or other advisors.

Prepares an annual report of the Audit Committee to be included in the Company's proxy statement.

Assesses annually the adequacy of the Audit Committee Charter.

Reports to the Board of Directors about these matters.

Compensation Committee: Establishes and reviews the overall executive compensation philosophy and strategy of the Company.

Reviews and approves Company goals and objectives related to the Executive Chairman and the President and CEO and other executive officer compensation, including annual performance objectives.

Evaluates the performance of the Executive Chairman, the President and CEO, and other executive officers in light of established goals and objectives and, based on such evaluation, reviews and approves the annual salary, bonus, stock options, Performance Units, other stock-based awards, other incentive awards, and other benefits, direct and indirect, of the Executive Chairman, the President and CEO, and other executive officers.

Conducts a risk assessment of the Company's compensation policies and practices.

Considers and makes recommendations on Ford's executive compensation plans and programs.

Reviews the Compensation Discussion and Analysis to be included in the Company's proxy statement.

CORPORATE GOVERNANCE 2016 Proxy Statement 11

Prepares an annual report of the Compensation Committee to be included in the Company's proxy statement.

Assesses annually the adequacy of the Compensation Committee Charter.

Reports to the Board of Directors about these matters.

Finance Committee: Reviews all aspects of the Company's policies and practices that relate to the management of the Company's financial affairs, consistent with law and specific instructions given by the Board of Directors.

Reviews with management, at least annually, the annual report from the Treasurer of the Company's cash and funding plans and other Treasury matters.

Reviews the strategy and performance of the Company's pension and other retirement and savings plans.

Performs such other functions and exercises such other powers as may be delegated to it by the Board of Directors from time to time.

Reviews, at least annually, policies with respect to financial risk assessment and financial risk management.

Assesses annually the adequacy of the Finance Committee Charter.

Reports to the Board of Directors about these matters.

Nominating and Governance Committee: Reviews and makes recommendations on: (i) the nominations or elections of directors; and (ii) the size, composition, and compensation of the Board.

Establishes criteria for selecting new directors and the evaluation of the Board. Develops and recommends to the Board corporate governance principles and guidelines. Reviews the charter and composition of each committee of the Board and makes recommendations to the Board for the adoption of or revisions to the committee charters, the creation of additional committees, or the elimination of committees.

Considers the adequacy of the By-Laws and the Restated Certificate of Incorporation of the Company and recommends to the Board, as appropriate, that the Board: (i) adopt amendments to the By-Laws, and (ii) propose, for consideration by the shareholders, amendments to the Restated Certificate of Incorporation.

Considers shareholder suggestions for nominees for director (other than self-nominations). See Composition of Board of Directors/Nominees on p. 10.

Assesses annually the adequacy of the Nominating and Governance Committee Charter.

Reports to the Board of Directors about these matters.

Sustainability and Innovation Committee: Evaluates and advises on the Company's pursuit of innovative practices and technologies that improve environmental and social sustainability, enrich our customers' experiences, and increase shareholder value.

Discusses and advises on the innovation strategies and practices used to develop and commercialize technologies.

Annually reviews the Company's Sustainability Report Summary and initiatives related to innovation.

Assesses annually the adequacy of the Sustainability and Innovation Committee Charter.

Reports to the Board of Directors about these matters.

Board's Role in Risk Management

The oversight responsibility of the Board and its Committees is supported by Company management and the risk management processes that are currently in place. Ford has extensive and effective risk management processes, relating specifically to compliance, reporting, operating, and strategic risks. Compliance Risk encompasses matters such as legal and regulatory compliance (e.g., Foreign Corrupt Practices Act, environmental, OSHA/safety, etc.). Reporting Risk covers Sarbanes-Oxley compliance, disclosure controls and procedures, and accounting compliance. Operating Risk addresses the myriad of matters related to the operation of a complex company such as Ford (e.g., quality, supply chain, sales and service, financing and liquidity, product development and engineering, labor, etc.). Strategic Risk encompasses somewhat broader and longer-term matters, including, but not limited to, technology development, sustainability, capital allocation, management development, retention and compensation, competitive developments, and geopolitical developments.

We believe that key success factors in the risk management at Ford include a strong risk analysis tone set by the Board and senior management, which is shown through their commitment to effective top-down

12 CORPORATE GOVERNANCE 2016 Proxy Statement

and bottom-up communication (including communication between management and the Board and Committees), and active cross-functional participation among the Business Units and Functional Skill Teams. More specifically, we have institutionalized the Creating Value Roadmap Process, which includes a Business Plan Review and Special Attention Review process where, on a weekly basis (and more often where circumstances dictate), the senior leadership of the Company from each of the Business Units and the Functional Skill Teams reviews the status of the business, the risks and opportunities presented to the business (once again in the areas of compliance, reporting, operating, and strategic risks), and develops specific plans to address those risks and opportunities. The Company has adopted a formal policy that requires the Creating Value Roadmap Process to be implemented by all Business Units and Functional Skill Teams. Our General Auditor's Office audits against the policies and procedures that have been adopted to support the Creating Value Roadmap Process. The Board of Directors recognizes the Creating Value Roadmap Process as the Company's primary risk management tool, and the Audit Committee and the Board review annually the Creating Value Roadmap Process, the Company's adherence to it, and its effectiveness.

As noted above, the full Board of Directors has overall responsibility for the oversight of risk management at Ford and oversees operating risk management with reviews at each of its regular Board meetings. The Board of Directors has delegated responsibility for the oversight of specific areas of risk management to certain Committees of the Board, with each Board Committee reporting to the full Board following each Committee meeting. The Audit Committee assists the Board of Directors in overseeing compliance and reporting risk. The Board, the Sustainability and Innovation Committee, the Compensation Committee, and the Finance Committee all play a role in overseeing strategic risk management.

OVERSIGHT OF RISK MANAGEMENT
	COMPLIANCE & REPORTING	OPERATING & STRATEGIC

FORD BOARD Oversight	Audit Committee	Sustainability Committee Compensation Committee Finance Committee

FORD MANAGEMENT Day-to-Day	Compliance Reviews Sarbanes-Oxley Compliance Internal Controls Disclosure Committee	Business Units & Skill Teams Business Plan Review Special Attention Review Quality, Product, and People Forums

RISK ASSESSMENT REGARDING COMPENSATION POLICIES AND PRACTICES

We conducted an assessment of our compensation policies and practices, including our executive compensation programs, to evaluate the potential risks associated with these policies and practices. We reviewed and discussed the findings of the assessment with the Compensation Committee and concluded that our compensation programs are designed with an appropriate balance of risk and reward in relation to our One Ford Plan and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company.

In conducting this review, we considered the following attributes of our programs:

•
mix of base salary, annual bonus opportunities, and long-term equity compensation, with performance-based equity compensation opportunities for officers;

•
alignment of annual and long-term incentives to ensure that the awards encourage consistent behaviors and incentivize performance results;

•
inclusion of non-financial metrics, such as quality, and other quantitative and qualitative performance factors in determining actual compensation payouts;

•
capped payout levels for both the Incentive Bonus Plan and performance-based stock awards for Named Executives — the Committee has negative discretion over incentive program payouts;

•
use of Time-Based Units and Performance Units that have a three-year performance period with performance measured against internal financial metrics (75% weighting) and relative Total Shareholder Return ("TSR") (25% weighting);

•
generally providing senior executives with long-term equity-based compensation on an annual basis — we believe that accumulating equity over a period of time
CORPORATE GOVERNANCE 2016 Proxy Statement 13

  encourages executives to take actions that promote the long-term sustainability of our business;

•
adopted a double-trigger change-in-control provision for equity grants starting in 2016; and

•
stock ownership goals that are reasonable and align the interests of the executive officers with those of our shareholders — this discourages executive officers from focusing on short-term results without regard for longer-term consequences.

Recoupment Policy. The Committee formally adopted a policy of recoupment of compensation in certain circumstances. The purpose of this policy is to help ensure executives act in the best interests of the Company. The policy requires any Company officer to repay or return cash bonuses and equity awards in the event: (i) the Company issues a material restatement of its financial statements, and the restatement was caused by such officer's intentional misconduct; (ii) such officer was found to be in violation of non-compete provisions of any plan or agreement; or (iii) such officer has committed ethical or criminal violations. The Committee will consider all relevant factors and exercise business judgment in determining any appropriate amounts to recoup up to 100% of any awards.

Our Compensation Committee considered compensation risk implications during its deliberations on the design of our executive compensation programs with the goal of appropriately balancing short-term incentives and long-term performance.

COMPENSATION COMMITTEE OPERATIONS

The Compensation Committee establishes and reviews our executive compensation philosophy and strategy and oversees our various executive compensation programs. The Committee is responsible for evaluating the performance of and determining the compensation for our Executive Chairman, the President and CEO, and other executive officers and approving the compensation structure for senior management, including officers. The Committee is comprised of five directors who are considered independent under the NYSE Listed Company rules and our Corporate Governance Principles. The Committee's membership is determined by our Board of Directors. The Committee operates under a written charter adopted by our Board of Directors. The Committee annually reviews the charter. A copy of the charter may be found on our website at www.corporate.ford.com.

The Committee makes decisions regarding the compensation of our officers that are Vice Presidents and above, including the Named Executives. The Committee has delegated authority, within prescribed share limits, to a Long-Term Incentive Compensation Award Committee (comprised of William Clay Ford, Jr., and Mark Fields) to approve grants of options, Performance Units, Time-Based Units, and other stock-based awards, and to the Annual Incentive Compensation Award Committee to determine bonuses for other employees.

The Board of Directors makes decisions relating to non-employee director compensation. Any proposed changes are reviewed in advance and recommended to the Board by the Nominating and Governance Committee (see Director Compensation on pp. 30-31).

The Compensation Committee considers recommendations from Mr. Ford, Mr. Fields, and the Group Vice President — Human Resources and Corporate Services, in developing compensation plans and evaluating performance of other executive officers. The Committee's consultant also provides advice and analysis on the structure and level of executive compensation. Final decisions on any major element of compensation, however, as well as total compensation for executive officers, are made by the Compensation Committee.

As in prior years, in 2015 the Committee engaged Semler Brossy Consulting Group, LLC, an independent compensation consulting firm, to advise the Committee on executive compensation and benefits matters. Semler Brossy is retained directly by the Committee, and it has the sole authority to review and approve the budget of the independent consultant. Semler Brossy does not advise our management and receives no other compensation from us. The same Semler Brossy principal attended all six of the Committee meetings in 2015.

The Committee has analyzed whether the work of Semler Brossy as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services to the Company by Semler Brossy; (ii) the amount of fees from the Company paid to Semler Brossy as a percentage of the firm's total revenue; (iii) Semler Brossy's policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Semler Brossy or the individual compensation advisor employed by the firm with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisor with any member of the Committee; and (vi) any stock of the Company owned by Semler Brossy or the individual compensation advisor employed by the firm. The Committee has determined, based on its analysis of the above factors, that the work of Semler

14 CORPORATE GOVERNANCE 2016 Proxy Statement

Brossy and the individual compensation advisor employed by Semler Brossy as compensation consultant to the Committee has not created any conflict of interest.

In addition, the Committee reviewed survey data provided by the Willis Towers Watson Executive Compensation Database (see Competitive Survey on pp. 41-42). Willis Towers Watson does not assist the Committee in determining or recommending compensation of executive officers. Willis Towers Watson is retained by Ford management, not the Committee.

Committee meetings typically occur prior to the meetings of the full Board of Directors. Bonus targets, bonus awards, Performance Unit grants, Time-Based Units, and cash awarded typically are decided at the February Committee meeting (see Timing of Awards on pp. 43-44). Officer salaries are reviewed in February each year.

See the Compensation Discussion and Analysis on pp. 36-55 for more detail on the factors considered by the Committee in making executive compensation decisions.

The Committee reviews our talent and executive development program with senior management. These reviews are conducted periodically and focus on executive development and succession planning throughout the organization, at the Vice President level and above.

Our policy, approved by the Compensation Committee, to limit outside board participation by our officers, is:

•
no more than 15% of the officers should be on for-profit boards at any given point in time; and

•
no officer should be a member of more than one for-profit board.

AUDIT COMMITTEE FINANCIAL EXPERT AND AUDITOR ROTATION

The Charter of the Audit Committee provides that a member of the Audit Committee generally may not serve on the audit committee of more than two other public companies. The Board has designated Stephen G. Butler as an Audit Committee financial expert. Mr. Butler meets the independence standards for audit committee members under the NYSE Listed Company and United States Securities and Exchange Commission ("SEC") rules. The lead partner of the Company's independent registered public accounting firm is rotated at least every five years.

Independence of Directors and Relevant Facts and Circumstances

DIRECTOR INDEPENDENCE

A majority of the directors must be independent directors under the NYSE Listed Company rules. The NYSE rules provide that no director can qualify as independent unless the Board affirmatively determines that the director has no material relationship with the listed company. The Board has adopted the following standards in determining whether or not a director has a material relationship with the Company. These standards are contained in Ford's Corporate Governance Principles and may be found at the Company's website, www.corporate.ford.com.

•
Employee or Former Employee. No director who is an employee or a former employee of the Company can be independent until three years after termination of such employment.

•
Independent Auditor Affiliation. No director who is, or in the past three years has been, affiliated with or employed by the Company's present or former independent auditor can be independent until three years after the end of the affiliation, employment, or auditing relationship.

•
Interlocking Directorship. No director can be independent if he or she is, or in the past three years has been, part of an interlocking directorship in which an executive officer of the Company serves on the compensation committee of another company that employs the director.

•
Additional Compensation. No director can be independent if he or she is receiving, or in the last three years has received, more than $100,000 during any 12-month period in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•
Immediate Family Members. Directors with immediate family members in the foregoing categories are subject to the same three-year restriction.
CORPORATE GOVERNANCE 2016 Proxy Statement 15

•
Other Relationships. The following commercial, charitable, and educational relationships will not be considered to be material relationships that would impair a director's independence:

(i)
Sales and Purchases of Products/Services. if within the preceding three years a Ford director was an executive officer or employee of another company (or an immediate family member of the director was an executive officer of such company) that did business with Ford and either: (a) the annual sales to Ford were less than the greater of $1 million or two percent of the total annual revenues of such company, or (b) the annual purchases from Ford were less than the greater of $1 million or two percent of the total annual revenues of Ford, in each case for any of the three most recently completed fiscal years;

(ii)
Indebtedness. if within the preceding three years a Ford director was an executive officer of another company which was indebted to Ford, or to which Ford was indebted, and either: (a) the total amount of such other company's indebtedness to Ford was less than two percent of the total consolidated assets of Ford, or (b) the total amount of Ford's indebtedness to such other company was less than two percent of the total consolidated assets of such other company, in each case for any of the three most recently completed fiscal years; and

(iii)
Charitable Contributions. if within the preceding three years a Ford director served as an executive officer, director, or trustee of a charitable or educational organization, and Ford's discretionary contributions to the organization were less than the greater of $1 million or two percent of that organization's total annual discretionary receipts for any of the three most recently completed fiscal years. (Any matching of charitable contributions will not be included in the amount of Ford's contributions for this purpose.)

Based on these independence standards and all of the relevant facts and circumstances, the Board determined that none of the following directors had any material relationship with the Company and, thus, are independent: Stephen G. Butler, Kimberly A. Casiano, Anthony F. Earley, Jr., James H. Hance, Jr., William W. Helman IV, Jon M. Huntsman, Jr., William E. Kennard, John C. Lechleiter, Ellen R. Marram, Gerald L. Shaheen, and John L. Thornton. Additionally, Richard A. Gephardt, who did not stand for election at the 2015 Annual Meeting, and James P. Hackett, who resigned from the Board of Directors on March 10, 2016, were determined by the Board to have had no material relationships with the Company during the time of their service and, thus, were independent.

DISCLOSURE OF RELEVANT FACTS AND CIRCUMSTANCES

With respect to the independent directors listed above, the Board considered the following relevant facts and circumstances in making the independence determinations:

From time to time during the past three years, Ford purchased goods and services from, sold goods and services to, or financing arrangements were provided by, various companies with which certain directors were or are affiliated either as members of such companies' boards of directors or, in the case of Messrs. Earley and Hackett, as an officer of such a company or, in the case of Gov. Huntsman, where an immediate family member serves as an officer of such a company. In addition to Messrs. Earley and Hackett, and Gov. Huntsman, these directors included Mr. Gephardt, Mr. Kennard, Mr. Hance, Mr. Helman, Ms. Marram, and Mr. Thornton. The Company also made donations to certain institutions with which certain directors are affiliated. These included Ms. Casiano, Mr. Earley, Mr. Gephardt, Mr. Hackett, Dr. Lechleiter, Mr. Shaheen, and Mr. Thornton. None of the relationships described above was material under the independence standards contained in our Corporate Governance Principles.

16 CORPORATE GOVERNANCE 2016 Proxy Statement

Codes of Ethics

The Company has published on its website (www.corporate.ford.com) its code of conduct handbook, which applies to all officers and employees, a code of ethics for directors, and a code of ethics for the Company's chief executive officer as well as senior financial and accounting personnel. Any waiver of, or amendments to, the codes of ethics for directors or executive officers, including the chief executive officer, the chief financial officer, and the principal accounting officer, may be approved only by the Nominating and Governance Committee, and any such waivers or amendments will be disclosed promptly by the Company by posting such waivers or amendments to its website. The Nominating and Governance Committee also reviews management's monitoring of compliance with the Company's Code of Conduct. Printed copies of each of the codes of ethics referred to above are also available by writing to our Shareholder Relations Department, Ford Motor Company, One American Road, Suite 1026, Dearborn, MI 48126.

Communications with the Board and Annual Meeting Attendance

The Board has established a process by which you may send communications to the Board as a whole, the non-employee Directors as a group, or the Presiding Independent Director. You may send communications to our Directors, including any concerns regarding Ford's accounting, internal controls, auditing, or other matters, to the following address: Board of Directors (or Presiding Independent Director or non-employee Directors as a group, as appropriate), Ford Motor Company, P.O. Box 685, Dearborn, MI 48126-0685. You may submit your concern anonymously or confidentially. You may also indicate whether you are a shareholder, customer, supplier, or other interested party. Communications relating to the Company's accounting, internal controls, or auditing matters will be relayed to the Audit Committee. Communications relating to governance will be relayed to the Nominating and Governance Committee. All other communications will be referred to other areas of the Company for handling as appropriate under the facts and circumstances outlined in the communications. Responses will be sent to those that include a return address, as appropriate. You may also find a description of the manner in which you can send communications to the Board on the Company's website (www.corporate.ford.com).

All members of the Board are expected to attend the annual meeting, unless unusual circumstances would prevent such attendance. Last year, of the fifteen then current members of the Board, fourteen attended the annual meeting.

CORPORATE GOVERNANCE 2016 Proxy Statement 17

Beneficial Stock Ownership

FIVE PERCENT BENEFICIAL OWNERS OF COMMON STOCK

Pursuant to SEC filings, the Company was notified that as of December 31, 2015, the entities included in the table below had more than a 5% ownership interest of Ford common stock, or owned securities convertible into more than 5% ownership of Ford common stock, or owned a combination of Ford common stock and securities convertible into Ford common stock that could result in more than 5% ownership of Ford common stock.

Name of Beneficial Owner	Address of Beneficial Owner	Ford Common Stock	Percent of Outstanding Ford Common Stock

State Street Corporation and certain of its affiliates*	State Street Financial Center One Lincoln Street Boston, MA 02111	370,509,854	9.5%

The Vanguard Group and certain of its affiliates	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	227,824,907	5.8%

Evercore Trust Company, N.A.	55 East 52nd Street 36th Floor New York, NY 10055	218,261,585	5.6%

BlackRock, Inc. and certain of its affiliates	BlackRock, Inc. 55 East 52nd Street New York, NY 10022	211,050,584	5.4%

*
State Street Bank and Trust Company is the trustee for Ford common stock in the Ford defined contribution plans master trust, which beneficially owns 5.6% of the common stock of Ford. In this capacity, State Street Bank and Trust Company has voting power over the shares in certain circumstances.

FIVE PERCENT BENEFICIAL OWNERS OF CLASS B STOCK

As of February 1, 2016, the persons included in the table below beneficially owned more than 5% of the outstanding Class B Stock.

Name	Address	Ford Class B Stock	Percent of Outstanding Ford Class B Stock

Lynn F. Alandt	Ford Estates, 2000 Brush, Detroit, MI 48226	6,615,159	9.34%
Sheila F. Hamp	Ford Estates, 2000 Brush, Detroit, MI 48226	4,698,363	6.63%
David M. Hempstead, as trustee of various trusts*	Ford Estates, 2000 Brush, Detroit, MI 48226	10,059,120	14.20%
Voting Trust**	Ford Estates, 2000 Brush, Detroit, MI 48226	69,004,451	97.40%
*
Mr. Hempstead disclaims beneficial ownership of these shares.

**
These Class B Stock shares are held in a voting trust of which Edsel B. Ford II, William Clay Ford, Jr., Benson Ford, Jr., and Alfred B. Ford are the trustees. The trust is of perpetual duration until terminated by the vote of shares representing over 50% of the participants and requires the trustees to vote the shares as directed by a plurality of the shares in the trust.
18 CORPORATE GOVERNANCE 2016 Proxy Statement

DIRECTOR AND EXECUTIVE OFFICER BENEFICIAL OWNERSHIP

The following table shows how much Ford stock each current director, nominee, and Named Executive beneficially owned as of February 1, 2016. No director, nominee, or executive officer, including Named Executives, beneficially owned more than 0.21% of Ford's total outstanding common stock nor did any such person beneficially own more than 0.01% of Ford common stock units as of February 1, 2016. Executive officers held options exercisable on or within 60 days after February 1, 2016 to buy 14,264,368 shares of Ford common stock.

Name	Ford Common Stock[1,2]	Ford Common Stock Units[3]

Stephen G. Butler*	42,623	129,434
Kimberly A. Casiano*	27,289	121,226
Anthony F. Earley, Jr.*	59,193	54,550
James D. Farley, Jr.	900,987	0
Mark Fields*	5,002,795	8,564
James H. Hance, Jr.*	69,972	41,834
William W. Helman IV*	39,481	32,358
Joseph R. Hinrichs	1,114,493	854
Jon M. Huntsman, Jr.*	19,976	25,787
William E. Kennard*	9,877	0
John C. Lechleiter*	53,293	4,371
Ellen R. Marram*	40,272	209,994
Gerald L. Shaheen*	35,291	118,999
Robert L. Shanks	1,076,073	0
John L. Thornton*	71,191	250,720

Name	Ford Common Stock[1,2]	Ford Common Stock Units[3]	Ford Class B Stock	Percent of Outstanding Ford Class B Stock

Edsel B. Ford II*	2,616,500	132,585	5,521,710	7.79%
William Clay Ford, Jr.*	8,370,231	78,931	10,745,926	15.17%

All Directors and Executive Officers as a group 30 persons beneficially owned 0.668% of Ford common stock or securities convertible into Ford common stock as of February 1, 2016	26,466,260	1,216,084	16,267,636	22.96%

*
Indicates Director Nominees

1
For executive officers, included in the amounts for "All Directors and Executive Officers as a group" are Restricted Stock Units issued under the 2008 Long-Term Incentive Plan ("2008 Plan") as long-term incentive grants in 2015 and prior years for retention and other incentive purposes.

  In addition, amounts shown include Restricted Stock Units issued under the 2008 Plan as follows: 703,288 units for Mr. Fields; 337,855 units for Mr. Shanks; 831,766 units for William Clay Ford, Jr.; 340,974 units Mr. Hinrichs; and 321,415 units for Mr. Farley.

  In addition, amounts shown include Restricted Stock Units issued under the 2014 Stock Plan for Non-Employee Directors of Ford Motor Company ("2014 Plan") as follows: 36,623 units for Mr. Butler; 19,976 units for Ms. Casiano; 23,193 units for Mr. Earley; 9,877 units for Mr. Kennard; 10,098 for Mr. Hance; 19,976 for Mr. Huntsman; 33,293 units for Dr. Lechleiter; 19,976 units for Ms. Marram; and 35,291 units for Mr. Shaheen.

  Included in the stock ownership shown in the table above: Edsel B. Ford II has disclaimed beneficial ownership of 61,401 shares of common stock and 32,508 shares of Class B Stock that are either held directly by his immediate family or by charitable funds which he controls. William Clay Ford, Jr., has disclaimed beneficial ownership of 327,092 shares of common stock and 2,106,777 shares of Class B Stock that are either held directly by members of his immediate family or indirectly by members of his immediate family in trusts in which Mr. Ford has no interest. Present directors and executive officers as a group have disclaimed beneficial ownership of a total of 388,493 shares of common stock and 2,139,285 shares of Class B Stock.

  No director or officer had pledged shares of common stock as security.

2
Also, on February 1, 2016 (or within 60 days after that date), the Named Executives and directors listed below have rights to acquire shares of common stock through the exercise of stock options under Ford's stock option plans (which amounts are included in the "Ford Common Stock" column), as follows:

Person	Number of Shares

James D. Farley, Jr.	231,673
Mark Fields	3,351,533
William Clay Ford, Jr.	6,715,475
Joseph R. Hinrichs	298,147
Robert L. Shanks	424,119
3
In general, these are common stock units credited under a deferred compensation plan and payable in cash and in the cases of William Clay Ford, Jr., Mark Fields, and Joseph R. Hinrichs, include stock units under a benefit equalization plan.
CORPORATE GOVERNANCE 2016 Proxy Statement 19

Section 16(a) Beneficial Ownership Reporting Compliance

Based on Company records and other information, Ford believes that all SEC filing requirements applicable to its directors and executive officers were complied with for 2015 and prior years, except that due to administrative error, David L. Schoch had one late report of one transaction and Hau Thai-Tang had one late report of two transactions.

Certain Relationships and Related Party Transactions

POLICY AND PROCEDURE FOR REVIEW AND APPROVAL OF RELATED PARTY TRANSACTIONS

Business transactions between Ford and its officers or directors, including companies in which a director or officer (or an immediate family member) has a substantial ownership interest or a company where such director or officer (or an immediate family member) serves as an executive officer ("related party transactions") are not prohibited. In fact, certain related party transactions can be beneficial to the Company and its shareholders.

It is important, however, to ensure that any related party transactions are beneficial to the Company. Accordingly, any related party transaction, regardless of amount, is submitted to the Nominating and Governance Committee in advance for review and approval. All existing related party transactions are reviewed at least annually by the Nominating and Governance Committee. The Office of the General Counsel reviews all such related party transactions, existing or proposed, prior to submission to the Nominating and Governance Committee, and our General Counsel opines on the appropriateness of each related party transaction. The Nominating and Governance Committee may, at its discretion, consult with outside legal counsel.

Any director or officer with an interest in a related party transaction is expected to recuse himself or herself from any consideration of the matter.

The Nominating and Governance Committee's approval of a related party transaction may encompass a series of subsequent transactions contemplated by the original approval, i.e., transactions contemplated by an ongoing business relationship occurring over a period of time. Examples include transactions in the normal course of business between the Company and a dealership owned by a director or an executive officer (or an immediate family member thereof), transactions in the normal course of business between the Company and financial institutions with which a director or officer may be associated, and the ongoing issuances of purchase orders or releases against a blanket purchase order made in the normal course of business by the Company to a business with which a director or officer may be associated. In such instances, any such approval shall require that the Company make all decisions with respect to such ongoing business relationship in accordance with existing policies and procedures applicable to non-related party transactions (e.g., Company purchasing policies governing awards of business to suppliers, etc.).

In all cases, a director or officer with an interest in a related party transaction may not attempt to influence Company personnel in making any decision with respect to the transaction.

RELATED PARTY TRANSACTIONS

In February 2002, Ford entered into a Stadium Naming and License Agreement with The Detroit Lions, Inc. (the "Lions"), pursuant to which we acquired for $50 million, paid by us in 2002, the naming rights to a new domed stadium located in downtown Detroit at which the Lions began playing their home games during the 2002 National Football League season. We named the stadium "Ford Field." The term of the naming rights agreement is 25 years, which commenced with the 2002 National Football League season. Benefits to Ford under the naming rights agreement include exclusive exterior entrance signage and predominant interior promotional signage. In June 2005, the naming rights agreement was amended to provide for expanded Ford exposure on and around the exterior of the stadium, including the rooftop, in exchange for approximately $6.65 million to be paid in installments over the following ten years, of which $564,933 was paid during 2015. Beginning in 2005, the Company also agreed to provide to the Lions, at no cost, eight new model year Ford, Lincoln, or Mercury brand vehicles manufactured by Ford in North America for use by the management and staff of Ford Field and the Lions and to replace such vehicles in each second successive year, for the remainder of the naming rights agreement. The cost incurred during 2015 was $62,541. William Clay

20 CORPORATE GOVERNANCE 2016 Proxy Statement

Ford, Jr., is a minority owner and is a director and officer of the Lions.

In October 2014, Ford entered into a Sponsorship Agreement with a wholly-owned subsidiary of the Lions to be the exclusive title sponsor of an NCAA-sanctioned, men's college football "Bowl" game to be played in each of the 2014-2016 seasons at Ford Field. We named the Bowl the "Quick Lane Bowl" for our Quick Lane Tire & Auto Center brand and acquired several broadcast television messages, event signage, and other advertising in exchange for a sponsorship fee. The cost incurred during 2015 was $630,000.

Paul Alandt, Lynn F. Alandt's husband, owns two Ford-franchised dealerships and a Lincoln-franchised dealership. In 2015, the dealerships paid Ford about $155.6 million for products and services in the ordinary course of business. In turn, Ford paid the dealerships about $26.7 million for services in the ordinary course of business. Also in 2015, Ford Motor Credit Company LLC, a wholly-owned entity of Ford, provided about $222.5 million of financing to dealerships owned by Mr. Alandt and paid about $1.6 million to them in the ordinary course of business. The dealerships paid Ford Credit about $224.6 million in the ordinary course of business. Additionally in 2015, Ford Credit purchased retail installment sales contracts and Red Carpet Leases from the dealerships in amounts of about $23.6 million and $95.0 million, respectively.

In March 2001, Marketing Associates, LLC, an entity in which Edsel B. Ford II has a majority interest, acquired all of the assets of the Marketing Associates Division of Lason Systems, Inc. Before the acquisition, the Marketing Associates Division of Lason Systems, Inc. provided various marketing and related services to the Company and this continued following the acquisition. In 2015, the Company paid Marketing Associates, LLC approximately $35.7 million for marketing and related services provided in the ordinary course of business.

During 2015, the Company employed Henry Ford III, son of Edsel B. Ford II, as a manager in our global Marketing and Sales skill team. Henry Ford III received 2015 compensation of approximately $177,000 consisting primarily of salary, bonus, and stock awards.

Ray Day, a Group Vice President, has an immediate family member employed by the Company. His brother received approximately $124,000 in compensation during 2015.

Pursuant to SEC filings, the Company was notified that as of December 31, 2015, State Street Corporation, and its affiliate State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, and certain of its affiliates, owned 9.5% of our common stock. During 2015, the Company paid State Street Corporation and its affiliates approximately $8.5 million in the ordinary course of business.

Pursuant to SEC filings, the Company was notified that as of December 31, 2015, Evercore Trust Company, N.A., 55 East 52nd Street, 36th Floor, New York, NY 10055, owned approximately 5.6% of the Company's common stock. During 2015, the Company paid Evercore Trust Company, N.A. approximately $1.1 million in the ordinary course of business.

Pursuant to SEC filings, the Company was notified that as of December 31, 2015, BlackRock, Inc., 55 East 52nd Street, New York, NY 10022, and certain of its affiliates, owned approximately 5.4% of the Company's common stock. During 2015, the Company paid BlackRock, Inc. approximately $6.1 million in the ordinary course of business.

The following chart shows the process for identification and disclosure of related party transactions.

CORPORATE GOVERNANCE 2016 Proxy Statement 21

Proposal 1. Election of Directors

IDENTIFICATION OF DIRECTORS

The Charter of the Nominating and Governance Committee provides that the Committee conducts all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates as directors. The Committee identifies candidates through a variety of means, including search firms, recommendations from members of the Committee and the Board, including the Executive Chairman and the President and CEO, and suggestions from Company management. The Committee has the sole authority to retain and terminate any search firm to be used to assist it in identifying and evaluating candidates to serve as directors of the Company. The Company on behalf of the Committee has paid fees to third-party firms to assist the Committee in the identification and evaluation of potential Board members.

Fourteen directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting or until he or she is succeeded by another qualified director who has been elected.

We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

QUALIFICATIONS CONSIDERED FOR NOMINEES

Because Ford is a large and complex company, the Nominating and Governance Committee considers numerous qualifications when considering candidates for the Board. In addition to the qualifications listed below, among the most important qualities directors should possess are the highest personal and professional ethical standards, integrity, and values. They should be committed to representing the long-term interests of all of the shareholders. Directors must also have practical wisdom and mature judgment. Directors must be objective and inquisitive. Ford recognizes the value of diversity, and we endeavor to have a diverse Board, with experience in business, international operations, finance, manufacturing and product development, marketing and sales, government, education, technology, and in areas that are relevant to the Company's global activities. The biographies of the nominees show that, taken as a whole, the current slate of director nominees possesses these qualifications. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, including making themselves available for consultation outside of regularly scheduled Board meetings, and should be committed to serve on the Board for an extended period of time. Directors should also be prepared to offer their resignation in the event of any significant change in their personal circumstances that could affect the discharge of their responsibilities as directors of the Company, including a change in their principal job responsibilities.

Each of the nominees for director is now a member of the Board of Directors, which met eight times during 2015. Each of the nominees for director attended at least 75% of the combined Board and committee meetings held during the periods served by such nominee in 2015. The nominees provided the following information about themselves as of February 1, 2016. Additionally, for each director nominee we have disclosed the particular experience, qualifications, attributes, or skills that led the Board to conclude that the nominee should serve as a director.

22 PROPOSAL 1. Election of Directors 2016 Proxy Statement

Stephen G. Butler

• Age: 68 • Independent Director Since: 2004 Committees: Audit (Chair), Nominating and Governance

Experience: Mr. Butler served as Chairman and Chief Executive Officer of KPMG, LLP from 1996 until he retired in 2002. Mr. Butler held a variety of management positions, both in the United States and internationally, during his 33-year career at KPMG.

Reasons for Nomination: Mr. Butler has extensive experience in the accounting profession, both in the United States and internationally, as well as executive leadership experience as chairman and Chief Executive Officer of KPMG. Mr. Butler's financial expertise and risk management skills have been instrumental in guiding Ford through its restructuring, which continues to be important as the Company continues to grow. Mr. Butler brings valuable insight in strategic and client service innovations. He is credited with helping KPMG create a cohesive firm to effectively serve international clients. Mr. Butler's leadership skills, financial expertise, and international business experience add significant value to the goals of improving our balance sheet, fulfilling our financial reporting obligations, and identifying areas throughout the Company where we might create greater cohesiveness.

Current Public Company Directorships: ConAgra Foods, Inc.

Public Company Directorships Within the Past Five Years: Cooper Industries, PLC

Kimberly A. Casiano

• Age: 58 • Independent Director Since: 2003 Committees: Audit, Nominating and Governance, Sustainability and Innovation

Experience: Ms. Casiano has been the President of Kimberly Casiano & Associates since 2010. Her firm provides advisory services in marketing, recruiting, communications, advocacy, and diversity to target the U.S. Hispanic market, the Caribbean, and Latin America. Ms. Casiano served as President and Chief Operating Officer of Casiano Communications, Inc., a Hispanic publisher of magazines and direct marketing company, from 1994 through 2009. She joined the company in 1987 and held various management positions. Ms. Casiano is a member of the Board of Directors of Scotiabank of Puerto Rico and the Hispanic Scholarship Fund.

Reasons for Nomination: Ms. Casiano has extensive experience in marketing and sales, particularly in the U.S. Hispanic community and Latin America. Ms. Casiano consistently provides Ford with valuable insight in developing communications, marketing, and sales strategies supporting our goal of growing market share profitably.

Current Public Company Directorships: Mead Johnson Nutrition Company and Mutual of America

PROPOSAL 1. Election of Directors 2016 Proxy Statement 23

Anthony F. Earley, Jr.

• Age: 66 • Independent Director Since: 2009 Committees: Compensation (Chair), Nominating and Governance, Sustainability and Innovation

Experience: Mr. Earley has been the Chairman, Chief Executive Officer, and President of PG&E Corporation since September 2011. Previously, Mr. Earley served in a number of executive leadership roles at DTE Energy including Executive Chairman, Chairman, Chief Executive Officer, President, and Chief Operating Officer. In addition, Mr. Earley served as President and Chief Operating Officer of Long Island Lighting and Gas Company. Mr. Earley also served as an officer in the United States Navy nuclear submarine program where he was qualified as a chief engineer officer.

Reasons for Nomination: Among other qualifications, Mr. Earley brings a wealth of executive leadership experience to the Board. His expertise in electrical infrastructure complements our One Ford Plan by providing key insight into the development of innovative products such as the development of hybrid and electric vehicles our customers want and value. Mr. Earley's experiences as a senior executive also complement our One Ford Plan by providing valuable insight into ways in which Ford can operate profitably at the current demand, while changing our product mix. Mr. Earley is a uniquely qualified leader who will help Ford continue to accelerate the One Ford Plan goal of driving profitable growth for all.

Current Public Company Directorships: PG&E Corporation

Public Company Directorships Within the Past Five Years: Masco Corporation and DTE Energy

Mark Fields

• Age: 55 • Director Since: 2014 Committees: Finance

Experience: Mr. Fields is President and Chief Executive Officer of Ford Motor Company, effective July 2014. Mr. Fields joined Ford in 1989 and served in several executive management positions throughout his tenure, including Chief Operating Officer from December 2012 through June 2014; Executive Vice President and President of the Americas; Executive Vice President of Ford Europe; Executive Vice President of Premier Automotive Group (PAG); Chairman and Chief Executive Officer of PAG; and President of Mazda Motor Company.

Reasons for Nomination: As Ford's President and Chief Executive Officer, Mr. Fields provides the strategic and management leadership necessary to lead Ford into the future. Mr. Fields's record at Ford speaks for itself. He led the successful implementation of the One Ford Plan and developed a highly effective and collaborative global leadership team. He continues to deliver product excellence with passion and drive innovation in every part of our business. Mr. Fields is a dynamic leader focused on growing the business, both domestically and globally, moving Ford into the future and delivering profitable growth for all. The Board believes that Mr. Fields's leadership skills will continue to create value for Ford and our stakeholders.

Current Public Company Directorships: International Business Machines Corporation

24 PROPOSAL 1. Election of Directors 2016 Proxy Statement

Edsel B. Ford II

• Age: 67 • Director Since: 1988 Committees: Finance, Sustainability and Innovation

Experience: Mr. Ford serves as a consultant to Ford and has served in this capacity since 1999. Previously, Mr. Ford served as a Vice President of Ford Motor Company and as the former President and Chief Operating Officer of Ford Motor Credit Company.

Reasons for Nomination: Mr. Ford has a wealth of valuable experience. As an executive at the Company and as a consultant for the Company, he developed deep knowledge of the Company's business. Mr. Ford's life-long affiliation with the Company provides the Board with a unique historical perspective and a focus on the long-term interests of the Company. Mr. Ford also adds significant value in various stakeholder relationships, both domestically and abroad, including relationships with dealers, non-government organizations, employees, and the communities in which Ford has a significant presence. In addition, Mr. Ford's experience in creative and technology-driven marketing allows him to provide valuable insight in developing marketing strategies supporting the One Ford Plan goal of profitable growth for all.

Public Company Directorships Within the Past Five Years: International Speedway Corporation

William Clay Ford, Jr.

• Age: 58 • Director Since: 1988 Committees: Finance (Chair), Sustainability and Innovation

Experience: Mr. Ford has held a number of management positions within Ford, including Vice President — Commercial Truck Vehicle Center. Mr. Ford was Chair of the Finance Committee from 1995 until October 2001 and was elected Chairman of the Board of Directors in January 1999. He served as Chief Executive Officer of the Company from October 2001 until September 2006 when he became Executive Chairman. Mr. Ford is also Vice Chairman of the Detroit Lions, Inc., Chairman of the Detroit Economic Club, and trustee of the Henry Ford Museum. He also is a member of the boards of Business Leaders for Michigan and Henry Ford Health System.

Reasons for Nomination: Mr. Ford has served in a variety of key roles at Ford and understands the Company and its various stakeholders. His long-term perspective and lifelong commitment to the Company adds significant value to the Company's stakeholder relationships. Mr. Ford, an early and influential advocate for sustainability at the Company, has long been recognized as a leader in advancing mobility and connectivity in the automobile industry, which adds significant value to Board deliberations.

Public Company Directorships Within the Past Five Years: eBay Inc.

PROPOSAL 1. Election of Directors 2016 Proxy Statement 25

James H. Hance, Jr.

• Age: 71 • Independent Director Since: 2010 Committees: Audit, Finance, Nominating and Governance

Experience: Mr. Hance has been an operating executive with The Carlyle Group since 2005. Mr. Hance retired as Chief Financial Officer of Bank of America in 2005, after 18 years of service with the firm. He is also a former Vice Chairman and member of the board of Bank of America. Mr. Hance joined NCNB Corporation, a predecessor to Bank of America, in 1987 and held various executive positions including Chief Financial Officer. From August 1985 until December 1986, he was chairman and co-owner of Consolidated Coin Caterers Corp. A certified public accountant, Mr. Hance spent 17 years with Price Waterhouse, now PricewaterhouseCoopers. Mr. Hance is an emeritus trustee of Washington University in St. Louis, and Chairman of the Board of Trustees of Johnson & Wales University in Providence, Rhode Island. Mr. Hance was the non-executive Chairman of the Board of Sprint Nextel Corp.

Reasons for Nomination: Mr. Hance has extensive experience in the banking industry and brings his financial expertise to deliberations regarding the Company's balance sheet and liquidity. Mr. Hance is credited with identifying key acquisitions to grow the Bank of America brand from a regional bank to an international enterprise. His knowledge is uniquely valuable as Ford identifies new opportunities for profitable growth.

Current Public Company Directorships: Acuity Brands, Inc., Cousins Properties Inc., Duke Energy Corporation, and The Carlyle Group

Public Company Directorships Within the Past Five Years: Rayonier, Inc., Sprint Nextel Corporation, and Morgan Stanley Corporation

William W. Helman IV

• Age: 57 • Independent Director Since: 2011 Committees: Finance, Nominating and Governance, Sustainability and Innovation (Chair)

Experience: Mr. Helman is a General Partner at Greylock Partners, a venture capital firm focused on early stage investments in technology, consumer Internet, and healthcare. He joined Greylock in 1984 and led the firm's investments in Millennium Pharmaceuticals, Hyperion, Vertex Pharmaceuticals, Zipcar, Inc., and UPromise, among others. Mr. Helman is Chairman of the Board of Trustees of Dartmouth College and is on the board of the Broad Institute.

Reasons for Nomination: Mr. Helman's expertise in investing in new innovations offers the Board valuable insight as Ford continues to invest in connectivity and mobility technologies in order to deliver the innovative products our customers want and value. Mr. Helman's experience with investments, social media marketing, and healthcare issues provides a measured perspective as these issues are becoming increasingly important as the auto industry adopts new technologies, develops solutions to personal mobility challenges, adapts to new social media techniques, and the country fully implements new federal healthcare legislation.

Public Company Directorships Within the Past Five Years: Zipcar, Inc.

26 PROPOSAL 1. Election of Directors 2016 Proxy Statement

Jon M. Huntsman, Jr.

• Age: 56 • Independent Director Since: 2012 Committees: Compensation, Nominating and Governance, Sustainability and Innovation

Experience: Governor Huntsman has been the Chairman of the Atlantic Council of the United States and Chairman of the Huntsman Cancer Foundation since 2012. Previously, Gov. Huntsman served as U.S. Ambassador to China from August 2009 through April 2011 and U.S. Trade Ambassador. Governor Huntsman was twice elected Governor of Utah and served from 2005 to 2009. He began his public service career as a White House staff assistant to President Ronald Reagan and has since served appointments as Deputy Assistant Secretary of Commerce for Asia, and U.S. Ambassador to Singapore. Governor Huntsman serves on the boards of the U.S. Naval Academy Foundation and the University of Pennsylvania. In addition, he serves as distinguished fellow at the Brookings Institute, a trustee of the Carnegie Endowment for International Peace, and a trustee of the Reagan Presidential Foundation.

Reasons for Nomination: Governor Huntsman's extensive experience in Asia brings a well-informed and international perspective to Board deliberations. Governor Huntsman's expertise is valuable as the Company plans to significantly increase its presence in Asia. In addition, Governor Huntsman's extensive experience in government service provides the Board with important insight on government relations at the state, federal, and international levels.

Current Public Company Directorships: Caterpillar, Inc., Chevron Corporation, and Hilton Worldwide Inc.

Public Company Directorships Within the Past Five Years: Huntsman Corporation

William E. Kennard

• Age: 59 • Independent Director Since: January 2015 Committees: Finance, Nominating and Governance, Sustainability and Innovation

Experience: Mr. Kennard is the Chairman and co-founder of Velocitas Partners LLC and a member of the Executive Board of Staple Street Capital since February 2014. Previously, Mr. Kennard served as chairman of the U.S. Federal Communications Commission (FCC) from 1997 to 2001 and served as the FCC's general counsel from 1993 to 1997. As U.S. Ambassador to the European Union from 2009 to 2013, he worked to eliminate regulatory barriers to commerce and to promote transatlantic trade, investment, and job creation. In addition to his public service, Mr. Kennard was a managing director of The Carlyle Group from 2001 to 2009. He also serves as a Fellow of the Yale Corporation.

Reasons for Nomination: Mr. Kennard has extensive experience in the law, telecommunications, and private equity fields. In particular, he has shaped policy and pioneered initiatives to help technology benefit consumers worldwide. Mr. Kennard is regarded as a champion for consumers in the digital age, and we believe this expertise and unique perspective will help guide our strategy as we accelerate our innovative work in the areas of in-car connectivity and mobility.

Current Public Company Directorships: AT&T Inc., MetLife, Inc., and Duke Energy Corporation

PROPOSAL 1. Election of Directors 2016 Proxy Statement 27

John C. Lechleiter

• Age: 62 • Independent Director Since: 2013 Committees: Compensation, Nominating and Governance

Experience: Dr. Lechleiter has been the President and Chief Executive Officer of Eli Lilly and Company since April 2008 and Chairman of the Board of Directors since January 2009. Dr. Lechleiter joined Lilly in 1979 and served in several executive management positions throughout his tenure, including President and Chief Operating Officer, Executive Vice President for pharmaceutical operations, Executive Vice President for pharmaceutical products and corporate development, and several executive positions in product development and regulatory affairs. Dr. Lechleiter is a member of the American Chemical Society. He also serves as the chairman of the U.S.-Japan Business Council and of United Way Worldwide, and he is a board member of the Pharmaceutical Research and Manufacturers of America, the Chemical Heritage Foundation, and the Central Indiana Corporate Partnership.

Reasons for Nomination: Dr. Lechleiter's experience as a chief executive officer of a multi-national company and his knowledge of science, marketing, management, and international business will aid the Board in its deliberations, especially as Ford seeks to expand its market share in regions outside North America. Dr. Lechleiter's knowledge and experience in research and development in a highly regulated industry also provide the Company with meaningful insight as it accelerates the development of new products. Additionally, Dr. Lechleiter's extensive experience in a highly regulated industry operating in a changing landscape adds significant expertise to the Board and will assist the Board as the Company adapts to an increasingly complex regulatory environment.

Current Public Company Directorships: Eli Lilly and Company and Nike, Inc.

Ellen R. Marram

• Age: 69 • Presiding Independent Director Since: 1988 Committees: Compensation, Nominating and Governance, Sustainability and Innovation

Experience: Ms. Marram serves as president of the Barnegat Group, LLC, a business advisory firm. She also is a Senior Managing Director at Brock Capital Group LLC. Ms. Marram previously served as the Managing Director of North Castle Partners, LLC from 2000 through 2005, President and Chief Executive Officer of Tropicana Beverage Group from 1997 through 1998, Group President of Tropicana Beverage Group from 1993 through 1997, and President and Chief Executive Officer of the Nabisco Biscuit Company from 1988 through 1993.

Reasons for Nomination: Ms. Marram has extensive management experience and marketing expertise in managing well-known consumer brands. During her 30 year career, she built profitable brands and is recognized for her ability to anticipate market trends and emerging consumer needs. Her expertise complements Ford's desire to meet current customer demand while anticipating the changing demands and needs of our customers. In addition, Ms. Marram's experience in advising companies provides her with multiple perspectives on successful strategies across a variety of businesses.

Current Public Company Directorships: The New York Times Company and Eli Lilly and Company

28 PROPOSAL 1. Election of Directors 2016 Proxy Statement

Gerald L. Shaheen

• Age: 71 • Independent Director Since: 2007 Committees: Audit, Nominating and Governance (Chair)

Experience: Mr. Shaheen retired as a Group President of Caterpillar in 2008, where he served in that capacity since November 1998. He joined Caterpillar in 1967 and held a variety of management positions in the United States and Europe. As Group President, Mr. Shaheen was responsible for the design, development, and production of the company's large construction and mining equipment, as well as marketing and sales operations in North America, Caterpillar's components business, and its research and development division. Mr. Shaheen is a board member and past chairman of the U.S. Chamber of Commerce, Chairman of the Illinois Neurological Institute, and former chairman and current member of the Board of Trustees of Bradley University.

Reasons for Nomination: Mr. Shaheen's extensive expertise in manufacturing provides the Board with valuable insight in staying globally competitive. He is recognized for providing Caterpillar with key leadership in global marketing organizations and for building critical relationships with Caterpillar's global network of dealers. Mr. Shaheen's manufacturing, marketing, and general management knowledge provide the Board with expertise helping to further Ford's goal of delivering product excellence with passion. In addition, his experience in research and development, related to the manufacture and sale of products in a capital and labor intensive industry, provide valuable insight into Ford's efforts to build products our customers want and value across multiple markets.

Current Public Company Directorships: AGCO Corporation

John L. Thornton

• Age: 62 • Independent Director Since: 1996 Committees: Compensation, Finance, Nominating and Governance

Experience: Mr. Thornton has served as Chairman of Barrick Gold Corporation since April 2014. He serves as non-executive Chairman of PineBridge Investments, Co-Chairman of the Board of Trustees of the Brookings Institution, and advisory board member of China Investment Corporation (CIC), and China Securities Regulatory Commission. He is Professor and Director of Global Leadership at Tsinghua University School of Economics and Management in Beijing, China. Mr. Thornton retired as President and Director of the Goldman Sachs Group, Inc. in 2003.

Reasons for Nomination: Mr. Thornton has extensive international business and financial experience. Mr. Thornton brings valuable insight into emerging markets as he expanded the presence of Goldman Sachs Asia, where he served as chairman. Mr. Thornton also served as co-chief executive of Goldman Sachs International, which was responsible for the firm's business in Europe, the Middle East, and Africa. Mr. Thornton's extensive experience in corporate finance and business matters, both domestically and internationally, is critical to achieving the One Ford Plan goals of financing our plan, improving our balance sheet, and creating profitable growth for all. Mr. Thornton's knowledge brings to the Board valuable insight in international business, especially in China, which has become one of the world's most important automotive growth markets.

Current Public Company Directorships: Barrick Gold Corporation

Public Company Directorships Within the Past Five Years: China Unicom (Hong Kong) Limited; Intel, Inc.; News Corporation; and HSBC Holdings plc

PROPOSAL 1. Election of Directors 2016 Proxy Statement 29

Director Compensation in 2015

(a)	(b)	(c)					(d)	(e)
	Fees Earned or Paid in Cash [2]	Stock Awards [3]	Fees [4]	Perquisites/ Evaluation Vehicles [5]	Tax Reimbursement	Life Insurance Premiums [6]	All Other Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)	($)

Stephen G. Butler	125,000	149,997		37,435	16,699	254	54,388	329,385
Kimberly A. Casiano	100,000	149,997		30,544	17,306	254	48,104	298,101
Anthony F. Earley, Jr.	125,000	149,997		22,549	10,689	254	33,492	308,489
Edsel B. Ford II	100,000	149,997	650,000	14,946	0	666	665,612	915,609
Richard A. Gephardt [1]	33,333	49,989		8,298	15,443	106	23,847	107,169
James P. Hackett [1]	100,000	149,997		22,540	16,785	254	39,579	289,576
James H. Hance, Jr.	100,000	149,997		18,707	13,696	254	32,657	282,654
William W. Helman IV	115,000	149,997	12,000	1,132	858	254	14,244	279,241
Jon M. Huntsman, Jr.	100,000	149,997		29,997	16,719	254	46,970	296,967
William E. Kennard	100,000	149,997		18,425	8,209	254	26,888	276,885
John C. Lechleiter	100,000	149,997		25,716	10,241	254	36,211	286,208
Ellen R. Marram	130,000	149,997		27,699	11,978	64	39,741	319,738
Gerald L. Shaheen	115,000	149,997		35,021	17,395	254	52,670	317,667
John L. Thornton	100,000	149,997		14,337	12,639	254	27,230	277,227
1
Mr. Gephardt did not stand for re-election at the 2015 Annual Meeting, and amounts paid to Mr. Gephardt were prorated in connection with his departure from the Board on May 14, 2015. Mr. Hackett resigned from the Board of Directors on March 10, 2016.

2
Fees.    Effective as of July 1, 2013, the Board of Directors agreed that the following compensation will be paid to non-employee directors of the Company:

Annual Board membership fee	$250,000
Annual Presiding Director fee	$30,000
Annual Audit Committee chair fee	$25,000
Annual Compensation Committee chair fee	$25,000
Annual other Committee chair fee	$15,000

The annual Board membership fee of $250,000 has been in place since January 1, 2012. In 2013, a review of director compensation at companies similarly situated to Ford indicated that the Audit Committee and Compensation Committee chair fees were below competitive levels. Consequently, the Board increased the fees paid for those positions from $15,000 to $25,000. The Board also approved an increase in the Presiding Independent Director fee from $25,000 to $30,000. The increases are consistent with Ford's philosophy of paying its directors near the top level of the leading companies in order to permit the Company to continue to attract quality directors.

As discussed in footnote 3 below, certain directors chose to receive all or a portion of their fees in restricted stock units pursuant to the 2014 Plan. Pursuant to SEC rules, the dollar value of any fees any director elected to receive in restricted units in excess of the 60% of the fees mandatorily paid in restricted stock units pursuant to that plan is shown in the "Fees Earned or Paid in Cash" column.

3
2014 Plan. Effective January 1, 2014, the Board adopted the 2014 Stock Plan for Non-Employee Directors of Ford Motor Company. The 2014 Plan was approved by shareholders at the 2014 Annual Meeting. The 2014 Plan is structured so that 60% (the "mandatory portion") of the Annual Board membership fee is mandatorily paid in Restricted Stock Units ("RSUs"). The amounts shown in column (c) are the grant date values of the RSUs relating to the mandatory portion of fees paid under the 2014 Plan. Each Director also had the option of having some or all of his or her remaining fees paid in RSUs pursuant to the 2014 Plan. The RSUs vest immediately upon grant. Each Director had the option to choose when the RSUs settle into shares of Ford common stock as follows: (i) immediately on the grant date; (ii) the earlier of five years from the date of grant and separation from the Board; or (iii) at separation from the Board. The Board adopted the 2014 Plan because the RSUs settle in shares of common stock, thus further aligning the interests of directors and shareholders. Directors are not permitted to sell, hedge, or pledge the 60% mandatory portion of the Annual Board fees until after separation from the Board, even if the RSUs settle into shares of common stock prior to separation from the Board. In light of the requirement that 60% of annual director fees are paid in RSUs, and that directors may not dispose of such RSUs or shares of stock until after separation from the Board, there is no minimum share ownership requirement for members of the Board. If dividends are paid on common stock, Dividend Equivalents are paid in additional RSUs on RSU balances for those directors whose RSUs have not settled into shares of common stock. For any director whose RSUs have settled into shares of common stock, they are required to reinvest those dividends into additional shares of common stock until separation from the Board.

4
The amount shown for Edsel B. Ford II reflects the fees he earned pursuant to a January 1999 consulting agreement between the Company and Mr. Ford. The consulting fee is payable quarterly in arrears in cash. Mr. Ford is available for consultation, representation, and other duties under the agreement. Additionally, the Company provides facilities (including office space) and an administrative assistant to Mr. Ford. This agreement will continue until either party ends it with 30 days' notice. The amount shown for Mr. Helman reflects fees paid
30 PROPOSAL 1. Election of Directors 2016 Proxy Statement

  to him as a member of the Board of Managers of Ford Global Technologies, LLC, a wholly-owned entity that manages the Company's intellectual property. As a non-employee manager of such board, Mr. Helman received the customary fees paid to non-employee managers. Currently, the fees are: Annual Fee: $10,000, Attendance Fee: $1,000 per meeting. Mr. Helman attended both meetings of the Board of Managers of Ford Global Technologies, LLC, during 2015.

5
Perquisites and Evaluation Vehicle Program. All amounts shown in this column reflect the cost of: (i) evaluation vehicles provided to Directors; (ii) the actual cost incurred for holiday gifts; (iii) healthcare insurance premiums for certain directors; and (iv) the value of Dividend Equivalents credited to the following directors: Mr. Butler, Ms. Casiano, Messrs. Earley and Hance, Gov. Huntsman, Dr. Lechleiter, Ms. Marram, Dr. Neal, and Mr. Shaheen. We calculate the aggregate incremental costs of providing the evaluation vehicles by estimating the lease fee of a comparable vehicle under our Management Lease Program. The lease fee under that program takes into account the cost of using the vehicle, maintenance, license, title and registration fees, and insurance. We provide non-employee directors with the use of up to two Company vehicles free of charge. Directors are expected to provide evaluations of the vehicles to the Company. The cost of providing these vehicles is included in column (d).

6
Insurance. Ford provides non-employee directors with $200,000 of life insurance which ends when a director retires. A director can choose to reduce life insurance coverage to $50,000 and avoid any income imputation. Effective January 1, 2014, the non-employee director life insurance program was changed to allow former employees who become directors to participate in the program and keep the life insurance coverage provided to retired employees. The life insurance premiums paid by the Company for each director are included in column (d). Ford also provides non-employee directors with the option to obtain Company provided healthcare insurance at no cost. The healthcare insurance is identical to healthcare insurance provided to employees, except for the employee paid portion of premiums. Seven directors have elected this option and that portion of the premiums that the Company pays on behalf of directors that employees typically pay is included in column (d).

Your Board's recommendation: FOR Proposal 1

PROPOSAL 1. Election of Directors 2016 Proxy Statement 31

Proposal 2. Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors selects and hires the independent registered public accounting firm. You must approve the Audit Committee's selection for 2016.

The Audit Committee selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to perform an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board for 2016. PricewaterhouseCoopers is well qualified to serve as our independent registered public accounting firm. Representatives of PricewaterhouseCoopers will be present at the meeting with the opportunity to make a statement and answer questions.

Amounts paid by the Company to PricewaterhouseCoopers for audit and non-audit services rendered in 2015 and 2014 are disclosed in the table below.

Ford management will present the following resolution to the meeting:

"RESOLVED, That the selection, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm to perform an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board for 2016 is ratified."

Your Board's recommendation: FOR Proposal 2

Fees Paid to PricewaterhouseCoopers	Year-ended December 31, 2015 ($)	Year-ended December 31, 2014 ($)
Audit Fees [1]	38,400,000	37,800,000
Audit-Related Fees [2]	3,100,000	3,900,000
Tax Fees [3]	3,500,000	3,500,000
All Other Fees [4]	4,900,000	2,600,000

TOTAL FEES	49,900,000	47,800,000
1
Consists of the audit of the financial statements included in the Company's Annual Report on Form 10-K, reviews of the financial statement included in the Company's Quarterly Reports on Form 10-Q, attestation of the effectiveness of the Company's internal controls over financial reporting, preparation of statutory audit reports, and providing comfort letters in connection with Ford Motor Credit Company funding transactions.

2
Consists of support of funding transactions, due diligence for mergers, acquisitions and divestitures, employee benefit plan audits, attestation services, internal control reviews, and assistance with interpretation of accounting standards.

3
Consists of assistance with tax compliance and the preparation of tax returns, tax consultation, planning, and implementation services, assistance in connection with tax audits, and tax advice related to mergers, acquisitions and divestitures. Of the fees paid for tax services, we paid 77% and 54% for tax compliance and preparation of tax returns in 2015 and 2014, respectively.

4
Consists of research analysis regarding new markets and strategies.

Audit Committee Report

The Audit Committee is composed of four directors, all of whom meet the independence standards contained in the NYSE Listed Company rules, SEC rules, and Ford's Corporate Governance Principles, and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter may be found on the Company's website, www.corporate.ford.com. The Audit Committee selects, subject to shareholder ratification, the Company's independent registered public accounting firm.

Ford management is responsible for the Company's internal controls and the financial reporting process. The independent registered public accounting firm, PricewaterhouseCoopers, is responsible for performing independent audits of the Company's consolidated financial statements and internal controls over financial reporting and issuing an opinion on the conformity of those audited financial statements with United States

32 PROPOSAL 2 2016 Proxy Statement

generally accepted accounting principles and on the effectiveness of the Company's internal controls over financial reporting. The Audit Committee monitors the Company's financial reporting process and reports to the Board of Directors on its findings. PricewaterhouseCoopers served as the Company's independent registered public accounting firm in 2015 and 2014.

AUDITOR INDEPENDENCE

During the last year, the Audit Committee met and held discussions with management and PricewaterhouseCoopers. The Audit Committee reviewed and discussed with Ford management and PricewaterhouseCoopers the audited financial statements and the assessment of the effectiveness of internal controls over financial reporting contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2015. The Audit Committee also discussed with PricewaterhouseCoopers the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, as well as by SEC regulations.

PricewaterhouseCoopers submitted to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence. The Audit Committee discussed with PricewaterhouseCoopers such firm's independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC.

The Audit Committee also considered whether the provision of other non-audit services by PricewaterhouseCoopers to the Company is compatible with maintaining the independence of PricewaterhouseCoopers and concluded that the independence of PricewaterhouseCoopers is not compromised by the provision of such services.

Annually, the Audit Committee pre-approves categories of services to be performed (rather than individual engagements) by PricewaterhouseCoopers. As part of this approval, an amount is established for each category of services (Audit, Audit-Related, Tax Services, and other services). In the event the pre-approved amounts prove to be insufficient, a request for incremental funding will be submitted to the Audit Committee for approval during the next regularly scheduled meeting. In addition, all new engagements greater than $250,000 will be presented in advance to the Audit Committee for approval. A regular report is prepared for each regular Audit Committee meeting outlining actual fees and expenses paid or committed against approved fees.

Audit Committee
Stephen G. Butler (Chair) Kimberly A. Casiano	James H. Hance, Jr. Gerald L. Shaheen
PROPOSAL 2 2016 Proxy Statement 33

Proposal 3. Approval of the Compensation of the Named Executives

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide you with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our Named Executives, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At the 2011 Annual Meeting you approved our proposal to provide you with this opportunity on an annual basis.

As described in detail in the "Compensation Discussion and Analysis," we seek to closely align the interests of our Named Executives with yours. Our compensation programs are designed to reward our Named Executives for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding unnecessary or excessive risk-taking. We urge you to read the Compensation Discussion and Analysis on pp. 36-55 and the other related executive compensation disclosures so that you have an understanding of our executive compensation philosophy, policies, and practices.

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our Named Executives, as described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors, or the Compensation Committee.

Ford management will present the following resolution to the meeting:

"RESOLVED, That the Company's shareholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company's Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure."

Your Board's recommendation: FOR Proposal 3

34 PROPOSAL 3 2016 Proxy Statement

CD&A Roadmap

CD&A ROADMAP 2016 Proxy Statement 35

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

Executive Summary

In 2015, we continued to implement our One Ford Plan, the key elements of which are:

  1.
  Aggressively restructure to operate profitably at the current demand and changing model mix.

  2.
  Accelerate development of new products, services, and experiences customers want and value.

  3.
  Finance our plan and maintain a strong balance sheet.

  4.
  Work together effectively as one team.

Our plan has served us well and will continue to do so going forward. We are building on our success by accelerating the pace of progress throughout our business, delivering product excellence with passion, and driving innovation in every part of the business.

2015 — OUR BREAKTHROUGH YEAR

COMPANY PRE-TAX PROFIT* -- $10.8 billion (excluding special items) All-time record	GLOBAL MARKET SHARE Ford global market share at 7.3% up 0.2 percentage points
VOLUME -- 6.635 million Wholesale volume highest since 2005	AUTOMOTIVE OPERATING MARGIN -- 6.8% Highest since at least the 1990s
TOTAL REVENUE -- $149.6 billion Automotive revenue highest since 2007	AUTOMOTIVE OPERATING-RELATED CASH FLOW** -- $7.3 billion Best level since at least 2001 (excluding special items)

*	For reconciliation of our total profits-before-taxes to U.S. generally accepted accounting principles ("GAAP"), please refer to Appendix II.	**	For reconciliation of our Automotive Operating-Related Cash Flow to GAAP, please refer to Appendix III.

STRONG FOUNDATION IN PLACE TO GROW BUSINESS

CORE BUSINESS	EMERGING BUSINESS

Successfully launched 16 global products	Opened last of 10 new plants to support growth in Asia Pacific
Quality and customer satisfaction to best-ever levels in all regions	Investing $4.5 billion in electrified vehicles by 2020
Ford Credit recognized as highest in consumer satisfaction in the U.S.	More than 15 million vehicles with SYNC on the road globally
Achieved four-year agreement with UAW	Announced Ford Smart Mobility Plan
36 EXECUTIVE COMPENSATION 2016 Proxy Statement

FORD RETURN ON INVESTED CAPITAL

Five Year Average ROIC* Performance (Pct.)

*
Based on Ford ROIC methodology. See Item 7 Return on Invested Capital on p. 73 of the Ford Motor Company Annual Report on Form 10-K for the year-ended December 31, 2015.

Return on invested capital (ROIC) has been healthy and higher than the cost of capital in a majority of the years since the recovery from the financial crisis. This demonstrates that our investments are paying off.

We believe in the effectiveness of our One Ford Plan and the compensation programs we have designed to support it. The table below shows our performance in key metrics over the past three years:

PERFORMANCE IN KEY METRICS

	2013	2014	2015
Company Pre-Tax Profit*	$10.1 Bils.	$7.3 Bils.	$10.8 Bils.
Automotive Operating-Related Cash Flow**	$6.1 Bils.	$3.6 Bils.	$7.3 Bils.
Automotive Operating Margin***	6.5%	4.6%	6.8%
Automotive Revenue	$139.4 Bils.	$135.8 Bils.	$140.6 Bils.
*
Excludes special items. For reconciliation of our total profits-before-taxes to U.S. generally accepted accounting principles ("GAAP"), please refer to Appendix II.

**
Excluding special items. For reconciliation of our Automotive Operating-Related Cash Flow to GAAP, please refer to Appendix III.

***
Automotive Operating Margin is defined as Automotive pre-tax results, excluding special items and Other Automotive, divided by Automotive Revenue.

FORD'S RESPONSE TO EMERGING OPPORTUNITIES

The above graphics show we have a strong core business that continues to deliver impressive results over a sustained time period. In order to create greater value for our stakeholders, it is important we use that strong foundation to take advantage of emerging growth opportunities, such as:

•
Strengthening our geographic footprint, particularly in emerging growth markets in Asia Pacific and the Middle East & Africa, is critical to growing profitably.

•
Investing in electrified vehicles is an important part of our plan not only to be environmentally responsible, but to also produce products that consumers will want and value.

•
Expanding in-vehicle technology with features such as SYNC 3 and the introduction of FordPass will help us connect with consumers in new and innovative ways that will increase our brand awareness and customer loyalty.

•
Accelerating our Ford Smart Mobility plan is perhaps the most exciting and innovative of our emerging opportunities. Finding solutions to mobility issues raised by societal changes presents tremendous growth opportunities for those companies that are innovative, willing to invest resources, and collaborate with technology leaders to bring those solutions to reality.
EXECUTIVE COMPENSATION 2016 Proxy Statement 37

We will pursue these and other opportunites as we deliver our One Ford Plan goal of profitable growth for all.

*    Excluding special items

FORD TOTAL SHAREHOLDER RETURN ("TSR") PERFORMANCE

*
The "TSR Peer Group" referenced above is the peer group we used in our 2015 Performance Unit grants. See Performance Unit Grants discussion on pp. 51-52 for a description of the TSR Peer Group.

The chart above indicates that our TSR performance has lagged that of our peer group and the S&P 500 over the one-, three-, and five-year periods. In the 2015 CD&A, we discussed how our record 24 product launches in 2014 would set the stage for improved operating results in 2015 and beyond — and 2015 was a breakthrough year for Ford. As the table on p. 37 shows, our operating results improved significantly from 2014. Shareholders have benefited from our results also. In January 2015, we increased our dividend rate by 20% from 2014 to a quarterly rate of $0.15 per share, and in January 2016 we maintained the quarterly rate and announced an annual supplemental dividend of $0.25 per share.

We also provided guidance for 2016, which includes pre-tax profit, automotive revenue, and automotive operating margin equal to or higher than 2015, and strong automotive operating-related cash flow. While the equity markets have not rewarded our common stock for our improved results, continued strong core performance and accelerating our plans to take advantage of emerging opportunites will result in long-term value for our stakeholders. We will communicate our achievements in these important areas as we transition to an automotive and mobility company.

38 EXECUTIVE COMPENSATION 2016 Proxy Statement

COMPENSATION PHILOSOPHY AND STRATEGY

Our compensation and benefits Philosophy, Strategy, and Guiding Principles are the pillars that provide the foundation within which compensation and benefits programs are developed at Ford. The Guiding Principles ensure our Philosophy and Strategy statements are applied consistently across the business for our salaried employees, and driving total shareholder return is inherent in each pillar. They work together — no one principle is more important than any other, and business judgment is used to balance them to ensure our compensation and benefit programs are effective in supporting our objectives. The Compensation Committee adopted the following with respect to all salaried employees:

Compensation and Benefits Philosophy:    Compensation and benefits programs are an important part of the Company's employment relationship, which also includes challenging and rewarding work, growth and career development opportunities, and being part of a leading company with a diverse workforce and great products. Ford is a global company with consistent compensation and benefits practices that are affordable to the business.

Pay for performance is fundamental to our compensation philosophy. We reward individuals for performance and contributions to business success. Our compensation and benefits package in total will be competitive with leading companies in each country.

Strategy Statement:    Compensation will be used to attract, retain, and motivate employees and to reward the achievement of business results through the delivery of competitive pay and incentive programs. Benefits provide employees with income security and protection from catastrophic loss. The Company will develop benefit programs that meet these objectives while minimizing its long-term liabilities.

GUIDING PRINCIPLES

•
Performance Orientation. Compensation programs should support and reinforce a pay-for-performance culture. They should motivate and reward employees for achieving desired business results. Benefit programs should provide income security and support/protect for catastrophic loss.

•
Competitive Positioning. Competitive compensation and benefit programs are critical to attracting, motivating, and retaining a high performing workforce. We target the average competitive level of automotive and other leading companies within the national market, including large automotive, leading multinational, and other selected companies, as appropriate. Competitiveness will be measured based on program value to employees relative to the comparator group. When business conditions are such that our incentive programs do not provide competitive compensation on a longer-term basis, we will utilize short- and long-term retention programs to ensure the Company retains key employees who enable the Company to respond successfully to financial and operational challenges.

•
Affordability. Compensation and benefits must be affordable to the Company over the medium- to long-term. To the extent possible, compensation and benefit programs will not fluctuate significantly based on short-term business conditions.

•
Desired Behaviors. Compensation and benefit programs should support the Company's business performance objectives and promote desired behaviors.

•
Flexibility. Compensation, benefit, and other related programs should take into account workforce diversity and provide meaningful individual choice where appropriate.

•
Consistency and Stability. It is a Company objective to provide consistent and stable programs globally (subject to legal, competitive, and cultural constraints), particularly for higher level positions. Compensation and benefit programs should have a high degree of consistency within countries (i.e., among various pay levels and employee groups) and should not fluctuate significantly year-over-year. Programs may vary when competitively driven.

•
Delivery Efficiency. Compensation, benefit, and other related programs should be understandable and easy to administer while leveraging economies of scale and technology. They should be implemented in a consistent, equitable, and efficient manner. Programs will be delivered in a manner that is tax-effective to the Company and employees as far as practicable.
EXECUTIVE COMPENSATION 2016 Proxy Statement 39

•
Delivery Effectiveness. Clearly defined metrics should be developed for compensation, benefit, and other related programs that are aligned with corporate business performance metrics. Metrics are designed and utilized to measure and continually improve business results.

The Philosophy and Strategy statements and Guiding Principles are reviewed by the Committee on a regular basis, and no material changes were made in 2015.

In keeping with the above, our total direct compensation for Named Executives, consisting of base salary, annual cash incentive, and long-term equity incentive, is heavily weighted towards performance. Base salary represents 25% or less of each Named Executive's target opportunity, and a majority of our executives' target compensation is contingent on meeting incentive plan metrics.

ONE FORD PLAN

As noted above, one of the primary objectives of our compensation program is to drive executive behavior to accomplish key strategic goals. Our senior leadership team further developed the Company's strategic priorities under the strategy of One Ford. One Ford provides a single definition of our objectives and how we need to deliver on those objectives to achieve success globally. One Ford aligns our efforts toward a common definition of success, which includes One Team executing One Plan to deliver One Goal — an exciting, viable Ford delivering profitable growth for all.

Given these priorities, the Committee decided to emphasize Automotive revenue, Automotive operating-related cash flow, Automotive operating margin, Ford Credit profit before tax, and Quality in our incentive plans for 2015. We believe these metrics drive our TSR and, consequently, are well-aligned with shareholder interests. For our 2015 Performance Unit grants, we did not include a Quality metric because year-to-year measurement of Quality is more informative to our business, but added a relative TSR metric (see Long-Term Incentive Awards on pp. 50-52).

We evaluate the long-term success of our One Ford Plan by measuring TSR. Management undertook a study of the key drivers of TSR in our industry, including discussion with investors. In our view, TSR in our industry is generated through revenue growth, strong operating margins, sustainable dividends, and a strong investment grade balance sheet. Our One Ford strategy and our performance-based incentive plan metrics are aligned with these factors.

As discussed in greater detail below, performance in these critical areas drove the compensation decisions related to our Incentive Bonus Plan and Performance Units for Named Executives for 2015. For more detail on these metrics and how they were used in our incentive programs, see the table below and refer to Annual Cash Incentive Awards on pp. 47-50 and Long-Term Incentive Awards on pp. 50-52.

PERFORMANCE-BASED INCENTIVE PLANS

As we have for many years, in 2015 we tied our executive compensation to performance against defined metrics aligned with the One Ford Plan objectives. We informed you in our 2015 CD&A that the Committee made significant changes to our Performance Unit grants for the 2015 performance period. By increasing the performance period from one to three years, the Committee incentivizes executives to focus on strengthening our business for the long-term. The addition of a relative TSR metric more closely aligns executive performance with our stock price and with your interests in stock price appreciation. The Committee did not include a Quality metric for the Performance Units because of unreliability of setting Quality targets over a three-year period. However, the Committee maintained a Quality metric in the 2015 Incentive Bonus Plan because of its importance to our reputational value. The following chart summarizes the differences in metrics and weightings between the Incentive Bonus plan and the Performance Unit grants in 2015.

40 EXECUTIVE COMPENSATION 2016 Proxy Statement

Please refer to 2015 Incentive Bonus Plan Performance Results on pp. 48-50 for details on our performance against metrics and payouts under our Incentive Bonus plan for 2015.

MANAGEMENT RECOMMENDATIONS

The Committee considers recommendations from the Executive Chairman, the President and CEO, and the Group Vice President — Human Resources and Corporate Services, in developing compensation plans and evaluating performance of executive officers. The Committee's independent consultant also provides advice and analyses on the structure and level of executive compensation (see Compensation Committee Operations on pp. 14-15). As noted in 2. Compensation Determination — One Ford Plan on p. 40, we established the One Ford corporate priorities. Our senior leadership team developed the 2015 business plan metrics and targets to support our One Ford priorities. Our Human Resources and Finance departments developed the incentive plan performance weightings, targets, and payout ranges in support of the business plan and One Ford. Final decisions on the design of our incentive plans and all major elements of compensation, however, as well as total compensation for each executive officer, were made by the Compensation Committee.

COMPETITIVE SURVEY

In December 2014, the Committee reviewed a report analyzing Ford's compensation programs for executives. The report was prepared by the Company, reviewed by the Committee's independent consultant, and was based on information obtained from the Willis Towers Watson Executive Compensation Database. The report discussed how our executive compensation program compared with those of peer companies on base salary, annual bonus, long-term incentives, and total direct compensation. The survey group compensation data was collected during the second quarter of 2014 and, therefore, reflected any bonuses paid in early 2014 for 2013 performance, as well as equity grants made in early 2014.

While the Committee used the December 2014 survey data as a reference point, it was not, in 2015, the sole determining factor in executive compensation decisions. We generally seek to provide total compensation opportunities at or around the survey group's median total compensation. Consistent with our compensation Guiding Principles discussed above, we incorporate flexibility into our compensation programs to respond to, and adjust for, changes in the business/economic environment and individual accomplishments, performance, and circumstances.

Throughout the CD&A we discuss the competitiveness of the elements of the Named Executives' compensation compared to our survey group. The survey we use for these comparisons is a December 2015 survey also prepared by the Company and reviewed by the Committee's consultant, and based on the Willis Towers Watson Executive Compensation Database. The Committee uses the following criteria, which were established in 2009 in consultation with the Committee's independent consultant, to determine the companies included in the survey group:

  •
  member of the Fortune 100;

  •
  similar primary business to Ford and/or similar business model (e.g., engineering, manufacturing, sales, financial services, and numerous job matches);

  •
  particular line of business comprises no more than 20% of the total peer group; and

  •
  participates in the Willis Towers Watson survey process.

The above criteria ensure that the chosen executive compensation survey group will be representative of Ford's market for talent. The Committee reviews the criteria and survey group annually, and Hewlett-Packard was removed from the survey group in 2015 due to its not participating in the Willis Towers Watson survey process for several years. Changes to the survey group are typically minimized in order to support data stability and reliability. Our non-U.S. based competitors do not participate in the Willis Towers Watson survey process. Our survey group includes the following companies:

3M	ExxonMobil
Alcoa	General Dynamics
AT&T	General Electric
Boeing*	General Motors
Caterpillar	Honeywell
Chevron	IBM
Chrysler	Johnson & Johnson
Cisco Systems	PepsiCo
Coca-Cola	Pfizer
ConocoPhillips	United Technologies
Dow Chemical	Valero
DuPont
*
Boeing is typically included in our survey group analysis, but its data were not available in the Willis Towers Watson database this year.

The survey database did not contain enough job-position-related matches for Mr. Ford, our Executive Chairman. Consequently, his compensation was excluded from our analysis of how the total direct compensation of our Named Executives compares to that of the survey group. The 2015 survey results

EXECUTIVE COMPENSATION 2016 Proxy Statement 41

indicated that the targeted total direct compensation for Mr. Fields was slightly above the median. For Messrs. Shanks and Hinrichs, targeted total direct compensation was at the median, and Mr. Farley's was above the median. An analysis of how each element of actual compensation discussed below compared to the survey data for 2015, as well as how the factors described above, including the competitive survey data review, affected Named Executive compensation decisions during 2015, is included in the discussion of each element.

PAY EQUITY

Periodically, the Committee reviews the amount of all components of compensation of our executive officers. This review includes data on salary, annual bonuses, and equity-based awards, as well as qualitative and quantitative data on perquisites. The Committee also takes into account relative pay considerations within the officer group and data covering individual performance. The Committee uses this analysis to assist it in ensuring internal equity among the executive officer group.

The Committee also considers the potential value of outstanding equity grants and uses this information as one data-point in evaluating equity compensation grants. For instance, the Committee regularly reviews the value of equity-based awards at certain price levels of Ford stock. The analysis includes the following:

  •
  "in-the-money" stock options;

  •
  unvested Restricted Stock Units; and

  •
  2015 Performance Unit grant.

The Committee uses this analysis to evaluate the accumulated wealth and retention value in equity of the Named Executives in light of the Company's change in market value. The equity grant values to the Named Executives are at the median of the survey group and, therefore, the Committee believes that our equity-based incentive programs have been effective to attract, motivate, and retain executives, as well as incentivize executives to accomplish our One Ford Plan objectives.

TAX CONSIDERATIONS

Internal Revenue Code § 162(m).    Code Section 162(m) generally disallows Federal tax deductions for compensation in excess of $1 million paid to the Chief Executive Officer and the next three highest paid officers at year-end (other than the Chief Financial Officer) whose compensation is required to be reported in the Summary Compensation Table of the proxy statement ("Covered Executives"). Certain performance-based compensation is not subject to this deduction limitation. In our case, we believe that this exemption applies to certain awards under the Incentive Bonus Plan and the 2008 Plan. Specifically, we believe that Incentive Bonus Plan payments made for 2015 performance were not, and Final Awards related to 2015 Performance Units will not be, subject to the deduction limit. The incremental bonuses paid, however, to the Covered Executives (see column (d) of the Summary Compensation Table on p. 56) are subject to the deduction limit. At the 2013 Annual Meeting you approved the performance criteria used in the Incentive Bonus Plan and the 2008 Long-Term Incentive Plan ("2008 Plan") in order to support tax deductibility for awards granted to Covered Executives pursuant to those plans. Additionally, we cannot deduct that portion of any Covered Executive's salary that is in excess of $1 million, or the cost of any perquisites provided to a Covered Executive whose salary exceeds $1 million.

Generally, we strive to maximize the tax deductibility of our compensation arrangements. In the highly competitive market for talent, however, we believe the Committee needs flexibility in designing compensation that will attract and retain talented executives and provide special incentives to promote various corporate objectives. The Committee, therefore, retains discretion to award compensation that is not fully tax deductible.

Internal Revenue Code § 409A.    Code Section 409A provides that amounts deferred under nonqualified deferred compensation plans are includible in an employee's income when vested, unless certain requirements are met. If these requirements are not met, employees are also subject to an additional income tax and interest. All of our supplemental retirement plans, severance arrangements, other nonqualified deferred compensation plans, as well as the Incentive Bonus Plan and the 2008 Plan, are intended to meet these requirements. As a result, employees are expected to be taxed when the deferred compensation is actually paid to them.

42 EXECUTIVE COMPENSATION 2016 Proxy Statement

Underlying our compensation programs is an emphasis on sound governance practices. These practices include:

WE DO

Perform annual say-on-pay advisory vote for stockholders
Pay for performance
Use appropriate peer group when establishing compensation
Balance short- and long-term incentives
Align executive compensation with stockholder returns through long-term incentives
Cap individual payouts in incentive plans
Include clawback policy in our incentive plans
Maintain robust stock ownership goals for executives
Condition grants of long-term incentive awards on non-competition and non-disclosure restrictions
Mitigate undue risk taking in compensation programs
Include criteria in incentive plans to maximize tax deductibility
Retain a fully independent external compensation consultant whose independence is reviewed annually by the Committee (see Corporate Governance — Compensation Committee Operations on pp. 14-15)
Include a double-trigger provision for equity grants that contemplate a change-in-control (see 2016 Plan Changes on p. 54)

WE DO NOT

Provide tax gross-ups for perquisites
Provide evergreen employment contracts
Provide dividend equivalents on unvested equity awards for executive officers
Maintain individual change-in-control agreements for Named Executives
Reprice options

We reviewed and discussed the findings of a risk assessment of these and other compensation policies and practices with the Compensation Committee, which also reviewed and discussed the findings with the Committee's independent consultant, and concluded that our compensation programs are designed with an appropriate balance of risk and reward in relation to our One Ford Plan and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company (see Risk Assessment Regarding Compensation Policies and Practices on pp. 13-14). Consequently, we did not make any significant changes to our executive compensation practices for 2015 as a result of our compensation risk analysis.

TIMING OF AWARDS

Annual grants of equity awards are typically determined at a February Compensation Committee meeting. At that time, data for previous performance periods are available to determine the amount of the Final Awards. The Committee also decides the effective date of the Final Awards, and the annual equity-based grants of Time-Based Units and Performance Units. In order to allow enough time for preparation of notification materials, the Committee approved the annual 2015 equity-based grants on February 11, 2015, and approved an effective grant date of March 4, 2015. A similar practice was followed in previous years. This timing allows for the grants to be made during a non-blackout trading period because the release of earnings information for the prior fiscal year is sufficiently in advance of the annual grant date for the public to be aware of the information.

EXECUTIVE COMPENSATION 2016 Proxy Statement 43

The Committee does not time equity grant dates to affect the value of compensation either positively or negatively. Executive officers did not play a role in the selection of the grant dates. Special grants, whether approved by the Compensation Committee for officers or the Long-Term Incentive Compensation Award Committee for non-officers, are effective either on a specified future date (e.g., a date that coincides with a promotion or hiring date, or quarterly grant date), or the date of approval. In the case of an approval by written consent, the grant date cannot be earlier than the date when the Committee member approvals have been obtained. See Corporate Governance — Compensation Committee Operations at pp. 14-15 for more information on the Long-Term Incentive Compensation Award Committee.

COMPENSATION PLANNING CYCLE

The graphic below shows our annual compensation planning cycle.

STOCK OWNERSHIP GOALS

For several years the Compensation Committee has imposed stock ownership goals for executives at or above the Vice President level to further align the interests of executives with those of shareholders. An executive has five years from taking his or her position to achieve the relevant officer level goal. The following table shows the officer level and respective ownership goal. We review progress toward achievement of the ownership goals periodically. All forms of stock ownership — including directly and indirectly owned shares of common stock, Final Awards of Restricted Stock Units, and units that are based on common stock (excluding stock options and unearned Performance Units) — count toward the goal. As of March 3, 2016, all of the Named Executives comply with the stock ownership goals.

Officer Level	Ownership Goal

Executive Chairman and President & CEO	6X Salary
Executive Vice Presidents	3X Salary
Group Vice Presidents	2X Salary
Vice Presidents	1X Salary
44 EXECUTIVE COMPENSATION 2016 Proxy Statement

NAMED EXECUTIVE OFFICERS

The Named Executives are:

•
Mark Fields, President and Chief Executive Officer

•
Robert L. Shanks, Executive Vice President and Chief Financial Officer

•
William Clay Ford, Jr., Executive Chairman

•
Joseph R. Hinrichs, Executive Vice President — The Americas

•
James D. Farley, Jr., Executive Vice President and President — Europe, Middle East & Africa

Element	BASE SALARY	ANNUAL CASH INCENTIVE AWARDS	LONG-TERM INCENTIVE AWARDS	BENEFITS AND PERQUISITES	RETIREMENT PLANS

Purpose	Base Level of Compensation	Incentive to Drive Near-Term Performance	Incentive to Drive Long-Term Performance and Stock Price Growth	Enhance Productivity and Development	Income Certainty and Security

Target	Fixed $	Fixed % of Salary	Fixed Equity Opportunity	Fixed $	% of Salary

Form of Delivery	Cash	Cash	Performance Units and Time-Based Units	Various	Cash

Company Performance/ Award	NA	0-200%	Performance Units 0-200%	NA	NA

EXECUTIVE COMPENSATION 2016 Proxy Statement 45

To achieve our objectives and to support our business strategy, compensation paid to our executives is structured to ensure that there is an appropriate balance among the various forms of compensation. The Committee attempts to strike appropriate balances by analyzing the competitive market for executive talent, our business results and forecasts, and our key strategic goals for the year. The charts below show the various balances we achieved among our executive officer group (which includes officers in addition to the Named Executives) compared to the balances achieved by the survey group:

As the charts indicate, Ford's overall allocation is in line with the comparator group's median.

BASE SALARY

When considering increases to base salaries, the Compensation Committee takes into account the following factors:

•
the individual's job duties, performance, and achievements;

•
similar positions of responsibility within the Company (internal pay equity);

•
job tenure, time since last salary increase, retention concerns, and critical skills; and

•
level of pay relative to comparable positions at companies in the survey group.

The Compensation Committee reviews salaries of the Named Executives annually and at the time of a promotion or other major change in responsibilities. Our competitive survey results for 2015 indicated that salary for Mr. Fields was slightly above the median. Mr. Shanks was at the median of the comparator group, and Messrs. Hinrichs and Farley were above the median.

We believe that paying base salaries at or above the competitive survey is appropriate to retain executives throughout the business cycle.

The Committee decided that granting merit increases for salaried employees would recognize the sustained progress made in our One Ford Plan. Consequently, the Committee decided to provide merit salary increases effective April 1, 2015, for Messrs. Shanks, Hinrichs, and Farley. Messrs. Ford and Fields did not receive any increases to salary during 2015. The Committee considered that Mr. Fields received a merit salary increase in April 2014 and a salary increase in July 2014 when he assumed the role of President and CEO, and that a significant portion of Mr. Ford's compensation as Executive Chairman should be equity-based.

46 EXECUTIVE COMPENSATION 2016 Proxy Statement

ANNUAL CASH INCENTIVE AWARDS

As noted in Performance-Based Incentive Plans on p. 40, the Committee decided to use corporate metrics for our Incentive Bonus Plan. The corporate metrics and weightings incentivize our executives to work together as a team in achieving common objectives that advance our One Ford Plan and enhance TSR. In addition, corporate metrics in a global enterprise recognize the regional trade-offs that are frequently required to ensure overall corporate success on Automotive operating margin, Automotive operating-related cash flow, and Automotive revenue. While the Committee established corporate metrics, the Quality metric was based on individual market and Business Unit objectives. In 2015, the Committee set a formula that was based on the metrics set forth in the following chart for the Named Executives:

*
We define total Automotive operating-related cash flow as automotive pre-tax profits (excluding special items as detailed in Ford's Annual Report on Form 10-K for the year ended December 31, 2015) adjusted for the following:

•
less: capital spending (additional cash outflow);

•
add back: depreciation and amortization (non-cash expense);

•
add/deduct: changes in receivables, inventory, and trade payables; and

•
other — primarily expense and timing differences.

  The following are excluded in the calculation of total Automotive operating-related cash flow:

  •
  pension plan contributions; and

  •
  tax payments from affiliates.

The Named Executives and their respective Incentive Bonus targets for the 2015 performance period were as follows:

Name	Target as % of Salary

Mark Fields	200%
Messrs. Shanks, Hinrichs, Farley	100%
William Clay Ford, Jr.	50%

The Committee established targets for executive officers based on the individual's level of responsibility, competitive compensation data, pay equity considerations among the executive officers, past target amounts, as well as the need for flexibility to motivate and reward exceptional performance while maximizing the deductibility of compensation by following the shareholder-approved terms of the Incentive Bonus Plan. The Committee established the target for Mr. Fields at 200% of salary when he assumed the position of President and CEO. The bonus target percentage for Mr. Fields was above the survey group's median, while the targets for Messrs. Shanks and Hinrichs were below the median, and Mr. Farley was slightly below the survey group's median.

In 2008, the Committee reduced Mr. Ford's Incentive Bonus target from 175% of salary to $1 million (50% of his current salary) and increased his equity-based compensation target. The Committee believes this arrangement is more appropriate for the position of Executive Chairman and focuses his efforts on long-term objectives.

EXECUTIVE COMPENSATION 2016 Proxy Statement 47

2015 Incentive Bonus Plan Performance Results

The amount earned under the Incentive Bonus Plan was determined pursuant to a pre-established sliding scale, based on various levels of achievement for each metric. If minimum performance levels had not been met for all metrics, the payout would have been zero. The scaling is based on a statistical methodology that takes into account historical performance-to-objective for each of the metrics. The Committee believes that a scale which allows a maximum award of 200% of target incentivizes executives to exceed business objectives.

The 2015 Incentive Bonus Plan Performance Results table on p. 49 indicates an overall achievement of 99% for the 2015 performance period. The Committee decided to pay out the Incentive Bonus Plan awards to the Named Executives at the 99% of target level that was achieved (see column (g) of the Summary Compensation Table on p. 56). The Committee believes that the Named Executives' efforts in delivering a breakthrough 2015 financial performance and acceleration of our One Ford Plan warranted a payout at the level achieved.

On January 7, 2016, we announced a change in accounting method for certain components of expense related to our defined benefit pension and other postretirement employee benefit ("OPEB") plans, effective December 31, 2015. The change directly impacts the calculation of Automotive Operating Margin, which is a metric in the Company's Incentive Bonus Plan for the 2015 performance period. This impact increased performance-to-target for the Automotive Operating Margin metric and, thus, would increase overall payouts under the Incentive Bonus Plan. On the recommendation of management, the Compensation Committee decided on February 10, 2016, that the impact of the accounting change for pension and OPEB should be excluded from the calculation of the Automotive Operating Margin metric for Company Vice Presidents and above for the 2015 performance period for the Incentive Bonus Plan. Consequently, these individuals will not benefit from the Company's decision to change its accounting method for pension and OPEB. Because the effect of the accounting change was not reflected in the Automotive Operating Margin target for the 2015 incentive plan grants, management and the Compensation Committee agreed that these individuals should not benefit from an accounting decision whose effect increased incentive plan payouts.

We outperformed in the Automotive Operating-Related Cash Flow, Automotive Operating Margin, Ford Credit Profits Before Taxes, and Quality metrics, and underperformed in the Automotive Revenue metric.

Although our Automotive Revenue was the highest since 2007, we underperformed on our revenue objective. This was due primarily to increasingly difficult external economic environments in our Europe and South America Business Units. While the strengthening of the U.S. dollar also pressured our operating margins, we performed well against that target. Ford Credit continued to perform strongly by exceeding its profit objectives, and remains a strategic asset for the Company. We exceeded our cash flow objectives despite a difficult external environment. In 2015, the Quality metric was comprised of Things-Gone-Wrong ("TGW"), Warranty Spending, and Customer Satisfaction data. As the graph on p. 49 shows, all regions experienced positive results in Quality performance.

We stated in last year's CD&A that the record 24 vehicle launches in 2014 would set the stage for future increased performance in 2015 and beyond. The Committee increased all metric targets in anticipation of that performance, and the 2015 Incentive Bonus Plan Performance Results table demonstrates that management performed well against the established targets.

48 EXECUTIVE COMPENSATION 2016 Proxy Statement

2015 INCENTIVE BONUS PLAN PERFORMANCE RESULTS

*
Excludes special items as detailed in Ford's Annual Report on Form 10-K for the year ended December 31, 2015.

**
The Quality metric has a corporate target, which was a weighted average of the Business Units' quality performance. The weightings for the Quality metric were as follows: North America — 38.6%; South America — 11.3%; Europe — 15.8%; Middle East & Africa — 0.5%; and Asia Pacific — 33.8%. These weightings were based on the planned vehicle sales and registrations of the relevant Business Units for 2015. See the Quality Performance table below for an explanation of the targets and results for the 2015 performance period.

INCENTIVE BONUS PLAN RESULTS 2015 — QUALITY PERFORMANCE*

*
The Global Quality metrics were developed from our Warranty Spending data and industry survey data that measures Things-Gone-Wrong and Customer Satisfaction at 3 Months in Service. To better understand the Quality metrics, we show the targets as the year-over-year increase or decrease vs. the prior year actual performance. Bracketed numbers would indicate year-over-year deterioration in the metrics while non-bracketed numbers indicate year-over-year improvements.
EXECUTIVE COMPENSATION 2016 Proxy Statement 49

Name	Incentive Bonus Target Opportunity $	×	Business Performance Factor	=	Final Incentive Bonus Payout $
Mark Fields	3,500,000	×	99%	=	3,465,000
Robert L. Shanks	840,000	×	99%	=	831,600
William Clay Ford, Jr.	1,000,000	×	99%	=	990,000
Joseph R. Hinrichs	1,025,000	×	99%	=	1,014,750
James D. Farley, Jr.	900,000	×	99%	=	891,000

Incentive Bonus Target Opportunity × Business Performance Factor (0 - 200%)

Incremental Bonuses

The Committee has the ability to create an individual performance fund to recognize and reward exceptional performance. Our executives performed well in making 2015 a breakthrough year. The Committee believes that certain executives exhibited exceptional leadership skills in helping the Company achieve those results. Consequently, in February 2016, the Committee created an individual performance fund to recognize and reward those executives, including Messrs. Hinrichs and Farley, with incremental bonuses beyond the Incentive Bonuses earned for the 2015 performance year (see column (d) of the Summary Compensation Table on p. 56).

In 2015, Mr. Hinrichs's performance as President of the Americas was exceptional. North America had outstanding full year results, with strong Automotive Revenue, an Automotive operating margin of 10.2%, and pre-tax profit of $9.3 billion, excluding special items. Under his leadership, we achieved the highest annual sales in the U.S. since 2005, and we remained the best-selling vehicle brand in the U.S. In addition, in a continuing deteriorating economic environment in South America, our results improved by over $300 million from 2014. These results demonstrated Mr. Hinrichs's leadership abilities and warranted an incremental bonus award.

During 2015, Mr. Farley transitioned to the leadership of our Europe and Middle East & Africa business units. Under his leadership, Ford Europe returned to profitability, and our 2015 volume increased by 10%. For the full year, Ford was Europe's best-selling commercial vehicle brand. Additionally, our Middle East & Africa business unit achieved its first pre-tax profit in two years since the region became a standalone Business Unit. Mr. Farley's leadership in achieving these results merited special recognition.

LONG-TERM INCENTIVE AWARDS

Our equity-based incentive awards are tied to our performance and the future value of our common stock. These awards are intended to focus executive behavior on our longer-term interests because today's business decisions affect Ford over a number of years. For 2015, the Committee made significant changes to our equity compensation program for officers. After our 2014 Say-On-Pay results, we met with investors to obtain feedback regarding our executive compensation programs. Based on that feedback and on management's desire to accelerate our One Ford Plan, the Committee decided to replace stock options with Time-Based Restricted Stock Units ("Time-Based Units" — see Time-Based Unit Grants on p. 51). In addition, the Committee significantly changed the Performance Unit grants by lengthening the performance period from one year to three years and by incorporating a relative TSR metric (see Performance Unit Grants on p. 51).

In granting equity awards, the Committee determined a dollar value of equity awards to grant to each recipient. For officers, this dollar value is translated into a number of Performance Units and Time-Based Units based on the fair market value of Ford common stock on the date of grant.

The competitive survey indicates that equity-based compensation for Messrs. Fields and Shanks is at the median of the survey group. Mr. Hinrichs's is slightly below the median, while Mr. Farley's equity-based compensation is slightly above the median. These efforts demonstrate flexibility in our compensation practices to reward superior performance and to respond to changing business and economic conditions.

In general, the total value of equity-based grants in 2015 was determined based on the following considerations:

•
job responsibilities and future contribution assessment to our long-term performance;

•
retention needs;

•
historical share allocations;

•
competitive level of grants for job matches in the survey group;

•
the value of equity-based grants granted to the executive in the prior year; and
50 EXECUTIVE COMPENSATION 2016 Proxy Statement

•
the total number of equity-based grants awarded to our employees.

In 2015, the Committee allocated the value of the annual equity-based compensation grants as follows: 25% Time-Based Units and 75% Performance Units (see Grants of Plan-Based Awards in 2015 on pp. 58-59). By tying a greater percentage of annual equity compensation to the achievement of key objectives, the Committee incentivizes executive behavior and increases the link between that behavior, realized compensation, and shareholder interests.

In addition, because executive decisions regarding such matters as product development, marketing and sales, and the like, can affect our performance over several years, the Committee believes it is important to structure equity-based awards so that executives will focus on the long-term impact of their decisions on the Company. This also further aligns executive interests with your interests as shareholders.

We understand that share-based compensation can be dilutive to shareholders. To address this concern, every year since 2012, we have implemented a modest share repurchase program of common stock in order to offset the dilutive effect of share-based compensation. We intend to continue the program in 2016.

Time-Based Unit Grants

As noted above, 25% of an executive's equity-based compensation was awarded in Time-Based Units. In general, these units vest over three years at a rate of 33%-33%-34%.

Performance Unit Grants

The 2015 Performance Unit grants are measured through a mix of internal and external financial metrics over a three year period. The internal financial metrics have a 75% weighting, and the external financial metric has a 25% weighting. The internal metrics are based on the forward year business plan approved at the December Board of Directors meeting immediately prior to the beginning of the three year performance period — that is, the metrics for the 2015 Performance Unit grants with a 2015-2017 performance period were based on our business plan approved at the December 2014 Board meeting. These metrics are fixed and are not changed over the three year performance period.

The internal financial metrics are as follows:

•
Automotive Revenue (weighted 25%): Performance is measured against a three year cumulative total revenue target.

•
Automotive Operating Margin (weighted at 40%): Performance is measured against a straight three year average of the operating margin target.

•
Ford Credit Profit Before Tax (weighted at 10%): Performance is measured against a three year cumulative total target.

•
Automotive Operating-Related Cash Flow (weighted at 25%): Performance is measured against a three year cumulative total target.

Performance to these metrics is measured at the end of year three and is multiplied by a weighting of 75%. Similar to the Incentive Bonus Plan, the maximum that can be achieved for any one metric is 200%.

Because the 2015 Performance Unit grant has a three-year performance period, performance results will not be disclosed until the 2018 Proxy Statement. Additionally, the performance targets for the internal financial metrics will not be disclosed during the performance period. The targets for the 2015 grants will be disclosed in the 2018 Proxy Statement. Providing three-year targets for our Automotive Revenue, Automotive Operating Margin, Ford Credit Profit Before Tax, and Automotive Operating-Related Cash Flow would provide our competitors with insight into our business plan that could substantially harm Ford's business interests. For example, disclosing our three year Automotive Revenue target could provide competitors insight into our market share strategy and potential entry into, or exit from, markets. Three year Automotive Operating-Related Cash Flow and Automotive Operating Margin targets can provide competitors insight into matters such as capital expenditures and potential cost cutting measures. The Committee believes the targets to be achievable while incentivizing executives to exceed expectations.

The external financial metric is Ford's TSR performance compared to a peer group of companies. A key objective of our One Ford Plan to achieve automotive leadership is to deliver strong TSR among automotive manufacturers, automotive suppliers, and major industrial companies.

At the end of the three-year performance period, Ford's TSR performance is evaluated against a peer group of companies approved by the Committee at the time of the grant ("TSR Peer Group"). The TSR Peer Group was comprised of the top ten automobile manufacturers (including Ford) by revenue, the top five automotive suppliers by revenue, and ten large industrial companies. The Committee decided to use a peer group of companies more closely aligned with our business (global automotive and manufacturing) than the compensation survey group listed on p. 41 because our TSR performance is more competitively aligned with

EXECUTIVE COMPENSATION 2016 Proxy Statement 51

those companies, while our compensation peer group is more closely aligned with the market for our executive talent. For the 2015 Performance Unit grants, the TSR Peer Group consisted of the following:

Automotive Manufacturers:

Toyota	Ford
Daimler	General Motors
Volkswagen	Nissan
BMW	Subaru
Honda	Hyundai

Auto Suppliers:

Continental	Magna
Denso	Borg Warner
Delphi

Industrial Companies:

General Electric	DuPont
United Technologies	Dow
3M	Caterpillar
Boeing	General Dynamics
Honeywell	Alcoa

The TSR performance is calculated as follows:

•
90th percentile and above: 200% of target

•
greater than or equal to 75th to less than 90th percentile: 150% — 199% of target

•
greater than or equal to 50th to less than 75th percentile: 100% — 149% of target

•
greater than or equal to 25th to less than 50th percentile: 50% — 99% of target

•
less than 25th percentile: 0% of target

The TSR performance is multiplied by a weighting of 25%. The product of the internal financial metric weighting of 75% is added to the product of the external financial metric weighting of 25% to provide the sum of the Performance Unit performance factor. This performance factor is multiplied by the Performance Unit target opportunity for the executive to produce the final award, ranging from 0% to 200% of the target opportunity. The final award is paid in unrestricted shares of Ford common stock.

The Committee believes this structure provides appropriate incentives for executives to over-achieve in one or more metrics, and provides sufficient recognition for such over-achievement while not encouraging excessive risk-taking behavior.

We explained in 2015 Incentive Bonus Plan Performance Results on pp. 48-50 that the change in accounting method for certain components of expense related to our pension and OPEB plans increased the performance-to-target of the Automotive Operating Margin metric, thus also increasing the final payouts for 2015 performance. As it decided for the 2015 Incentive Bonus payouts, the Committee and management agreed that the impact of the accounting change for pension and OPEB should be excluded from the calculation of the Automotive Operating Margin metric for Company Vice Presidents and above for the 2015 Performance Unit grants.

The graphic below demonstrates how our Performance Unit program for 2015 aligns executive interests with shareholder interests.

BENEFITS AND PERQUISITES

We provided certain perquisites and other benefits to senior management in 2015, the most significant of which are summarized below. The Committee periodically reviews our policies on perquisites and other benefits. The cost of these perquisites and other benefits are included in column (i) of the Summary Compensation Table on p. 56.

52 EXECUTIVE COMPENSATION 2016 Proxy Statement

Personal Travel    Company policy does not allow the President and CEO or the Executive Chairman to fly commercially due to security concerns. Consequently, the Company pays the costs associated with their use of private aircraft for business and personal travel. The families of these persons are allowed to accompany them on trips when they travel on private aircraft.

Requiring the President and CEO and the Executive Chairman to use private aircraft for all travel provides several benefits to Ford. First, the policy is intended to ensure their personal safety as they both maintain significant public roles for Ford. Second, use of private aircraft maximizes their availability for Ford business.

Evaluation Vehicle Program    We maintain a program that provides our officers with the use of two Company vehicles free of charge. This program requires officers to provide written evaluations on a variety of our vehicles, providing important feedback on the design and quality of our products.

Other Services    For certain executive officers, including the Named Executives, we provide a home security evaluation and security system. We also provide an allowance to senior managers for financial counseling services and estate planning. We pay for approximately 75% of the cost of this service up to $7,000. The safety and security (personal and financial) of our executives is critically important. We believe the benefits of providing these programs outweigh the relatively minor costs associated with them.

Tax Reimbursement    The Committee has eliminated tax gross-ups for executive perquisites. As part of the Company's temporary living/relocation policy, however, the Company provides tax reimbursement for all levels of employees who relocate at the Company's request, including relocations pursuant to international service assignments, as in the case of Messrs. Hinrichs and Farley. The Committee believes that not reimbursing taxes for employees who move at the Company's request is an unfair financial burden. This policy removes any financial disincentive for an executive to relocate and, therefore, enhances the Company's ability to have its executives gain experience in a variety of our global operations.

RETIREMENT PLANS

In general, we believe that the retirement plans described below serve several worthwhile business purposes, including retaining leadership talent, providing income security to long serving executives, and providing flexibility to us in transferring executives among our operations. We believe these programs to be reasonable and appropriate in light of competitive practices and our executives' total compensation program. For additional information, see the Pension Benefits in 2015 table on pp. 61-62 and the Nonqualified Deferred Compensation in 2015 table on p. 63.

The amounts shown in column (h) of the Summary Compensation Table on p. 56 can vary significantly year to year. These amounts are driven by assumptions regarding discount rates and mortality tables, as well as plan design, years of service, base pay, and the age of the employee. These amounts do not reflect compensation that was paid for any year shown.

Pre-2004 Plans    Our General Retirement Plan ("GRP") provides a tax-qualified defined benefit for each year of non-contributory participation by employees in the U.S. hired before January 1, 2004, and added benefits for those who make contributions. We also have three other nonqualified retirement plans for certain eligible employees: the Supplemental Executive Retirement Plan ("SERP") that provides a supplemental monthly benefit calculated on a percentage of final average pay and service, the Benefit Equalization Plan ("GRP-BEP"), and the Executive Separation Allowance Plan ("ESAP"). Under the GRP-BEP, eligible employees receive benefits substantially equal to those they could have received under the GRP but were not able to because of Internal Revenue Code limitations. Certain eligible executives who separate from employment after age 55 (age 52 if retiring under our Select Retirement Plan ("SRP")) and prior to age 65 may be eligible for monthly benefits under the ESAP that provide a percentage of salary, based on age and service, at time of separation until age 65. Messrs. Ford, Shanks, Fields, and Hinrichs are eligible for benefits under the GRP, SERP, GRP-BEP, and ESAP.

The SRP is a voluntary retirement program offered from time-to-time for select U.S. management employees. The Committee believes the SRP provides flexibility in executive succession planning.

Benefits under SERP, SRP, ESAP, and GRP-BEP are not funded. In addition, in accordance with Code Section 409A, benefits that accrued or vested on or after January 1, 2005 under these plans may not be paid to certain key executives until at least six months following their separation from employment. Each of these plans had been amended in order to provide Mr. Ford with benefits using a notional base annual salary during the period he did not receive a cash salary (i.e., November 2001 through July 2010).

Post-January 1, 2004 Plan    Consistent with our Strategy Statement (see Compensation Philosophy and

EXECUTIVE COMPENSATION 2016 Proxy Statement 53

Strategy and Guiding Principles on pp. 39-40) to develop benefit programs that provide employees with income security and protection from catastrophic loss while minimizing our long-term liabilities, Ford adopted a tax qualified defined contribution retirement plan, the Ford Retirement Plan ("FRP"), for salaried employees hired or rehired on or after January 1, 2004 in the U.S. The FRP was adopted in order to provide us with more predictable retirement benefit costs and reduced financial statement volatility. These goals are achieved through a stable contribution schedule and the transfer of financial and demographic risks from us to plan participants while still providing employees with the opportunity for adequate income in retirement. We also have a nonqualified plan for employees who participate in the FRP. Under the FRP-BEP, employees, including Mr. Farley, receive benefits substantially equal to those they would have received under the FRP but were not able to because of Internal Revenue Code limitations. Employees who participate in the FRP, including Mr. Farley, are not eligible to participate in the GRP (with respect to future service), GRP-BEP, SERP, or ESAP.

We met with institutional investors in the autumn of 2015 to discuss corporate governance topics and any executive compensation related concerns. In general, investors were pleased with the changes we made to our compensation programs in 2015 and did not note any additional concerns.

As we noted in our 2015 Compensation Discussion and Analysis, the Compensation Committee decided to modify our change-in-control provisions of our equity awards to bring our practices more in line with market practice and shareholder interests. Beginning in 2016, the Committee modified the terms and conditions applicable to equity-based awards so that upon a change-in-control of the Company where Ford is not the surviving entity, unvested awards will terminate if such awards have been replaced by comparable awards from the acquiring corporation, unless any recipient is terminated or there is a reduction in an executive's responsibilities as of the date of the change-in-control. In those cases, or in the event awards are not replaced with comparable awards, such unvested awards will vest immediately prior to the change-in-control. The Committee adopted this change in order to bring our provisions in line with market practice and shareholder interests.

2015 Say-On-Pay Vote

At the 2015 Annual Meeting, we asked you to approve the compensation of the Named Executives as presented in our 2015 Proxy Statement. You approved the compensation of the Named Executives with 97.1% of the votes cast "For" approval. This result was a significant improvement from the 2014 Say-On-Pay results, which had an approval rate of 75.1%. Given the 2014 result, Ford actively engaged with investors to better understand any concerns regarding our Named Executive compensation. We shared our learnings from these interactions with the Committee and responded by making significant changes to our 2015 Performance Unit grants (Long-Term Incentive Awards on pp. 50-52).

54 EXECUTIVE COMPENSATION 2016 Proxy Statement

• Named Executives' compensation is tied to our 2015 performance	• Executive stock ownership guidelines continue to align the interests of executives with shareholders
• 80% of our executive officers' target compensation is performance-based	• We continued a share buyback program to offset the dilutive effect of our equity compensation plans
• Executive pay practices are tied to robust risk and control features	• We listened to shareholder feedback and made significant changes to our 2015 Performance Unit program to address investor concerns

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) with management. Based on this review and discussion, the Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2015.

Compensation Committee
Anthony F. Earley, Jr. (Chair) Jon M. Huntsman, Jr. John C. Lechleiter	Ellen R. Marram John L. Thornton

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Anthony F. Earley, Jr., Jon M. Huntsman, Jr., John C. Lechleiter, Ellen R. Marram, and John L. Thornton, none of whom is an employee or a current or former officer of the Company.

EXECUTIVE COMPENSATION 2016 Proxy Statement 55

COMPENSATION OF EXECUTIVE OFFICERS

The table below shows the before-tax compensation for Mark Fields, who served as President and CEO during 2015, Robert L. Shanks, who served as Executive Vice President and Chief Financial Officer during 2015, and the three most highly compensated executive officers at the end of 2015.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus [1] ($)	Stock Awards [2] ($)	Option Awards [2] ($)	Non-Equity Incentive Plan Compensation [3] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings [4] ($)	All Other Compensation [5] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Mark Fields	2015	1,750,000	0	12,133,338	0	3,465,000	858,157	370,451	18,576,946
President and Chief	2014	1,662,500	0	3,749,988	6,249,994	3,185,000	3,647,336	439,178	18,933,996
Executive Officer	2013	1,537,500	996,000	3,637,492	1,249,995	2,604,000	0	145,591	10,170,578

Robert L. Shanks	2015	831,250	0	3,538,882	0	831,600	274,890	81,224	5,557,846
Executive Vice President	2014	798,750	267,450	2,399,995	799,995	732,550	1,454,163	83,743	6,536,646
and Chief Financial Officer	2013	772,500	0	1,745,994	599,999	875,000	14,339	81,789	4,089,621

William Clay Ford, Jr.	2015	2,000,000	0	7,077,764	0	990,000	1,376,677	1,416,399	12,860,840
Executive Chairman	2014	2,000,000	0	5,249,992	1,749,996	910,000	4,427,336	1,245,870	15,583,194
	2013	2,000,000	560,000	5,092,491	1,749,997	1,120,000	0	1,433,341	11,955,829

Joseph R. Hinrichs	2015	1,018,750	304,425	3,741,094	0	1,014,750	261,574	77,587	6,418,180
Executive Vice President	2014	936,250	135,000	2,399,995	799,995	910,000	1,048,145	79,245	6,308,630
and President — The Americas	2013	853,750	126,800	1,745,994	599,999	963,200	0	120,206	4,409,949

James D. Farley, Jr.	2015	893,750	178,200	3,336,670	0	891,000	0	505,345	5,804,965
Executive Vice President	2014	868,750	0	2,174,993	724,994	800,000	0	121,776	4,690,513
and President — Europe, Middle	2013	843,750	0	1,745,994	599,999	955,000	0	116,482	4,261,225
East & Africa

1
The amounts shown for 2013 reflect discretionary bonus awards paid in 2014 for 2013 performance; amounts shown for 2014 reflect discretionary bonus awards paid in 2015 for 2014 performance; and amounts shown for 2015 reflect discretionary bonus awards paid in 2016 for 2015 performance (see Compensation Discussion and Analysis — Incremental Bonuses on p. 50).

2
The amounts shown in columns (e) and (f) reflect the aggregate grant date value computed in accordance with FASB ASC Topic 718 for stock-based and option awards for each of the Named Executives for the years ended December 31, 2015, 2014, and 2013. The assumptions used for the 2015, 2014, and 2013 calculations can be found at Note 19 to our audited financial statements in Ford's Annual Report on Form 10-K for the year ended December 31, 2015; Note 19 to our audited financial statements in Ford's Annual Report on Form 10-K for the year ended December 31, 2014; and Note 20 to our audited financial statements in Ford's Annual Report on Form 10-K for the year ended December 31, 2013, respectively. Pursuant to SEC rules, we disregarded the estimate of forfeitures related to service-based vesting conditions.

For stock awards granted in 2013 and 2014, the amounts shown in column (e) reflect the grants date values of Performance Units based upon the probable outcome of performance conditions (internal financial metrics). Pursuant to SEC rules, the table below shows the value of such Performance Units at the grant date assuming the highest level of the performance conditions is achieved. For stock awards granted in 2015 the amounts shown in column (e) reflect grant date values for both Time-Based Units and Performance Units. For that portion of the amounts that relates to the 2015 Performance Units, such amounts reflect the grant date values of such awards that are subject to performance conditions (internal financial metrics) and market conditions (relative TSR performance). The grant date values shown above for the 2015 Performance Units are reported based upon the probable outcome of such conditions as of the date of grant. Pursuant to SEC rules, for that part of the 2015 Performance Unit grants that is subject to performance conditions, the table below shows the value of such awards at the grant date assuming that the highest level of the performance conditions is achieved. For that part of the 2015 Performance Unit grants that is subject to market conditions, the potential maximum value is factored into the award's calculated grant date fair value (see Long-Term Incentive Awards on pp. 50-52 for a discussion of the 2015 Performance Unit grants, the internal financial metrics, relative TSR metric, and the weightings of each).

56 EXECUTIVE COMPENSATION 2016 Proxy Statement

Name	Year	Performance Conditions ($)	Market Conditions ($)

Mark Fields	2015	13,499,985	2,383,347
	2014	3,749,988
	2013	3,749,992

Robert L. Shanks	2015	3,937,481	695,144
	2014	2,399,995
	2013	1,799,994

William Clay Ford, Jr.	2015	7,874,962	1,390,288
	2014	5,249,992
	2013	5,249,991

Joseph R. Hinrichs	2015	4,162,478	734,860
	2014	2,399,995
	2013	1,799,994

James D. Farley, Jr.	2015	3,712,484	655,428
	2014	2,174,993
	2013	1,799,994

3
The amounts shown in column (g) reflect awards earned by the Named Executives under the Incentive Bonus Plan (see Compensation Discussion and Analysis — Annual Cash Incentive Awards on pp. 47-50).

4
The amounts shown in column (h) reflect the net increase, if any, in the actuarial present value of accumulated benefits under the various Company plans arising from the passage of time, additional benefits accrued, and changes in the actuarial assumptions. The increases in present values during 2015 were primarily driven by the value of additional benefits earned, offset to a lesser extent, by the impact of increases in discount rates. For 2015, the accrued pension benefits are measured from December 31, 2014 to December 31, 2015; for 2014, the accrued pension benefits are measured from December 31, 2013 to December 31, 2014; and for 2013, the accrued pension benefits are measured from December 31, 2012 to December 31, 2013. Mr. Farley does not participate in the Company's defined pension benefits plans. Years resulting in a net decrease in present value (negative year-over-year change) are shown as a zero in the table above. For 2013, the following Named Executives had a decrease in the actuarial present value of accrued pension benefits: for Mr. Ford, a decrease of $173,840; for Mr. Fields, a decrease of $207,252; and for Mr. Hinrichs, a decrease of $74,968. See the Pension Benefits in 2015 table and related footnotes on pp. 61-62 for additional information, including the present value assumptions used in these calculations. None of the Named Executives received preferential or above-market earnings on deferred compensation.

5
The following table summarizes the amounts shown in column (i) for 2015.

ALL OTHER COMPENSATION IN 2015

Name	Perquisites and Other Personal Benefits [i] ($)	Tax Reimbursements ii ($)	Life Insurance Premiums iii ($)	Company Contributions to Retirement and 401(k) Plans iv ($)	Other [v] ($)	Total ($)

Mark Fields	285,905	0	5,796	11,925	66,825	370,451
Robert L. Shanks	33,802	0	9,516	11,925	25,981	81,224
William Clay Ford, Jr.	1,316,823	0	9,576	11,925	78,075	1,416,399
Joseph R. Hinrichs	28,307	332	2,604	11,925	34,419	77,587
James D. Farley, Jr.	69,647	316,900	2,960	26,500	89,338	505,345
i
For a description of perquisites relating to personal use of private aircraft, our evaluation vehicle program, and security and other services for Named Executives, see Compensation Discussion and Analysis — Benefits and Perquisites on pp. 52-53. Other perquisites and personal benefits whose incremental cost is included in the amounts shown consist of the following: personal use of Company cell phones, personal use of car and driver service, annual executive health exams, ground transportation services, fuel and car washes related to the evaluation vehicles, temporary housing/living expenses, and relocation expenses.

Executives also may make personal use of Company season tickets to athletic events, but such use does not result in incremental cost to the Company because the tickets are for business use and when the executive uses them for personal use, the executive pays for any additional costs associated with personal use.

Amounts for the Named Executives include the incremental costs to the Company for providing certain perquisites and other benefits during 2015. For Mr. Fields, the amount shown includes $240,726 for personal use of aircraft. For Mr. Ford, the amount shown includes $291,151 for personal use of aircraft, and $928,150 for security. For Mr. Farley, the amount shown includes $47,382 for relocation costs associated with his move to Germany as President of our Europe and Middle East & Africa business units.

During 2015, for use of private aircraft, we calculated the aggregate incremental cost using a method that takes into account the following: (i) the variable cost per flight hour, including supplies and catering, aircraft fuel, and oil expenses, maintenance, parts, and external labor, and flight crew travel expenses; (ii) landing/parking/hangar storage expenses; (iii) any customs, foreign permit, and similar fees; and (iv) positioning flight costs. We calculated the aggregate incremental cost of security as the actual cost incurred to provide these benefits. We calculated the aggregate incremental cost of providing the evaluation vehicles by estimating the lease fee for a comparable vehicle under our Management Lease Program. The lease fee under that program takes into account the cost of using the vehicle, maintenance, license, title and registration fees, and insurance.

EXECUTIVE COMPENSATION 2016 Proxy Statement 57

ii
Effective January 1, 2011, we no longer provide tax reimbursement for executive perquisites; however, as stated in the CD&A, we do provide tax benefits to those employees who relocate at the Company's request. Messrs. Hinrichs and Farley received tax reimbursements related to their international service assignments (see Compensation Discussion and Analysis — Benefits and Perquisites on pp. 52-53).

iii
Amounts shown reflect the dollar value of premiums paid by the Company for life insurance in an amount equal to three times an employee's salary. Employees may purchase additional life insurance and these premiums are payroll deducted with no additional Company contributions or cost.

iv
The amounts shown for Mr. Farley reflect contributions made to his Ford Retirement Plan accounts (see Compensation Discussion and Analysis — Retirement Plans on pp. 53-54) and Company matching contributions to their 401(k) accounts. The amounts for the other Named Executives reflect Company matching contributions to their employee 401(k) accounts.

v
The amounts shown for Messrs. Fields, Shanks, Ford, and Hinrichs primarily reflect contributions made to a nonqualified benefit equalization plan related to the Company's 401(k) plan (see Nonqualified Deferred Compensation in 2015 table and footnotes 1 and 2 on p. 63). The amounts shown for Mr. Farley primarily reflect Company contributions to a nonqualified benefit equalization plan related to the Ford Retirement Plan and contributions made to a nonqualified benefit equalization plan related to the Company's 401(k) plan. In addition, for Messrs. Shanks and Hinrichs the amounts include income tax preparation fees they received as a result of their international service.

GRANTS OF PLAN-BASED AWARDS IN 2015

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) [3]	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) [4]

Mark Fields	3/4/2015	2/11/2015					561,447	1,122,894				9,133,340
	3/4/2015	2/11/2015							187,149			2,999,998
	3/17/2015	3/11/2015		3,500,000	7,000,000

Robert L. Shanks	3/4/2015	2/11/2015					163,755	327,510				2,663,884
	3/4/2015	2/11/2015							54,585			874,998
	3/17/2015	3/11/2015		840,000	1,680,000

William Clay Ford, Jr.	3/4/2015	2/11/2015					327,510	655,020				5,327,769
	3/4/2015	2/11/2015							109,170			1,749,995
	3/17/2015	3/11/2015		1,000,000	2,000,000

Joseph R. Hinrichs	3/4/2015	2/11/2015					173,112	346,224				2,816,099
	3/4/2015	2/11/2015							57,704			924,995
	3/17/2015	3/11/2015		1,025,000	2,050,000

James D. Farley, Jr.	3/4/2015	2/11/2015					154,398	308,796				2,511,670
	3/4/2015	2/11/2015							51,466			825,000
	3/17/2015	3/11/2015		900,000	1,800,000

1
The amounts shown in columns (e) and (f) represent the target and maximum amounts payable for 2015 performance under the Incentive Bonus Plan. Our Incentive Bonus Plan does not have a formal threshold award in that there is no minimum amount payable for a certain level of performance under the plan. The Compensation Committee exercises discretion as to whether to make payouts if performance does not achieve target levels. The material terms of the awards are described in Compensation Discussion and Analysis — Annual Cash Incentive Awards at pp. 47-50. For actual payouts made under the Incentive Bonus Plan for 2015 performance, see column (g) of the Summary Compensation Table on p. 56.

2
For each of the Named Executives, the amounts shown in columns (h) and (i) consist of annual grants of Performance Units that provided an opportunity to earn a Final Award of unrestricted common stock for 2015-2017 performance. The amounts shown represent the target and maximum amounts of the opportunity. The 2015 Performance Unit grants do not have a formal threshold award in that there is no minimum amount payable for a certain level of performance under the grants. The Compensation Committee exercises discretion as to whether to make payouts if performance does not achieve target levels. 2015-2017 performance will be measured against the metrics and weightings discussed in Compensation Discussion and Analysis — Long-Term Incentive Awards on pp. 50-52. The Final Awards that will be earned, if any, for 2015-2017 performance will be paid out in unrestricted shares of Ford common stock, less shares withheld for tax withholding.

3
The amounts shown in column (j) represent Time-Based Unit grants. The Time-Based Units generally have a vesting feature whereby one-third of each grant vests after the first anniversary of the grant date, an additional one-third after the second anniversary, and the final one-third after the third anniversary. If a grantee retires, becomes disabled, or dies, his or her grant continues to vest according to the original vesting schedule. In most other instances of employment termination, all grants generally end upon termination of employment. Time-Based Units are subject to certain conditions, including not engaging in competitive activity. Time-Based Units generally cannot be transferred except through inheritance. In general, each grantee agrees to remain a Ford employee for at least six months from the date of the grant.
58 EXECUTIVE COMPENSATION 2016 Proxy Statement

4
The amounts shown in column (m) represent the full grant date value of each equity-based award shown in the table for each Named Executive computed under FASB ASC Topic 718. The assumptions used in calculating the grant date value can be found at Note 19 to our audited financial statements in Ford's Annual Report on Form 10-K for the year ended December 31, 2015. For awards subject to performance conditions, the values shown are based upon the probable outcome of such conditions as of the grant date.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END

	Option awards				Stock awards

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name	Number of securities underlying unexercised options # exercisable	Number of securities underlying unexercised options # unexercisable	Option exercise price ($)	Option expiration date [1]	Number of shares or units of stock that have not vested (#) [2]	Market value of shares or units of stock that have not vested ($) [3]	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#) [4]	Equity incentive plan awards: market or payout value of unearned shares, units, or other rights that have not vested ($) [5]

Mark Fields
	234,374	475,853	17.21	06/30/2024	703,288	9,909,328	561,447	7,910,788
	67,512	137,070	15.37	03/03/2024
	164,015	84,493	12.75	03/03/2023
	187,074		12.46	03/04/2022
	129,716		14.76	03/02/2021
	171,983		12.69	03/02/2020
	701,453		1.96	03/10/2019
	361,059		6.14	03/04/2018
	1,182,341		7.55	03/04/2017

Robert L. Shanks
	43,207	87,725	15.37	03/03/2024	337,855	4,760,377	163,755	2,307,308
	78,727	40,557	12.75	03/03/2023
	153,061		12.46	03/04/2022
	33,018		14.76	03/02/2021
	32,341		12.69	03/02/2020

William Clay Ford, Jr.
	94,516	191,899	15.37	03/03/2024	834,648	11,760,190	327,510	4,614,616
	229,621	118,291	12.75	03/03/2023
	595,238		12.46	03/04/2022
	412,735		14.76	03/02/2021
	1,320,754		12.98	08/04/2020
	485,436		12.69	03/02/2020
	3,364,367		2.84	03/26/2019

Joseph R. Hinrichs
	43,207	87,725	15.37	03/03/2024	340,974	4,804,324	173,112	2,439,148
	39,364	40,557	12.75	03/03/2023
	43,368		12.46	03/04/2022
	88,443		14.76	03/02/2021

James D. Farley, Jr.
	39,156	79,501	15.37	03/03/2024	321,415	4,528,737	154,398	2,175,468
	39,364	40,557	12.75	03/03/2023
	43,368		12.46	03/04/2022
	30,071		14.76	03/02/2021

EXECUTIVE COMPENSATION 2016 Proxy Statement 59

1
The table below details the vesting schedule for stock option grants based on the termination date of the relevant grant. In general, option grants vest 33% one year after the grant date, 33% two years after the grant date, and 34% three years after the grant date.

Option Expiration Dates	Option Vesting Dates

	33%	33%	34%

06/30/2024	07/01/2015	07/01/2016	07/01/2017
03/03/2024	03/04/2015	03/04/2016	03/04/2017
03/03/2023	03/04/2014	03/04/2015	03/04/2016
03/04/2022	03/05/2013	03/05/2014	03/05/2015
03/02/2021	03/03/2012	03/03/2013	03/03/2014
08/04/2020	08/05/2011	08/05/2012	08/05/2013
03/02/2020	03/03/2011	03/03/2012	03/03/2013
03/26/2019	03/27/2010	03/27/2011	03/27/2012
03/10/2019	03/11/2010	03/11/2011	03/11/2012
03/04/2018	03/05/2009	03/05/2010	03/05/2011
03/04/2017	03/05/2008	03/05/2009	03/05/2010
2
The amounts shown for Named Executives consist of the following:

Name	Final Awards for 2013 Performance Unit Grant	Final Awards for 2014 Performance Unit Grant	2015 Annual Time-Based Unit Grant

Mark Fields	294,117	222,022	187,149
Robert L. Shanks	141,176	142,094	54,585
William Clay Ford, Jr.	411,764	310,832	109,170
Joseph R. Hinrichs	141,176	142,094	57,704
James D. Farley, Jr.	141,176	128,773	51,466

The Final Awards for the 2013 annual Performance Unit grants were based on achievement of specific goals related to the following metrics: global PBT (35% weight); Total Automotive Operating-Related Cash Flow (35% weight); Cost Performance, Market Share, and Quality (10% weight each). For the 2013 performance period, the data showed that we exceeded Global PBT and Total Automotive Operating-Related Cash Flow goals, and mostly met Cost Performance, Market Share, and Quality goals. Based on its review of performance results, the Committee determined that 100% of the target value of the Restricted Stock Units had been earned for the 2013 performance period. Restrictions on the Final Awards for the 2013 annual Performance Unit grant lapsed on March 4, 2016, when shares of Ford common stock were issued, less shares withheld for tax withholding.

  The Final Awards for the 2014 annual Performance Unit grants were based on achievement of specific goals related to the following metrics: Automotive Operating Margin (30% weight); Automotive Operating-Related Cash Flow (20% weight); Automotive Revenue (20% weight); Quality (20% weight); and Ford Credit PBT (10% weight). For the 2014 performance period, the data showed that we exceeded Quality, Ford Credit PBT, and Total Automotive Operating-Related Cash Flow goals; mostly met the Automotive Operating Margin goal; and partially met the Automotive Revenue goal. Based on its review of performance results, the Committee determined that 91% of the target value of the Restricted Stock Units had been earned for the 2014 performance period. Restrictions on the Final Awards for the 2014 annual Performance Unit grant will lapse on March 4, 2017, when shares of Ford common stock will be issued, less shares withheld for tax withholding.

  For the 2015 grants of Time-Based Units, in general, these units vest over three years at a rate of 33%-33%-34%. When units vest, shares of Ford common stock will be issued, less shares withheld for tax withholding.

  Dividend Equivalents were not, and will not be, paid during the performance period or the restriction period for any of the awards discussed above.

  In addition to the above, the amount shown for Mr. Ford includes 2,882 Ford common stock units resulting from deferral of director fees and Dividend Equivalents that were credited to his account pursuant to the Deferred Compensation Plan for Non-Employee Directors while he served as a non-employee director of the Company.

3
The market value shown was determined by multiplying the number of units shown in column (f) by the closing price of Ford common stock, $14.09, on December 31, 2015.

4
The amounts shown for the Named Executives consist of the annual Performance Unit grants for the 2015 performance year (see Compensation Discussion and Analysis — Long-Term Incentive Awards on pp. 50-52).

5
The market value shown was determined by multiplying the number of units shown in column (h) by the closing price of Ford common stock, $14.09, on December 31, 2015. The number of units assumes that the target level was achieved for the Performance Units granted in 2015.
60 EXECUTIVE COMPENSATION 2016 Proxy Statement

OPTION EXERCISES AND STOCK VESTED IN 2015

	Option Awards		Stock Awards
(a) Name	(b) Number of Shares Acquired on Exercise (#)	(c) Value Realized on Exercise ($)	(d) Number of Shares Acquired on Vesting (#)	(e) Value Realized on Vesting [1] ($)

Mark Fields	NA	NA	223,229	3,578,361
Robert L. Shanks	NA	NA	44,060	706,282
William Clay Ford, Jr.	NA	NA	171,347	2,746,692
Joseph R. Hinrichs	NA	NA	138,343	2,217,638
James D. Farley, Jr.	NA	NA	138,343	2,217,638
1
The amounts shown in column (e) represent the aggregate dollar value realized by the Named Executives upon the vesting of stock awards. We computed the aggregate dollar value realized upon vesting by multiplying the number of shares of stock vested by the market value (closing price) of Ford common stock on the vesting date.

PENSION BENEFITS IN 2015 1

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Mark Fields	GRP	26.5	1,028,987	0
	SERP	26.5	4,031,235	0
	GRP-BEP	26.5	5,739,029	0
	ESAP	26.5	3,852,000	0

Robert L. Shanks	GRP	39.4	1,637,294	0
	SERP	39.4	3,298,073	0
	GRP-BEP	39.4	3,207,227	0
	ESAP	39.4	1,008,695	0

William Clay Ford, Jr. [2]	GRP	20.8	782,762	0
	SERP	29.5	6,649,534	0
	GRP-BEP	29.5	8,887,529	0
	ESAP	29.5	5,739,484	0

Joseph R. Hinrichs	GRP	15.1	457,306	0
	SERP	15.1	906,695	0
	GRP-BEP	15.1	1,241,520	0
	ESAP	15.1	1,054,173	0

James D. Farley, Jr. [3]	NA	NA	NA	NA

1
The General Retirement Plan ("GRP") provides a flat-rate defined benefit of up to $47.45 per month for each year of non-contributory participation by employees in the United States hired before January 1, 2004, and contributory benefits for each year of contributory participation in which salaried employees contribute 1.5% of base salary up to the applicable limit of the Internal Revenue Code ("Code") — $260,000 in 2014 and $265,000 in 2015.

  Contributory benefits are calculated as follows:

Contributory Benefit	=	(1.5% × Final Avg. Pay) × Contributory Service Years,		0.4% × Final Avg. Pay in excess of
		plus up to two years of waiting period service	+	Breakpoint × Contributory Service Years
(maximum 35 service years)
EXECUTIVE COMPENSATION 2016 Proxy Statement 61

  "Final Average Pay" is the average of the five highest consecutive December 31 monthly base salaries out of the last 10 years of contributory participation.

  "Breakpoint" is 150% of Covered Compensation as of January 1 of the year of retirement.

  "Covered Compensation" is the average of the Social Security wage base for the preceding 35 years for someone reaching normal retirement age.

  Normal retirement is at age 65 with one or more years of credited pension service. Eligible employees who are age 55-64 and have at least 10 years of credited pension service, or employees with 30 or more years of credited pension service who are not yet age 65, may elect to retire early and receive reduced contributory and non-contributory benefits. In addition, Social Security bridging benefits are payable until age 62 and one month. Survivorship coverage is available under the GRP. Under the normal payment method for married participants (65% Qualified Joint and Survivor Annuity), there is a 5% reduction in benefits where the spouse is within five years of the employee's age.

  The Benefit Equalization Plan ("GRP-BEP") provides eligible U.S. employees with benefits substantially equal to those that would have been provided under the GRP but that could not be provided because of Code limitations. 65% survivorship coverage is also available under the BEP.

  The Supplemental Executive Retirement Plan ("SERP") provides certain eligible executives with an additional monthly benefit after separation from service equal to Final Five Year Average Base Salary multiplied by credited pension service and further multiplied by an applicable percentage (0.2% to 0.9% depending upon position at separation from service), reduced for separation from service prior to age 62. To be eligible, an executive must separate from service with the approval of the Company at or after age 55, have at least 10 years of credited pension service, and must generally have at least five continuous years of service at an eligible position. The SERP monthly benefit has no surviving spouse benefit. In addition, the SERP may provide annuities based on Company earnings, the executive's performance, and other factors. In addition, for separation from service effective October 1, 1998 or later, for certain U.S. Vice Presidents and above whose careers include foreign subsidiary service, the SERP provides an additional monthly pension parity benefit to equalize the total retirement benefits payable from the Company's retirement plans to an amount that would have been payable under the GRP and GRP-BEP if the executive's subsidiary service had been recognized as contributory service under those plans. The pension parity provides 65% survivorship coverage.

  The Executive Separation Allowance Plan ("ESAP") provides benefits to certain eligible executives who have at least five years of eligible executive service, have at least ten years of GRP contributory membership, and who separate from employment after age 55 and prior to age 65. Benefits are payable (reduced by any GRP or GRP-BEP benefit distribution) to the eligible executive or his or her eligible surviving spouse until the executive reaches age 65. The amount of the benefit is a percentage of monthly base salary (not to exceed 60%) based on age and service equal to 1% per year of service (but not less than 15%) plus 1/2% for each month that age at separation exceeds 55 (maximum of 30%).

  To achieve several business goals, we may offer benefits under the Select Retirement Plan ("SRP"), a voluntary separation program offered from time-to-time for select U.S. management employees. To be eligible, selected employees generally had to be at least age 52 with 10 or more years of service. Since this is a program that is offered at the Company's discretion, and no Named Executive participated in the program during 2015, it is not included in the Pension Benefits table above.

  The following assumptions are used in calculating the present value of the accumulated benefit:

  •
  The age at which benefits are assumed payable is the greater of (i) current age or (ii) age 65 for the GRP and GRP-BEP; age 62 for the SERP; and age 55 for the ESAP. Current age is measured as of December 31, 2015;

  •
  Current compensation is used for purposes of the benefit calculations; and

  •
  Present Value of Accumulated Benefit (column (d)) is calculated assuming a single life annuity; modified RP-2000 mortality table projected generationally; and a discount rate of 4.4% for the GRP; 4.2% for the SERP; 4.3% for GRP-BEP; 3.4% for the ESAP; and 4.0% for the SRP as of December 31, 2015.

  •
  The present values include amounts relating to employee contributions.

  Code Section 409A governs the timing for income inclusion of amounts under our supplemental retirement plans. We believe our supplemental retirement plans presently meet the requirements of Code Section 409A. As a result, employees generally will be taxed when compensation is received under these plans; however, distribution of these amounts may be delayed for six months following separation from service.

2
The SERP, GRP-BEP, and ESAP plans provided Mr. Ford with a benefit using a notional base annual salary for November 2001 through August 2010 because he did not receive a cash salary for that period.

3
Mr. Farley does not participate in the GRP, SERP, GRP-BEP, or ESAP. Ford has a different tax qualified defined contribution retirement plan, the Ford Retirement Plan ("FRP"), for salaried employees hired or rehired on or after January 1, 2004 in the U.S. See Nonqualified Deferred Compensation in 2015 table on p. 63.
62 EXECUTIVE COMPENSATION 2016 Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION IN 2015 1

(a)	(b)	(c)	(d)	(e)	(f)
	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year [2]	Aggregate Earnings in Last Fiscal Year [3]	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End [4]
Name	($)	($)	($)	($)	($)

Mark Fields	NA			NA
DCP		0	0		0
BEP-SSIP		66,825	(7,394)		437,519

Robert L. Shanks	NA			NA
DCP		0	0		0
BEP-SSIP		25,481	(3,540)		156,019

William Clay Ford, Jr.	NA			NA
DCP		0	0		0
BEP-SSIP		78,075	(20,388)		384,455

Joseph R. Hinrichs	NA			NA
DCP		0	0		0
BEP-SSIP		33,919	2,423		188,055

James D. Farley, Jr.	NA			NA
DCP		0	0		0
BEP-SSIP/FRP		62,875	(6,845)		425,494

1
There are two nontax-qualified defined contribution plans represented in the above table: (i) the deferred compensation plan ("DCP"); and (ii) the benefit equalization plan with sub-accounts that relate to the Savings and Stock Investment Plan ("SSIP") and the Ford Retirement Plan ("FRP"). Both of these plans are unfunded. Notional amounts are credited by book entry to the participant's account. Participants choose how to allocate the notional amounts from a menu of investment measurement options used solely for the purpose of valuing the participants' accounts. These are considered notional investments. The performance of an individual's investment option(s) tracks the notional value as if an actual investment was made in such option(s).

For the DCP and the BEP-SSIP sub-account, investment options include: target-date retirement funds; passively and actively managed domestic, global, and international equity funds; fixed income funds; a Company common stock fund; a real asset fund; and a stable value fund. Participants may change their investment elections at any time. The BEP-FRP sub-account offers a subset of these investment measurement options, which does not include a Company common stock fund. Distribution of account balances from these nonqualified plans may be delayed for six months in accordance with Code Section 409A.

Under the DCP, certain employees, including the Named Executives, may defer up to 100% of awards under the Incentive Bonus Plan (or other similar plan). New hires may also defer any hiring-in bonus payments payable in cash. Additionally, such employees may defer up to 50% of their base salary under the DCP. Deferral elections are made by eligible employees in June of each year for amounts to be earned or awarded (with regard to the Incentive Bonus Plan) in the following year. At the time of deferral, participants also elect when distribution of such deferrals will be made in future years. Employees may elect a lump sum payment while still employed or distribution after separation from service in either a lump sum or annual installments over a number of years up to ten. Deferrals not allocated by participants will be allocated to the DCP default investment option. Employees may reallocate deferrals at any time. Due to low participation and high administrative complexity, we suspended enrollment in the DCP in 2010.

The BEP-SSIP sub-account preserves benefits that are substantially equal to any Company matching contributions that would have been made under the SSIP but limited due to Code limitations. Likewise, the BEP-FRP sub-account provides notional credits equivalent to Company contributions that would have been made under the FRP account but for Code limitations.

The FRP is a tax-qualified, defined contribution profit sharing plan for employees hired or rehired beginning January 1, 2004. The Company makes scheduled contributions to a participant's FRP account calculated as a percentage of base salary using a percentage established based on an employee's age.

Initial notional credits to both the BEP-SSIP/FRP sub-accounts and Company contributions to the FRP are allocated to each sub-account's and FRP default investment option. Thereafter, participants may transfer the credits to the BEP-SSIP/FRP and the Company contributions to the FRP to any other investment option available under the respective plans and also elect how any future notional credits and Company contributions are allocated. Vested account balances of both the BEP-SSIP/FRP sub-accounts are distributed in cash in a lump sum as soon as practicable after death or separation from Ford. An employee becomes fully vested under these sub-accounts three years from their original date of hire with Ford. All of the Named Executives participate in the BEP-SSIP. In addition, Mr. Farley participates in the BEP-FRP.

2
The amounts shown in column (c) for the Named Executives are reflected in column (i) of the Summary Compensation Table on p. 56 and represents credits made to their BEP-SSIP/FRP sub-accounts, respectively.

3
None of the amounts shown in column (d) are reflected in the Summary Compensation Table.

4
The following amounts were reported in the Summary Compensation Table in prior years: Mr. Fields: $273,608; Mr. Shanks: $62,257; Mr. Ford: $272,137; Mr. Hinrichs: $71,082; and Mr. Farley: $108,294.
EXECUTIVE COMPENSATION 2016 Proxy Statement 63

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We maintain certain plans whereby we provide compensation and benefits to executives, including the Named Executives, in the event of a termination of employment. For disclosure of benefits pursuant to employment separation under our qualified and nonqualified pension plans for each of the Named Executives, see the Pension Benefits in 2015 Table and related footnotes on pp. 61-62. For disclosure of payments due, if any, to each of the Named Executives pursuant to our nonqualified deferred compensation plans, please see the Nonqualified Deferred Compensation in 2015 Table and related footnotes on p. 63. In the table below, Messrs. Shanks and Ford are shown as receiving amounts in the "Retirement Eligible" column because they are the only Named Executives who qualify as retirement eligible under our plans.

We do not have any formal agreements with any Named Executive regarding acceleration of awards, and we do not have any formal agreements with any Named Executive regarding provision of benefits related to termination of employment; however, each of the Named Executives may be entitled to certain compensation and benefits under our plans in such circumstances. Award agreements under our Long-Term Incentive Plans provide that a change in control occurs upon any merger or consolidation in which the Company is not the surviving entity. As noted in the Compensation Discussion and Analysis — 2016 Plan Changes on p. 54, the Compensation Committee adopted a double trigger change-in-control provision beginning with equity grants made in 2016. Under this provision, an executive's employment would have to be terminated or his duties reduced before any accelerated vesting of equity awards in a change-in-control situation.

The following tables for the Named Executives assume that the relevant triggering event occurred on December 31, 2015. Unless otherwise noted, the fair market values of stock-based compensation (e.g., Performance Units or Restricted Stock Units) were calculated using the closing price of Ford common stock ($14.09) on the NYSE on December 31, 2015. The "spread," that is, the difference between the fair market value of our stock on December 31, 2015, and the option exercise price, was used for valuing stock options.

64 EXECUTIVE COMPENSATION 2016 Proxy Statement

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Benefits and Payments Upon Termination	Voluntary Termination ($)	Retirement Eligible ($)	Change In Control (CIC) ($)	Involuntary Not for Cause Termination ($)	For Cause Termination ($)	Death or Disability ($)

Mark Fields
Compensation:
Incentive Bonus Plan [1]	0	0	0	0	0	3,465,000
Performance Units [2]	0	0	6,170,406	0	0	6,170,406
Restricted Stock Units [3]	0	0	9,909,328	0	0	9,909,328
Stock Options [4]	0	0	113,221	0	0	0
Benefits and Perquisites:
Evaluation Vehicles [5]	0	0	0	0	0	93,526
Life Insurance/Death Benefit [6]	0	0	0	0	0	5,322,917
Total:	0	0	16,192,955	0	0	24,961,177

Robert L. Shanks
Compensation:
Incentive Bonus Plan [1]	0	831,600	0	0	0	831,600
Performance Units [2]	0	1,799,688	1,799,688	0	0	1,799,688
Restricted Stock Units [3]	0	0	4,760,377	0	0	4,760,377
Stock Options [4]	0	0	54,346	0	0	0
Benefits and Perquisites:
Evaluation Vehicles [5]	0	13,204	0	0	0	93,526
Life Insurance/Death Benefit [6]	0	0	0	0	0	2,555,000
Total:	0	2,644,492	6,614,411	0	0	10,040,191

William Clay Ford, Jr.
Compensation:
Incentive Bonus Plan [1]	0	990,000	0	0	0	990,000
Performance Units [2]	0	3,599,389	3,599,389	0	0	3,599,389
Restricted Stock Units [3]	0	0	11,760,190	0	0	11,760,190
Stock Options [4]	0	0	158,510	0	0	0
Benefits and Perquisites:
Evaluation Vehicles [5]	0	12,226	0	0	0	93,526
Life Insurance/Death Benefit [6]	0	0	0	0	0	6,083,333
Total:	0	4,601,615	15,518,089	0	0	22,526,438

Joseph R. Hinrichs
Compensation:
Incentive Bonus Plan [1]	0	0	0	0	0	1,014,750
Performance Units [2]	0	0	1,902,530	0	0	1,902,530
Restricted Stock Units [3]	0	0	4,804,324	0	0	4,804,324
Stock Options [4]	0	0	54,346	0	0	0
Benefits and Perquisites:
Evaluation Vehicles [5]	0	0	0	0	0	93,526
Life Insurance/Death Benefit [6]	0	0	0	0	0	3,117,708
Total:	0	0	6,761,200	0	0	10,932,838

James D. Farley, Jr.
Compensation:
Incentive Bonus Plan [1]	0	0	0	0	0	891,000
Performance Units [2]	0	0	1,696,859	0	0	1,696,859
Restricted Stock Units [3]	0	0	4,528,737	0	0	4,528,737
Stock Options [4]	0	0	54,346	0	0	0
Benefits and Perquisites:
Evaluation Vehicles [5]	0	0	0	0	0	93,526
Life Insurance/Death Benefit [6]	0	0	0	0	0	2,737,500
Total:	0	0	6,279,942	0	0	9,947,622

1
See column (g) of the Summary Compensation Table on p. 56. Since the amounts in column (d) of the Summary Compensation Table are paid at the discretion of the Compensation Committee, they are not considered as a payment due upon termination.

2
The 2015 Performance Unit opportunity has a three-year performance period, ending December 31, 2017 (see column (h) of Grants of Plan-Based Awards in 2015 table and footnote 2 on p. 58). The amounts shown in the Change-In-Control column above reflect the value of the performance to metrics of the 2015 Performance Unit opportunity as of December 31, 2015. In each case we multiplied the Performance Unit target opportunity (see Grants of Plan-Based Award in 2015 table on pp 58-59) by the performance to metrics as of December 31, 2015, which was 78%. We multiplied that product by the fair market value of Ford common stock at December 31, 2015, which was $14.09. For terminations resulting from death or disability or for those Named Executives who are retirement eligible, the 2015 Performance Unit grant provides that the executive will receive 100% of the final award determined by the Compensation Committee at the end of the three-year performance period. Consequently, the value of that final award, if any, cannot be determined at this time; however, SEC rules require a reasonable estimate be made of such value. We decided to use the same performance to metrics (78%) as of December 31, 2015, as a reasonable estimate of the possible value of the final award made in 2018.
EXECUTIVE COMPENSATION 2016 Proxy Statement 65

3
At December 31, 2015, each of the following Named Executives had unvested Restricted Stock Units as follows: Mr. Fields: 703,288; Mr. Shanks: 337,855; Mr. Ford: 834,648; Mr. Hinrichs: 340,974; and Mr. Farley: 321,415. The amounts shown indicate the fair market value of the unvested Restricted Stock Units as of December 31, 2015 (see footnote 2 to the Outstanding Equity Awards at 2015 Fiscal Year-End table on p. 60). The awards will vest according to the normal vesting schedule in the event of early retirement or normal retirement and will vest immediately in the event of death or disability. Pursuant to our Long-Term Incentive Plans, if a change in control occurs and Ford is not the surviving entity, any unvested Restricted Stock Unit shall terminate, but if six months has lapsed from the grant date of the Restricted Stock Unit, such Restricted Stock Unit shall convert to shares of common stock immediately prior to the change in control. If Ford is the surviving entity after a change in control, the Restricted Stock Units will vest pursuant to the original vesting schedule. Restricted Stock Units are subject to clawback provisions if they resulted from final awards of Performance Units (see Corporate Governance — Risk Assessment Regarding Compensation Policies and Practices on pp. 13-14). Restricted Stock Units are also subject to forfeiture for violations of non-compete provisions and occurrence of conduct inimical towards the Company.

4
Pursuant to our Long-Term Incentive Plans, if a change in control occurs, any outstanding option shall terminate; but if one year has lapsed from the grant date of the option, any unvested portion of an option grant becomes exercisable immediately prior to the change-in-control. As of December 31, 2015, options that would become exercisable under this provision are as follows: Mr. Fields: 697,416 options; Mr. Shanks: 128,282 options; Mr. Ford: 310,190 options; Mr. Hinrichs: 128,282 options; and Mr. Farley: 120,058 options (see Outstanding Equity Awards at 2015 Fiscal Year-End table on pp. 59-60). The amounts shown are the values of the "in-the-money" options, which means those options where the fair market value of our common stock at December 31, 2015, exceeded the exercise price of the option, multiplied by the number of options.

5
The amount shown for evaluation vehicles under the "Retirement Eligible" column reflects the annual cost of providing vehicles for 2015 under the Evaluation Vehicle Program for each executive (see footnote (i) to the All Other Compensation table in 2015 on p. 57). The amounts shown under the "Death or Disability" column for the Named Executives reflect the three-year average costs for vehicles under our surviving spouse vehicle program. Under that program, the surviving spouse receives a car allowance to purchase one of our products. The costs include the A-Plan price of the vehicle, sales tax, and title, registration, and document fees.

6
The amounts shown include: (i) proceeds from Company paid life insurance; and (ii) a death benefit payable to the next of kin in an amount equal to 80 hours of salary at the hourly rate.
66 EXECUTIVE COMPENSATION 2016 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2015 about the Company's common stock that may be issued upon the exercise of options, warrants, and rights under all of the Company's existing equity compensation plans, including the Long-Term Incentive Plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)

	(a)		(b)		(c) [1]

Equity compensation plans approved by security holders	73,176,804	[2]	10.14	[3]	472,886,587
Equity compensation plans not approved by security holders	0		0		0
Total	73,176,804		10.14		472,886,587
1
The number of securities remaining available for future issuance under the 2008 Plan is based on a formula. The 2008 Plan provides that the maximum number of shares that may be available for Plan Awards (awards of shares of common stock, options, Performance Units, and various other rights relating to common stock) each year is equal to 2% of the total number of issued shares of common stock as of December 31 of the prior year. This limit is called the 2% Limit. The 2% Limit may be increased to up to 3% in any year, with a corresponding reduction in the number of shares available in later years under the 2008 Plan. As of December 31, 2015, the total number of issued shares of common stock was 3,960,487,746 shares and 2% of such number is 79,209,755 shares. 3% of such number is 118,814,632 shares. Additionally, any unused portion of the 2% Limit for any year may be carried forward and used in later years. For 2016, 344,392,662 shares are available for use as carry over from the unused portion of the 2% Limit from prior years, including the unexercised or undistributed portion of any terminated, expired, or forfeited Plan Award.

Additional shares may be issued under a deferred compensation plan as a result of future Dividend Equivalents, if we pay dividends on our common stock.

On March 3, 2016, 9,902,874 Restricted Stock Units were granted to certain executives as part of a long-term incentive program.

The number of securities remaining available for issuance under the 2014 Plan is 9,679,293. The 2014 Plan originally had 10,000,000 shares authorized. As of December 31, 2015, 320,707 Restricted Stock Units had been granted under the 2014 Plan.

2
This number includes the following:

(i)
Long-Term Incentive Plans

45,382,490 shares subject to options; 15,037,948 shares covered by Restricted Stock Units; 12,535,237 shares representing the maximum number of shares covered by Performance Units that may be earned pursuant to rights granted, assuming the maximum payout level is achieved;

(ii)
Deferred Compensation Plan

2,949 shares, which is the approximate number of shares to be issued; and

(iii)
2014 Plan

218,180 Restricted Stock Units that have vested but have not yet settled into shares of common stock.

Under a deferred compensation plan, credits for common stock were credited to book entry accounts based on the fair market value of common stock at the time of the compensation deferral. Additional credits resulted from Dividend Equivalents.

3
This is the weighted-average exercise price of 45,382,490 options outstanding under the Long-Term Incentive Plans.
EXECUTIVE COMPENSATION 2016 Proxy Statement 67

Proposal 4. Approval of Tax Benefit Preservation Plan

On September 9, 2015, we entered into Amendment No. 2 to the Tax Benefit Preservation Plan (the "Plan") between us and Computershare Trust Company, N.A., as rights agent. The Plan, which is designed to preserve our substantial tax assets, was originally entered into in September 2009 and was scheduled to expire at the close of business on September 11, 2012. Amendment No. 1 to the Plan was entered into on September 11, 2012, and extended the expiration date of the Plan to September 30, 2015. Amendment No. 2 to the Plan, which was unanimously approved by our Board of Directors, extends the expiration date of the Plan to September 30, 2018 (subject to other earlier termination events, including final adjournment of our 2016 annual meeting of shareholders if shareholder approval of the extension has not been received prior to that time). Other than changing the termination provisions as summarized in the immediately preceding sentence, Amendment No. 2 did not change the Plan in any other way.

You approved the Plan with the termination date of September 11, 2012 at the 2010 Annual Meeting of Shareholders. You also approved the Plan and Amendment No. 1 with a termination date of September 30, 2015, at the 2013 Annual Meeting of Shareholders. The Board of Directors requests your approval of the Plan, as extended to September 30, 2018 by Amendment No. 2, to preserve substantial tax assets of the Company.

Description of the Plan

The Plan is intended to help protect the Company's tax assets. Through year-end 2015, Ford had tax attributes, including net operating losses and tax credits, that would offset more than $15 billion of taxable income. We can utilize the tax attributes in certain circumstances to offset taxable income and reduce our federal income tax liability. Our ability to use the tax attributes would be substantially limited if there were an "ownership change" as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") and the Internal Revenue Service rules.

The Plan is intended to reduce the risk of an "ownership change" under Section 382 of the Code by deterring any person or group from becoming or obtaining the right to become a "5-percent shareholder" (as such term is used in Section 382) or, in certain cases, increasing such person's or group's ownership of Common Stock beyond 4.99%, without the approval of the Board of Directors. In general, an ownership change would occur if Ford's "5-percent shareholders" collectively increase their ownership in Ford by more than 50 percentage points over a rolling three-year period. If any person or group acquires 4.99% or more of the outstanding shares of Common Stock (subject to certain exceptions), there would be a triggering event under the Plan which could result in significant dilution in the ownership interest of such person or group in Ford stock. As such, the Plan has anti-takeover effects.

The description of the Plan contained in this Proposal 4 is qualified in its entirety by reference to the text of the Plan, including Amendment No. 1 and Amendment No. 2, and is attached to this Proxy Statement as Appendix I. You are urged to read carefully the Plan in its entirety as the discussion herein is only a summary.

The Rights. On September 9, 2009, the Board of Directors of Ford declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share (the "Common Stock"), and Class B stock, par value $0.01 per share (the "Class B Stock"), of the Company. The dividend was paid on September 25, 2009 to stockholders of record on that date (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Stock") at a price of $35.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in the Plan. Until it is exercised or exchanged, a Right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting, or liquidation rights.

Preferred Stock. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $10.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock and Class B Stock. In the event of liquidation, dissolution, or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of (a) $1.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to

68 PROPOSAL 4 2016 Proxy Statement

1,000 times the payment made per share of Common Stock and Class B Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock and Class B Stock. Finally, in the event of any merger, consolidation, or other transaction in which outstanding shares of Common Stock and Class B Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock and Class B Stock. These rights are protected by customary anti-dilution provisions. Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable.

Because of the nature of the Preferred Stock's dividend, liquidation, and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Exercisability. The Rights will not be exercisable until the earlier of (i) 10 business days following a public announcement that a person or group (an "Acquiring Person") has acquired beneficial ownership of 4.99% or more of the shares of Common Stock then outstanding or (ii) 10 business days after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the then-outstanding shares of Common Stock (the earlier of such dates called the "Distribution Date"). Until the Distribution Date, the Rights will be evidenced, with respect to any of the Common Stock certificates or Class B Stock certificates (or book entry shares in respect of the Common Stock or Class B Stock) outstanding as of the Record Date, by such Common Stock certificate or Class B Stock certificate (or such book entry shares) together with a notation to that effect.

Until the Distribution Date, the Rights will be transferred only with the Common Stock and the Class B Stock. Until the Distribution Date, new Common Stock certificates and Class B Stock certificates (or book entry shares in respect of the Common Stock and Class B Stock) issued after the Record Date upon transfer or new issuances of Common Stock and Class B Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference.

In the event that a person or group becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

Exchange. At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the voting power of the outstanding shares of Common Stock and Class B Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group, which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock, at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock of equivalent value, per Right (subject to adjustment).

Expiration. Pursuant to the Plan amended as of September 9, 2015, the Rights will expire upon the earliest to occur of the following:

•
the close of business on September 30, 2018 (unless that date is advanced or extended);

•
the time at which the Rights are redeemed or exchanged under the Plan;

•
the final adjournment of the Company's 2016 Annual Meeting of Shareholders if shareholder approval of the Plan has not been received prior to that time;

•
the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company's tax benefits; or

•
the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.

Anti-Dilution Provisions.    The Purchase Price payable, and the number of shares of Preferred Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a reclassification, subdivision, or combination of, the Preferred Stock; (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred

PROPOSAL 4 2016 Proxy Statement 69

Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants. No adjustments to the purchase price of less than 1% will be made. The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, or subdivisions, consolidation, or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Redemption. At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date of the adoption of the Plan (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis, and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendments. For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.

"RESOLVED: the Tax Benefits Preservation Plan, dated September 11, 2009 and as amended by Amendment No. 1 effective September 11, 2012, and as amended by Amendment No. 2 effective September 9, 2015, between the Company and Computershare Trust Company, N.A., as Rights Agent, as described in this Proposal 4 and attached as Appendix I to this Proxy Statement, is approved."

Your Board's recommendation: FOR Proposal 4

70 PROPOSAL 4 2016 Proxy Statement

Shareholder Proposals

We expect the following proposals to be presented by shareholders at the annual meeting. Following SEC rules, other than minor formatting changes, we are reprinting the proposals and supporting statements as they were submitted to us. Each of the proposals contains assertions about the Company or other statements that we believe are incorrect. We have not attempted to refute all of these inaccuracies and take no responsibility for the content of the proposals. The Board of Directors has thoroughly considered each proposal and recommends a vote against these proposals for the reasons set forth following each proposal.

Proposal 5. Shareholder Proposal

Mr. John Chevedden of 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, who owns 500 shares of common stock, has informed the Company that the following proposal will be presented at the meeting:

Give Each Share An Equal Vote

Shareholders request that our Board take steps to adopt a recapitalization plan for all of Ford's outstanding stock to have one-vote per share. This would include all practicable steps including encouragement and negotiation with Ford family shareholders to request that they relinquish, for the common good of all shareholders, any preexisting rights. This proposal is not intended to unnecessarily limit our Board's judgment in crafting the requested change in accordance with applicable laws and existing contracts.

Ford Family shares are allowed 16-votes per share compared to the one-vote per share for regular shareholders. This dual-class voting stock reduces accountability by allowing corporate control to be retained by insiders disproportionately to their money at risk.

The 2015 proposal on this topic won the all-time highest support for any Ford shareholder proposal — 1.7 Billion votes. This proposal topic is believed to have received more than 50% of the independent vote of the non-family Ford stock in each year since 2011. It is time that the 60-year practice (1956-2015) of disenfranchising Ford public shareholders is changed for the common benefit of all shareholders.

News Corp. is another company that has shares with unequal voting rights. "If you are buying shares in [News Corp.], it's buyer beware," says Sydney Finkelstein, a professor at Dartmouth's Tuck School of Business. "There is no management or leadership reason to have two classes of stock except to retain control."

The Council of Institutional Investors called for stock exchanges to address a complaint it has had for decades — shares with unequal voting rights. The Council, whose members manage assets of $3 trillion, asked NASDAQ and NYSE to stop listing companies that offer dual share classes. The effort was directed at curbing a structure the Council has criticized for years as unfair and harmful to long-term stock returns. The Council of Institutional Investors said, "This is something that can be fixed and should be fixed by the exchanges."

"[Dual shares are] just not right, on principle. And, in some cases, it can cause significant value destruction. …As a group, [the companies] underperform," said Mike McCauley, senior officer with the Florida State Board of Administration, a CII member that manages $150 billion in pension and insurance funds for the state of Florida.

A recent study found that companies without the dual-class voting structure outperformed companies with a dual-class structure over a 10-year period. Source: "Investors Ask Exchanges to Nix Dual-Share Listings," The Wall Street Journal, October 10, 2012. An added reason to support this proposal is that unfortunately Ford stock has underperformed the S&P 500 since 2001.

Dual-class stock companies like Ford take shareholder money but do not let shareholders have an equal voice in their company's management. Without a voice, shareholders cannot hold management accountable. Please vote to protect shareholder value:

Give Each Share An Equal Vote — Proposal 5

SHAREHOLDER PROPOSALS 2016 Proxy Statement 71

The Board of Directors recommends a vote AGAINST Proposal 5 because it is not in the best interests of Ford and you.

The Ford family has more than an 112-year history of significant involvement in the affairs of the Company; they are bound to the Company not just in an economic sense through Class B shares but also on the basis of heritage, stewardship, and loyalty. Members of the Ford family always have played an important role in the Company both before and after it went public in 1956. As a direct result of the dual-class structure, the Ford family has a special interest in the long-term success of the Company and provides stability in the face of short-term market pressures and outside influences. This structure also ensures that the Company has a solid and loyal investor base throughout economic downturns and crises.

Through their actions during the past century, the Ford family has proven that the long-term success of the Company for the benefit of all shareholders has been, and continues to be, the primary purpose of their involvement. This long-term focus is essential for sustained success in our industry. Never was this more evident than during the recent financial crisis. With the unwavering support of the Class B shareholders, Ford was able to maintain a resolute focus on accelerating our One Ford Plan not just to survive the crisis while protecting your interests as shareholders rather than going through bankruptcy proceedings, but to build the foundation necessary to establish sustainable and profitable growth for all.

Moreover, the current capital structure has been in place since Ford became a public company in 1956; it was the basis on which those who owned the Company were willing to offer shares to the public and, in the words of the January 17, 1956 Prospectus, "relinquish their exclusive right to vote in the affairs of management." Every purchaser of a share of Ford's common stock since that time has done so based on full disclosure that the Company has two classes of voting stock, consisting of common stock (representing 60% of the voting power), and Class B Stock (representing 40% of the voting power). Indeed, we believe many purchasers of Ford stock are attracted to it because of the dual-class structure, as discussed above. Under the banner of "equal vote," therefore, the Proposal actually seeks to upend the 60-year relationship among the Company's shareholders by ignoring the foundational compact on which that relationship was formed as well as the fundamental equitable interests that holders of both classes of stock established by their reliance on that structure.

Of course, neither history alone nor even the unfairness of upending the shareholders' compact would justify continuing the Company's capital structure if there were any demonstration that the interests of shareholders were being harmed because of that structure. But the proponent of the Recapitalization Proposal demonstrates nothing of the sort and could not do so. On the contrary, your interests as shareholders have been and will continue to be well served by the Company's longstanding capital structure.

Shareholders, however, need not rely just on capital structure or history to conclude that the Proposal is unnecessary at best, for your interests as shareholders have long been protected within this structure through the Company's adherence to sound corporate governance practices and principles that complement the share capital structure and reinforce the Company's strong commitment to both long-term sustainability and shareholder value. These corporate governance practices are often equal to, or better than, the practices of both single and dual class companies. Among our robust corporate governance practices are the following:

•
annual election of all directors by majority vote;

•
common shareholders have the majority voting power, in contrast to the majority of multi-class companies;

•
Class B shareholders do not have the right to elect any directors separately from Common shareholders, in contrast to many dual-class companies;

•
Common shareholders have the right to call special meetings, contrary to approximately 44.6% of S&P 500 companies;

•
eleven of the fourteen director nominees are independent;

•
shareholders may act by written consent; and

•
the CEO and Chairman positions are separate, and the Board has a Presiding Independent Director.
72 SHAREHOLDER PROPOSALS 2016 Proxy Statement

In addition to these practices, we have instituted the Creating Value Roadmap Process as our primary risk management tool (see Board's Role in Risk Management on pp. 12-15). The Board has reviewed the Creating Value Roadmap Process, and it has been institutionalized through a policy letter that is binding on all Business Units and Skill Teams.

Ford's corporate governance principles and practices have been recognized as robust and sound by various independent third-parties. Also in 2015, for the sixth consecutive year, Ford was honored by the Ethisphere Institute as one of the World's Most Ethical Companies.

We note that there are competing studies as to the financial performance of dual-class companies. Regarding Ford specifically, the Company's performance over the past five years has been strong (see Ford Return on Invested Capital chart on p. 37). We believe this performance has been driven by adherence to our One Ford Plan. It is important to appreciate that, without accessing taxpayer money or going through a bankruptcy process that would have eliminated shareholder value, we achieved each of the following and more:

•
financed our plan by accessing the debt markets prior to the onset of the financial crisis;

•
invested in new products and technologies that allowed us to emerge from the crisis with the freshest product portfolio in the industry and positioned ourselves to maintain that leadership position;

•
retained our interest in Ford Motor Credit Company, our strategically important finance company;

•
paid back our secured financing by returning to profitability and maintaining strong profits and cash flow;

•
returned to an investment grade credit rating by four of the major credit rating agencies;

•
reinstated a dividend in 2012, doubled the dividend rate in the first quarter of 2013, increased it by an additional 25% in the first quarter of 2014, and increased it a further 20%, to 15 cents per share per quarter (60 cents per share annually), in the first quarter of 2015, and in January 2016 the Board approved the payment of a $0.25 per share supplemental dividend in addition to the $0.15 per share regular quarterly dividend; and

•
returned approximately $2 billion to shareholders in 2014 through a share repurchase program that offset the dilutive effect of our share-based employee compensation plan and the conversions of senior convertible debt.

Our sustained financial performance and corporate governance practices indicate that the interests of all shareholders have been protected under the current structure.

We do not believe that a "one-size-fits-all" approach to corporate governance is appropriate, as best practices for cyclical businesses such as the auto industry may differ from those in other industries. The Board believes that our ownership structure has helped insulate our Company from business cycles and related short-term pressures, while allowing the Board and senior management to focus on our long-term success.

In short, the current share capital structure is in the best interests of the Company. The support of the Class B shareholders has provided significant stability to the business, and the long history of Ford family involvement in the Company has been one of its greatest strengths. For the reasons stated above, the Board of Directors recommends a vote "against" this Proposal because it is not in the best interests of Ford and you.

Your Board's recommendation: AGAINST Proposal 5

SHAREHOLDER PROPOSALS 2016 Proxy Statement 73

Proposal 6. Shareholder Proposal

Mr. James McRitchie of 9295 Yorkship Court, Elk Grove, California 95758, who owns 900 shares of common stock, has informed the Company that the following proposal will be presented at the meeting:

Special Shareowner Meetings

Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 10% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board's current power to call a special meeting.

A shareholder right to call a special meeting is a way to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. This is important because there could be 15-months between annual meetings. A group owning 30% of Ford shares is now needed to call a special meeting compared to Delaware law which allows 10% of such shares to call a special meeting.

This proposal topic won more than 70% support at Edwards Lifesciences and SunEdison in 2013. Ford shareholders gave 23% greater support for this proposal topic in 2015 compared to 2014. It may be possible to adopt this proposal by simply incorporating this text into our governing documents:

"Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or President or Secretary upon the order in writing of a majority of or by resuloution of the Board of Directors, or at the request in writing of stockholders owning 10% of the entire capital stock of the Corporation issued and outstanding and entitled to vote."

An added reason to support this proposal is that Ford stock has underperformed the S&P 500 over the latest 1, 2, 5 and 10-year periods.

Please vote to enhance and protect shareholder value:

Special Shareowner Meetings — Proposal 6

The Board of Directors recommends a vote AGAINST Proposal 6 because it is not in the best interests of Ford and you.

Our By-Laws allow 30% of the total outstanding shares of either class of stock to call a special meeting. This minimum ownership requirement is a reasonable one, designed to strike a balance between assuring that shareholders have a means of calling a meeting of shareholders and avoiding the management distraction and significant expense associated with special meetings (printing and postage costs could be in excess of $1 million). Reducing the threshold to 10% would allow a relatively small group of shareholders to call a meeting on a matter that could be of interest only to that small group of investors and of limited or no concern to the large majority of shareholders. The current 30% threshold protects shareholder interests by ensuring that special meeting matters are: (i) of concern to a significant number of shareholders; (ii) worth the significant expense to the Company; and (iii) not an unnecessary distraction to management.

Ford's current By-Law provision is already well within the mainstream of public company governance. According to one of the main proxy advisory firms, as of January 25, 2013, only 48% of the Russell 3000 companies permit shareholders to call special meetings. Moreover, approximately 44.6% of S&P 500 companies do not permit shareholders to call special meetings, and of the 55.4% of S&P 500 companies that do permit shareholder-called special meetings, 30% have threshold requirements more onerous than Ford. Our current special meeting By-Law is, therefore, already more solicitous of shareholder ability to call such meetings than most other companies in these indices. Furthermore, among 78 other dual- or multi-class companies in the S&P 1500 as of October 2012, 89% have a higher threshold than Ford for shareholders to call special meetings.

Finally, Ford has maintained a focus on accelerating our One Ford Plan, has survived the financial crisis while protecting your interests as shareholders, and has built the foundation necessary to establish sustainable and profitable growth for all while outperforming several of our industry peers. We believe the proponent's claims are unsupported, and we urge you to dismiss them in making your voting decision.

For the reasons discussed above, the Board of Directors does not believe that the shareholder proposal is in your best interests, and it is certainly not in the best interests of the Company. Our focus on the One Ford Plan is continuously driving value for our shareholders with payment of sustainable dividends and has resulted in a healthier business with reduced risk. We encourage you to allow us to continue that focus and to vote "against" this Proposal.

Your Board's recommendation: AGAINST Proposal 6

74 SHAREHOLDER PROPOSALS 2016 Proxy Statement

Other Items

Shareholder Proposals for 2017

Unless the Board of Directors determines otherwise, next year's annual meeting will be held on May 11, 2017. Any shareholder proposal intended for inclusion in the proxy materials for the 2017 Annual Meeting must be received by the Company's Secretary no later than December 1, 2016, and can be sent via facsimile to 313-248-8713. Shareholder proposals submitted outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, will not be considered at any annual meeting of shareholders. The Company will not include in the Notice of Annual Meeting proposals not in compliance with SEC Rule 14a-8 and, under the Company's By-Laws, no business other than that stated in the notice of meeting can be transacted at the meeting.

Annual Report and Other Matters

Ford's 2015 Annual Report, including consolidated financial statements, has been mailed to you or can be viewed by following the instructions on the Notice and Access letter received by you. A list of the shareholders of record entitled to vote at the annual meeting will be available for review by any shareholder, for any purpose related to the meeting, between 8:30 a.m. and 5:00 p.m. local time at Ford Motor Company, World Headquarters, One American Road, Dearborn, Michigan 48126, and the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, for ten days prior to the meeting and on the day of the meeting.

Multiple Shareholders Sharing the Same Address

If you and other residents at your mailing address own shares of common stock in "street name," your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials. This practice is known as "householding," and is designed to reduce our printing and postage costs. If, however, any shareholder residing at such an address wishes to receive a separate annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, he or she may contact your broker. For registered holders, he or she may telephone the Shareholder Relations Department at 800-555-5259 or 313-845-8540 or write to them at One American Road, Suite 1026, Dearborn, MI 48126.

Expenses of Solicitation

Ford will pay the cost of soliciting proxies in the accompanying form. We do not expect to pay any fees for the solicitation of proxies, but may pay brokers, nominees, fiduciaries, and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, by telephone, facsimile transmission, or other means of electronic communication by directors, officers, and other employees of the Company.

OTHER ITEMS 2016 Proxy Statement 75

Questions and Answers About the Proxy Materials

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF COMMON STOCK AND CLASS B STOCK?

•
Holders of common stock and holders of Class B Stock, as of close of business March 16, 2016, the record date, will vote together without regard to class on the matters to be voted upon at the meeting.

•
Holders of common stock have 60% of the general voting power. Holders of Class B Stock have the remaining 40% of the general voting power.

•
On March 16, 2016, 3,911,216,194 shares of common stock and 70,852,076 shares of Class B Stock were outstanding and, thus, are eligible to be voted.

•
Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon.

•
At this year's meeting, each outstanding share of Class B Stock will be entitled to 36.802 votes on each matter to be voted upon. The number of votes for each share of Class B Stock is calculated each year in accordance with the Company's Restated Certificate of Incorporation.

HOW DO I VOTE MY SHARES?

•
Shares may be voted before the meeting by following the instructions on the proxy card or voting instruction card.

•
Shares may be voted at the meeting by completing a ballot at the meeting.

•
Company employees or retirees participating in either of the Company's Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees, may be receiving this material because of shares held for you in those plans. In that case, you may use a proxy card to instruct the plan trustee on how to vote those shares. The trustee will vote the shares in accordance with your instructions and the terms of the plan. If you hold shares in any part of these plans, the trustee will vote the shares held for you even if you do not direct the trustee how to vote. In these cases, the trustee will vote any shares for which the trustee does not receive instructions in the same proportion as the trustee votes the shares for which the trustee does receive instructions unless otherwise required by ERISA as determined by the investment manager. To allow sufficient time for voting by trustees and administrators of the plans, your voting instructions must be received by 11:59 p.m., Eastern Time, May 9, 2016.

HOW CAN I CHANGE MY VOTE?

You can revoke your proxy at any time before it is exercised by:

•
Submitting written notice of revocation to the Secretary of the Company;

•
Submitting another proxy by telephone, online, or by mail that is later dated and, if by mail, that is properly signed; or

•
Voting in person at the meeting if you are a shareholder of record or a "street name" holder.

WHAT IF I DO NOT SPECIFY HOW I WANT MY SHARES VOTED?

•
If you do not specify on your proxy card (or when giving your proxy by telephone or online) how you want to vote your shares, we will vote them:

FOR all of the director nominees (Proposal 1);

FOR ratifying the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2016 (Proposal 2);

FOR approval of the compensation of the Named Executives (Proposal 3);

FOR approval of the Tax Benefit Preservation Plan (Proposal 4); and

AGAINST the shareholder proposals (Proposals 5 and 6).

76 QUESTIONS AND ANSWERS ABOUT THE PROXY 2016 Proxy Statement

CONFIDENTIAL VOTING POLICY

•
The votes of all shareholders are held in confidence from directors, officers, and employees of the Company except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) in case of a contested proxy solicitation; or (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management.

•
We also continue to retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

VOTING RECOMMENDATIONS AND REQUIRED APPROVAL

Proposals 1, 2, 3, and 4 will be presented at the meeting by management, and the rest are expected to be presented by shareholders.

Proposal		Board Recommendation

1.	Election of directors (pp. 22-31)	The Board recommends a vote FOR each of the nominees.

2.	Ratification of accounting firm (pp. 32-33)	The Board recommends a vote FOR ratification of the independent registered public accounting firm.

3.	Say on Pay (pp. 34-67)	The Board recommends a vote FOR approval, on an advisory basis, of the compensation of the Named Executives.

4.	Tax Benefit Preservation Plan (pp. 68-70)	The Board recommends a vote FOR approval of the Tax Benefit Preservation Plan.

5.	Shareholder Proposals (pp. 71-74)	The Board recommends a vote AGAINST Shareholder Proposals.

•
A majority of the votes that could be cast by shareholders who are either present in person or represented by proxy at the meeting is required to elect the nominees for director and to approve each proposal.

•
The votes are computed for each share as described on p. 76.

•
The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions.

•
Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any matter as to which they are specified.

•
Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they don't have discretionary voting authority and haven't received instructions as to how to vote on those proposals (so-called "broker non-votes") are not considered "shares present" and will not affect the outcome of the vote.

HOW CAN I ATTEND THE ANNUAL MEETING?

Shareholder of Record:

•
If you plan to attend the annual meeting, please let us know by indicating so when you vote your shares.

•
If you received a proxy card in the mail, please tear off the top portion where indicated and bring it with you to the meeting.

•
If you received a Notice of Annual Meeting and vote your shares online, please print your ticket from the voting website. This portion of the card will serve as your ticket and will admit you and one guest.

Street Name Holder:

•
If you plan to attend the annual meeting, tell your broker or nominee that you are planning to attend the meeting and would like a legal proxy.

•
Bring that form to the meeting and we'll give you a ticket at the door that will admit you and one guest.

•
If you can't get a legal proxy in time, we can still give you a ticket at the door if you bring a copy of your brokerage account statement showing that you owned Ford stock as of the record date, March 16, 2016.

General Procedures:

•
All attendees are required to present a valid form of government I.D., such as a driver's license or passport.
QUESTIONS AND ANSWERS ABOUT THE PROXY 2016 Proxy Statement 77

•
Audio and video recording devices are not permitted.

•
All attendees will be subject to a security inspection.

ARE THERE ANY OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

•
We do not know of any other matters to be presented or acted upon at the meeting.

•
Under our By-Laws, no business besides that stated in the meeting notice may be transacted at any meeting of shareholders.

•
If any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

•
This Proxy Statement and our 2015 Annual Report are available on our website at www.corporate.ford.com.

•
Instead of receiving paper copies of next year's Proxy Statement and Annual Report by mail, you can elect to receive an e-mail message that will provide a link to those documents online. By opting to access your proxy materials online, you will:

•
Gain faster access to your proxy materials;

•
Save us the cost of producing and mailing documents to you; and

•
Help preserve environmental resources.

•
Ford shareholders who have enrolled in the electronic access service previously will receive their materials online this year.

•
Shareholders of record may enroll in the electronic proxy and Annual Report access service for future annual meetings of shareholders by registering online at www.eTree.com/ford.

•
"Street name" shareholders who wish to enroll for electronic access may register for online delivery of materials by going to www.icsdelivery.com/live.

/s/ Jonathan E. Osgood

Jonathan E. Osgood Secretary

April 1, 2016

78 QUESTIONS AND ANSWERS ABOUT THE PROXY 2016 Proxy Statement

Directions to the Annual Meeting Site

The 2016 Annual Meeting of Shareholders is being held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801. Directions to the Hotel du Pont are as follows:

DIRECTIONS TO HOTEL DU PONT
11th and Market Streets, Wilmington, DE 19801
302-594-3100/800-441-9019

FROM PHILADELPHIA ON I-95 SOUTH

1.
Take I-95 South through Chester to Wilmington.
2.
Follow I-95 South to Exit 7A marked "52 South, Delaware Ave."
3.
Follow exit road (11th Street) to intersection with Delaware Ave. marked "52 South, Business District."
4.
At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5.
Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street, Car Park is on left.

FROM ROUTE 202

1.
Follow Route 202 to I-95 intersection. Take I-95 South.
2.
Take I-95 South, follow steps 2-5 above.

FROM BALTIMORE ON 1-95 NORTH

1.
Follow I-95 North to Wilmington, take Exit 7 marked "Route 52, Delaware Ave."
2.
From right lane, take Exit 7 onto Adams Street.
3.
At the third traffic light on Adams Street, turn right. Follow sign marked "52 South, Business District."
4.
At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5.
Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street, Car Park is on left.

FROM NEW JERSEY (NEW JERSEY TURNPIKE)

1.
Take the New Jersey Turnpike South to Delaware Memorial Bridge.
2.
After crossing the Delaware Memorial Bridge, follow signs to I-95 North.
3.
From I-95 North, follow steps 1-5 above.

BY TRAIN:    Amtrak train service is available into Wilmington, Delaware Station. The Hotel du Pont is located approximately twelve blocks from the train station.

DIRECTIONS TO THE ANNUAL MEETING SITE 2016 Proxy Statement 79

Appendix I

AMENDMENT NO. 2
TO
TAX BENEFIT PRESERVATION PLAN

AMENDMENT NO. 2 to TAX BENEFIT PRESERVATION PLAN (this "Amendment") between Ford Motor Company, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., as rights agent (the "Rights Agent") is effective on September 9, 2015.

WHEREAS, the Company and the Rights Agent are parties to a Tax Benefit Preservation Plan, originally dated as of September 11, 2009, as amended by Amendment No. 1 thereto effective September 11, 2012 (the "Plan");

WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;

WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and

WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.    Amendments.

(a)   Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:

  "(i) the Close of Business on September 30, 2018,"

(b)   Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:

  "(iv) the final adjournment of the Company's 2016 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,"

(c)   Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to "September 30, 2015" are replaced with "September 30, 2018".

2.    Effect of this Amendment; Certification.    It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan remain in full force and effect. The officer of the Company executing this Amendment hereby certifies to the Rights Agent that the amendments and supplements to the Plan set forth in this Amendment are in compliance with the terms of Section 27 of the Plan, and the certification contained in this Section 2 shall constitute the certification required by Section 27 of the Plan.

3.    Counterparts.    This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

4.    Governing Law.    This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

5.    Severability.    If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6.    Descriptive Headings.    The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.

[Signature Page Follows]

APPENDIX I 2016 Proxy Statement I-1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

FORD MOTOR COMPANY
By:
Name:
Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:
Title:
I-2 APPENDIX I 2016 Proxy Statement

 AMENDMENT NO. 1
TO
TAX BENEFIT PRESERVATION PLAN

AMENDMENT NO. 1 to TAX BENEFIT PRESERVATION PLAN (this "Amendment") between Ford Motor Company, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., as rights agent (the "Rights Agent") is effective prior to the close of business on this 11th day of September, 2012.

WHEREAS, the Company and the Rights Agent are parties to a Tax Benefit Preservation Plan, dated as of September 11, 2009 (the "Plan");

WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;

WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and

WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.    Amendments.

(a)   Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:

  "(i) the Close of Business on September 30, 2015,'

(b)   Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:

  "(iv) the final adjournment of the Company's 2013 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,'

(c)   Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to "September 11, 2012" are replaced with "September 30, 2015".

2.    Effect of this Amendment.    It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan remain in full force and effect.

3.    Counterparts.    This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

4.    Governing Law.    This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

5.    Severability.    If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6.    Descriptive Headings.    The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.

APPENDIX I 2016 Proxy Statement I-3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

FORD MOTOR COMPANY
By:
Name:
Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:
Title:
I-4 APPENDIX I 2016 Proxy Statement

FORD MOTOR COMPANY

and

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

TAX BENEFIT PRESERVATION PLAN

Dated as of September 11, 2009

(Amended as of September 9, 2015)

APPENDIX I 2016 Proxy Statement I-5

I-6 APPENDIX I 2016 Proxy Statement

TAX BENEFIT PRESERVATION PLAN

Tax Benefit Preservation Plan, dated as of September 11, 2009 ("Plan"), between Ford Motor Company, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., as Rights Agent (the "Rights Agent").

The Company has generated net operating loss carryovers and tax credit carryovers for United States federal income tax purposes ("NOLs"), which will potentially provide valuable Tax Benefits (as defined below) to the Company. The ability to use the NOLs may be impaired or destroyed by an "ownership change" within the meaning of Section 382 (as defined below). The Company desires to avoid such an "ownership change" and thereby preserve the ability to utilize the NOLs. In furtherance of such objective, the Company desires to enter into this Plan.

The Board of Directors of the Company (the "Board of Directors") has adopted resolutions creating a series of preferred stock designated as "Series A Junior Participating Preferred Stock" and has authorized and declared a dividend of one preferred share purchase right (a "Right") for each share of Common Stock (as hereinafter defined) and one Right for each share of Class B Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined below) on September 25, 2009 (the "Record Date"), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock and Class B Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock and Class B Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.    Certain Definitions.     For purposes of this Plan, the following terms have the meaning indicated:

(a)   "Acquiring Person" shall mean any Person (other than any Exempt Person) that has become, in itself or, together with all Affiliates and Associates of such Person, the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding; provided, however, that any Existing Holder (as defined below) will not be deemed to be an Acquiring Person for any purpose of this Plan on and after the date on which the adoption of this Plan is first publicly announced unless and until such time as such Existing Holder acquires Beneficial Ownership of additional shares of Common Stock representing .5% of the Common Stock then outstanding, unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding; provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company or any issuance by the Company of shares of its capital stock to such Person, or (iv) an Exempt Transaction, unless and until such time as such Person thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or Class B Stock or pursuant to a split or subdivision of the outstanding Common Stock or Class B Stock), unless, upon becoming the Beneficial Owner of such additional share of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. No Qualified Holder shall become an "Acquiring Person" as a result of such Qualified Holder becoming the Beneficial Owner of shares of Common Stock into which shares of Class B Stock are convertible or have been converted pursuant to Section 2.4 of Article Fourth of the Certificate of Incorporation. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be or to have become an "Acquiring Person" for purposes of this Plan as a result of such inadvertent acquisition. In addition,

APPENDIX I 2016 Proxy Statement I-7

notwithstanding the foregoing, if a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this Section 1(a), has become such as a result of an acquisition of Beneficial Ownership of shares of Common Stock that the Board in its sole discretion determines in good faith, prior to the Distribution Date that would otherwise occur as a result of such acquisition, will not jeopardize or endanger the availability to the Company of the NOLs, then such Person shall not be deemed to be or to have become an "Acquiring Person" for purposes of this Plan as a result of such acquisition, unless and until such time as such Person thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or Class B Stock or pursuant to a split or subdivision of the outstanding Common Stock or Class B Stock), unless, upon becoming the Beneficial Owner of such additional share of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding or the Board determines otherwise in accordance with this sentence or the preceding sentence. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act (as defined below) as in effect on the date hereof.

(b)   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof, and to the extent not included within the foregoing clause of this Section 1(b), shall also include, with respect to any Person, any other Person (whether or not an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single "entity" as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provisions to Section 382, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(c)   A Person shall be deemed the "Beneficial Owner" of, shall be deemed to have "Beneficial Ownership" of and shall be deemed to "beneficially own" any securities:

  (i)    which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) (including any purchase orders for shares of Common Stock initiated prior to the first public announcement of the adoption of this Plan) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own" securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; provided, further, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

  (ii)   which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has "beneficial ownership" of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" under Section 1.382-3(a)(1) of the Treasury Regulations; or

  (iii)  of which any other Person is the Beneficial Owner, if such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person's Affiliates or Associates) with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or

I-8 APPENDIX I 2016 Proxy Statement

  consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such Beneficial Ownership arises solely as a result of such Person's status as a "clearing agency," as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to beneficially own, any securities acquired through such Person's participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the Beneficial Owner of, and shall be deemed to beneficially own or have Beneficial Ownership of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(d)   "Board" shall have the meaning set forth in the recitals hereto.

(e)   "Book Entry" shall mean an uncertificated book entry for the Common Stock or Class B Stock.

(f)    "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the Commonwealth of Massachusetts are authorized or obligated by law or executive order to close.

(g)   "Capital Stock" when used with reference to any Person other than the Company shall mean the common stock (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first- mentioned Person.

(h)   "Certificate of Incorporation" shall mean the Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on August 2, 2000, as the same may be amended and restated from time to time.

(i)    "Class B Stock" shall mean the Class B Stock, par value $0.01 per share, of the Company.

(j)    "Close of Business" on any given date shall mean 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern time, on the next succeeding Business Day.

(k)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

(l)    "Common Stock" when used with reference to the Company shall mean the Common Stock, par value $0.01 per share, of the Company.

(m)  "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

(n)   "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

(o)   "Distribution Date" shall have the meaning set forth in Section 3 hereof.

(p)   "Equivalent Preferred Shares" shall have the meaning set forth in Section 11(b) hereof.

(q)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(r)   "Exchange Ratio" shall have the meaning set forth in Section 24 hereof.

(s)   "Exempt Person" shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including, without limitation, in its fiduciary capacity, (ii) any employee benefit and/or savings plan of the Company or of any Subsidiary of the Company, or (iii) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other benefits for employees of the Company or of any Subsidiary of the Company.

(t)    "Exempt Transaction" shall mean (i) any transaction that the Board, in its sole discretion, has declared exempt pursuant to Section 30, which determination shall be irrevocable with respect to such transaction and (ii) any issuance of Common Stock by the Company pursuant to its option to make payments in Common Stock in lieu of cash to the VEBA.

APPENDIX I 2016 Proxy Statement I-9

(u)   "Existing Holder" shall mean any Person who, together with all Affiliates and Associates, beneficially owned shares of Common Stock in excess of 4.99% of the shares of Common Stock then outstanding immediately prior to the first public announcement hereof.

(v)   "Expiration Date" shall have the meaning set forth in Section 7 hereof.

(w)  "NASDAQ" shall mean The Nasdaq Stock Market.

(x)   "New York Stock Exchange" shall mean the New York Stock Exchange, Inc.

(y)   "NOLs" shall have the meaning set forth in the recitals hereto.

(z)   "Person" shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, group of persons making a "coordinated acquisition" of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes any successor (by merger or otherwise) of such individual or entity.

(aa) "Plan" shall have the meaning ascribed thereto in the preamble to this Plan, and such term shall include all amendments to this Plan.

(bb) "Preferred Stock" shall mean the Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Plan as Exhibit A.

(cc) "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

(dd) "Qualified Holder" shall mean any Person who beneficially owns shares of Class B Stock as of the Record Date or who, at the time of transfer of shares of Class B Stock to such Person, shall meet any one of the following qualifications:

  (i)    a natural person who meets the qualification that he is either (A) a natural person in whose name shares of Class B Stock became registered on the original stock ledger of the Company by reason of his record ownership of shares of Class A Common Stock (the "Old Class A Common") or Class B Common Stock (the "Old Class B Common") of the Company that were reclassified into shares of Class B Stock, or (B) a descendant (including any descendant by adoption and any descendant of an adopted descendant) of a natural person in whose name shares of Class B Stock were so registered by reason of such record ownership, or (C) a spouse or surviving spouse of a natural person who is or was while living included within the provisions of either of the foregoing subclauses (A) or (B);

  (ii)   any two or more natural persons each of whom meets the qualification set forth in clause (i) of this Section 1(dd);

  (iii)  a transferee as trustee of a trust, created by deed or will, which trust meets the following requirements: (1) the income thereof from the date of transfer to such trustee shall be required to be paid to or applied for the use and benefit of or accumulated for one or more natural persons, concurrently or successively, all of whom meet or will meet the qualification set forth in clause (i) of this Section 1(dd), and no other persons, except for such portion of the income as is payable to or to be applied for the use and benefit of or accumulated for one or more (A) other natural persons during terms not to exceed their respective lives, who, though they do not meet the qualification set forth in clause (i) of this Section 1(dd), are relatives of or are or were employees or dependents of natural persons meeting such qualification, or (B) "exempt organizations" (as defined below) for terms not exceeding 33 years from the date of the commencement of the trust, and except for such accumulated income as may be required to be paid over to others upon the death of the person for whom it was accumulated, and (2) the principal thereof shall be required to be transferred, assigned and paid over upon failure or termination of the interests in the income thereof referred to in subclause (1) of this clause (iii); which trustee shall have agreed that if the provisions of such trust relating to the disposition of income or principal are subject to amendment in such manner that the trust could be changed to a trust not meeting the requirements of this clause (iii), the trustee thereof, as such, shall, if such trust is amended at any time prior to the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932, promptly deliver to the Company a copy, duly certified by such trustee, of the instrument effecting such amendment and will, unless such trust as so amended then meets the requirements of this clause (iii), promptly surrender the certificates representing the shares of Class B

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  Stock then held in such trust for conversion of such shares into an equal number of shares of Common Stock in the manner set forth in the Certificate of Incorporation;

  (iv)  a stock corporation (hereinafter called a "corporate holder"), not less than 75% of the number of outstanding shares of each class of the capital stock, other than shares of "non-voting preferred stock" (as defined below), of which shall, at the time at which the certificate representing shares of Class B Stock is presented for transfer, be owned beneficially and of record by natural persons who meet the qualification set forth in clause (i) of this Section 1(dd) (provided that the same natural person need not be both the beneficial and the record owner), or be owned of record by trustees (or successor trustees) of trusts which meet the requirements set forth in clause (iii) of this Section 1(dd), or be so owned in part by such natural persons and so owned in part by such trustees (or successor trustees); which corporate holder shall have entered into a written agreement with the Company providing that if, at any time prior to the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932, less than 75% of the number of outstanding shares of each class of the capital stock (other than shares of "non-voting preferred stock") of such corporate holder shall be so owned, then such corporate holder will either promptly (A) transfer the shares of Class B Stock then held by it to one or more persons who at the time of transfer meet the qualifications set forth in clause (i), (ii), (iii), (iv), (v) or (vi) of this Section 1(dd) and cause the certificates therefor to be duly presented for transfer into the name of such person or persons, or (B) surrender the certificates representing such shares of Class B Stock for conversion of such shares into an equal number of shares of Common Stock, in the manner set forth in the Certificate of Incorporation, or (C) transfer some of such shares as provided in the foregoing subclause (A) of this clause (iv) and surrender the certificates for the remainder of such shares for conversion as provided in the foregoing subclause (B) this clause (iv);

  (v)   a legatee under the will of any stockholder of the Company deceased prior to the effective date of the reclassification of the Old Class A Common and the Old Class B Common of the Company into Class A Stock, Class B Stock and Common Stock, such transfer being made for the purpose of satisfying, in any manner permitted by such will, all or any part of the claim of the said legatee in respect to a legacy of any kind under said will; provided, however, that the aggregate number of shares of Class B Stock transferred pursuant to this clause (v) shall not exceed 8,437,480; or

  (vi)  a transferee as successor trustee or as co-trustee of a trust of which his immediate transferor was or is a trustee registered as a record holder of such shares of Class B Stock as permitted by the provisions of this Section 1(dd); provided, however, that if the proviso in clause (iii) of this Section 1(dd) is applicable, such successor trustee or co-trustee shall have entered into a written agreement with the Company whereby he assumes the obligations of the agreement required by said clause (iii).

For purposes of this Section 1(dd) only, the term "exempt organization" shall mean any corporation, community chest, fund or foundation organized and operated exclusively for religious, charitable, scientific, literary, or educational purposes which, at the date of verification of the affidavit in which reference thereto is made, shall have been exempted or be exempt, wholly or partially, from taxation on income under the provisions of Section 501(c)(3) of the Code, as then in effect, or other provision of Federal law then in effect governing the exemption from federal taxation on income of institutions organized and operated exclusively for any one or more of the foregoing purposes, and for purposes of this Section 1(dd) only, the term "non-voting preferred stock" as applied to stock in a corporate holder, shall mean stock which does not entitle the holder thereto to vote for the election of directors under any circumstances and carries no right to dividends or interest in earnings other than the right to dividends in a fixed amount per annum, which right may be cumulative.

(ee) "Record Date" shall have the meaning set forth in the preamble hereto.

(ff)  "Redemption Date" shall have the meaning set forth in Section 7 hereof.

(gg) "Redemption Price" shall have the meaning set forth in Section 23 hereof.

(hh) "Right" shall have the meaning set forth in the recitals hereto.

(ii)   "Right Certificate" shall have the meaning set forth in Section 3 hereof.

(jj)   "Securities Act" shall mean the Securities Act of 1933, as amended.

APPENDIX I 2016 Proxy Statement I-11

(kk) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

(ll)   "Section 382" shall mean Section 382 of the Code, or any comparable successor provision.

(mm)  "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

(nn) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person of facts that indicate that an Acquiring Person has become such, or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

(oo) "Subsidiary" of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

(pp) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

(qq) "Summary of Rights" shall have the meaning set forth in Section 3 hereof.

(rr)  "Tax Benefits" shall mean the net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382 and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(ss)  "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

(tt)  "Treasury Regulations" shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

(uu) "VEBA" shall mean the New Voluntary Employees' Beneficiary Association trust established under that certain Settlement Agreement dated as of March 28, 2009 by and among the Company, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America ("UAW") and class representatives of former UAW-represented Company employees, as such Settlement Agreement may be amended from time to time.

Any determination required by the definitions in the Plan shall be made by the Board in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of Rights.

Section 2.    Appointment of Rights Agent.     The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

Section 3.    Issue of Right Certificates.

(a)   Until the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person to commence, a tender or exchange offer, the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being referred to as the "Distribution Date"; provided, however, that if either of such dates occurs after the date of this Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates representing the Common Stock or Class B Stock registered in the names of the holders thereof (or by Book Entry shares in respect of such Common Stock or Class B Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock and Class B Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Stock and Class B Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right

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(subject to adjustment as provided herein) for each share of Common Stock and Class B Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b)   As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Stock and Class B Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates representing Common Stock and Class B Stock (or Book Entry shares of Common Stock or Class B Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (or the Book Entry shares). Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock or Class B Stock (or any Book Entry shares of Common Stock or Class B Stock) outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock or Class B Stock represented by such certificate or Book Entry shares.

(c)   Rights shall be issued in respect of all shares of Common Stock and Class B Stock issued or disposed of after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date). Certificates issued for Common Stock and Class B Stock after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution date) shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Benefit Preservation Plan between Ford Motor Company (the "Company") and Computershare Trust Company, N.A., as Rights Agent, dated as of September 11, 2009 and as amended from time to time (the "Plan"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Plan, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Plan) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to any Book Entry shares of Common Stock or Class B Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date the Rights associated with the Common Stock or Class B Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock and Class B Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock or Class B Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock or Class B Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock and Class B Stock which are no longer outstanding.

Notwithstanding this paragraph (c), neither the omission of the legend required hereby, nor the failure to deliver the notice of such legend, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

Section 4.    Form of Right Certificates.     The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the New York Stock Exchange or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Plan, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined

APPENDIX I 2016 Proxy Statement I-13

pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

Section 5.    Countersignature and Registration.

(a)   The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

(b)   Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)   Subject to the provisions of this Plan, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following such time, other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent, subject to the provisions of this Plan, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

(b)   Subject to the provisions of this Plan, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.    Exercise of Rights, Purchase Price; Expiration Date of Rights.

(a)   Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the "Expiration Date") that is the earliest of (i) the Close of Business on September 11, 2012, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the final adjournment of the Company's 2010 annual meeting of stockholders if stockholder

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approval of this Plan has not been received prior to such time, (v) the repeal of Section 382 or any successor statute if the Board determines that this Plan is no longer necessary for the preservation of Tax Benefits, or (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.

(b)   The Purchase Price shall be initially $35.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c)   Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the number of shares of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in cash or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of shares of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of the cash requisitioned from the Company, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

(d)   Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)   Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (for the purposes of this Section 7(e), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act), former Beneficial Owner and/or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.    Cancellation and Destruction of Right Certificates.     All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.    Availability of Shares of Preferred Stock.

(a)   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

APPENDIX I 2016 Proxy Statement I-15

(b)   So long as the shares of Preferred Stock (and, following the time that a person becomes an Acquiring Person, shares of Common Stock and other securities) issuable upon the exercise of Rights may be listed or admitted to trading on the New York Stock Exchange or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the New York Stock Exchange or listed on any other national securities exchange or quotation system upon official notice of issuance upon such exercise.

(c)   From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

(d)   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e)   The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock and other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock and other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock and other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax or charge is due.

Section 10.    Preferred Stock Record Date.     Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.    Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.     The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

I-16 APPENDIX I 2016 Proxy Statement

(a)   (i) In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

  (ii)   Subject to Section 24 of this Plan, and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Plan and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one-thousandths of a share of Preferred Stock) as shall equal the result obtained by multiplying (x) the then-current Purchase Price, by (y) the number of one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing the product of (x) and (y) by (z) 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with this Section 11 hereof. Notwithstanding anything in this Plan to the contrary, however, from and after the time (the "Invalidation Time") when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Invalidation Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Invalidation Time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer that the Board has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Plan. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Invalidation Time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

  (iii)  The Company may at its option (or, if required to comply with its Certificate of Incorporation, shall) substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fraction of shares of Preferred Stock (or, if required to comply with its Certificate of Incorporation, equivalent shares of its capital stock) having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (y) the then-current Purchase Price multiplied by the number of one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person

APPENDIX I 2016 Proxy Statement I-17

  became such (such excess, the "Spread"), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any "Common Stock Equivalent" shall be deemed to equal the current per share market price of the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock ("Equivalent Preferred Shares")) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be

I-18 APPENDIX I 2016 Proxy Statement

offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)   In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d)   (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted or reported, the average of the high and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

  (ii)   For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then

APPENDIX I 2016 Proxy Statement I-19

  applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

(e)   No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments not required to be made by reason of this Section 11(e) shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date. If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g)   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest ten-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(h)   The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment made to the number of shares of Preferred Stock for which a Right may be exercised pursuant to Section 11(a)(i), 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

I-20 APPENDIX I 2016 Proxy Statement

(i)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder without effect on the Purchase Price payable to exercise a Right or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right as provided herein.

(j)    Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(k)   In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Common Stock or and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(l)    Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(m)  Notwithstanding anything in this Plan to the contrary, in the event that at any time after the date of this Plan and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock and Class B Stock payable in Common Stock or Class B Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in any such case, the number of Rights associated with each share of Common Stock and Class B Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock and Class B Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock and Class B Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock and Class B Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock and Class B Stock outstanding immediately following the occurrence of such event.

(n)   The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.     Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock, the Class B Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock and Class B Stock or Book Entry shares in respect thereof) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such

APPENDIX I 2016 Proxy Statement I-21

adjustment unless and until it shall have received such certificate. Any adjustment to be made pursuant to Section 11 hereof shall be effective as of the date of the event giving rise to such adjustment.

Section 13.    [Reserved].

Section 14.    Fractional Rights and Fractional Shares.

(a)   The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b)   The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners (for the purposes of this Section 14(b), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act) of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised for shares of Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates at the time such Rights are exercised or exchanged for shares of Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise or exchange.

(d)   The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

Section 15.    Rights of Action.     All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock and Class B Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock and Class B Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock and Class B Stock), on such holder's own behalf and for such holder's

I-22 APPENDIX I 2016 Proxy Statement

own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock and Class B Stock) in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Plan.

Section 16.    Agreement of Right Holders.     Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)   prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock and Class B Stock;

(b)   after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

(c)   the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate or Class B Stock certificate (or Book Entry shares in respect of Common Stock or Class B Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate or Class B Stock certificate (or notices provided to holders of Book Entry shares of Common Stock or Class B Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary; and

(d)   notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17.    Right Certificate Holder Not Deemed a Stockholder.     No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18.    Concerning the Rights Agent.

(a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

(b)   The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Plan in reliance upon any Right Certificate or certificate for the Preferred Stock, the Common Stock, the Class B Stock or for any other securities of the Company, instrument of

APPENDIX I 2016 Proxy Statement I-23

assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

(a)   Any corporation or entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any entity corporation or resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or entity succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation or entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

(b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 20.    Duties of Rights Agent.     The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company and/or the Board), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)   Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President and the Secretary of the Company (each, an "Authorized Officer") and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

(c)   The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)   The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12,

I-24 APPENDIX I 2016 Proxy Statement

describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

(g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers of the Company, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided, that reasonable care was exercised in the selection and continued employment thereof.

(j)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.    Change of Rights Agent.     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, Class B Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (A) a corporation or other entity organized and doing business under the laws of the United States or any state

APPENDIX I 2016 Proxy Statement I-25

thereof, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate of a corporation or entity described in clause (A) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.    Issuance of New Right Certificates.     Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock and/or Class B Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock and/or Class B Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

Section 23.    Redemption.

(a)   The Board may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board.

(b)   Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights (or such later time as the Board may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the validity of the action taken by the Company.

(c)   In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.

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Section 24.    Exchange.

(a)   The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then outstanding Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of shares of Common Stock and/or Class B Stock aggregating 50% or more of the voting power of the shares of Common Stock and Class B Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the "Trust Agreement"). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b)   Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange and shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)   The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 24 (or if the issuance of Common Stock in exchange for any Rights would not otherwise be permitted under the Certificate of Incorporation), the Company shall substitute, to the extent of such insufficiency or to the extent necessary to comply with its Certificate of Incorporation, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b), or other equivalent shares of its capital stock) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share or other equivalent share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

Section 25.    Notice of Certain Events.

(a)   In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Stock and Class B Stock payable in Common Stock or Class B Stock, to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock or Class B Stock), then, in each such case, the Company shall give to each holder of a Right Certificate,

APPENDIX I 2016 Proxy Statement I-27

in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock, Class B Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock, Class B Stock and/or Preferred Stock, whichever shall be the earlier.

(b)   In case any event described in Section 11(a)(ii) shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock and Class B Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii).

(c)   The failure to give notice required by this Section 25 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.

Section 26.    Notices.     Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

  FORD MOTOR COMPANY
  One American Road
  Dearborn, MI 48126
  Attention: Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

  Computershare Trust Company, N.A.
  250 Royall Street
  Canton, MA 02021
  Attention: Client Services

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.    Supplements and Amendments.     Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights, in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment may adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Plan to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall promptly execute such supplement or amendment, provided that any supplement or amendment does not adversely affect the rights, duties or obligations of the Rights Agent under this Plan. The

I-28 APPENDIX I 2016 Proxy Statement

Rights Agent hereby acknowledges that in all matters arising under this Plan, including any amendment hereto pursuant to this Section 27, time is of the essence.

Section 28.    Successors.     All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.    Benefits of this Plan.     Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock and Class B Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock and Class B Stock).

Section 30.    Process to Seek Exemption.     Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) beneficially owning 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing .5% or more of the then-outstanding Common Stock) (a "Requesting Person") may, prior to the Stock Acquisition Date and in accordance with this Section 30, request that the Board grant an exemption with respect to such acquisition under this Plan so that such acquisition would be deemed to be an "Exempt Transaction" for purposes of this Plan (an "Exemption Request"). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then beneficially owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing ..5% or more of the then-outstanding Common Stock) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company's NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board's determination with respect thereto. For the avoidance of doubt, any issuance of Common Stock by the Company pursuant to its option to make payments in Common Stock in lieu of cash to the VEBA, as provided in Section 1(t) hereof, shall be deemed an Exempt Transaction without reference to the requirements and process of this Section 30.

Section 31.    Determinations and Actions by the Board of Directors.     The Board shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Plan). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.

Section 32.    Severability.     If any term, provision, covenant or restriction of this Plan or applicable to this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Plan to the

APPENDIX I 2016 Proxy Statement I-29

contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of Directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company's Certificate of Incorporation and Bylaws.

Section 33.    Governing Law.     This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 34.    Counterparts.     This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 35.    Descriptive Headings.     Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 36.    Force Majeure.     Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, all as of the day and year first above written.

FORD MOTOR COMPANY
By:	/s/ PETER J. SHERRY, JR. Name: Peter J. Sherry, Jr. Title: Secretary
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By:	/s/ DENNIS V. MOCCIA Name: Dennis V. Moccia Title: Manager, Contract Administration
I-30 APPENDIX I 2016 Proxy Statement

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

FORD MOTOR COMPANY

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

FORD MOTOR COMPANY, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority vested in the Board of Directors of the Corporation (the "Board of Directors") in accordance with the provisions of the Restated Certificate of Incorporation of the said Corporation (the "Certificate of Incorporation"), the said Board of Directors on September 9, 2009 adopted the following resolution creating a series of 8,000,000 shares of Preferred Stock designated as "Series A Junior Participating Preferred Stock":

  RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series A Junior Participating Preferred Stock

1.    Designation and Amount.     There shall be a series of Preferred Stock that shall be designated as "Series A Junior Participating Preferred Stock," and the number of shares constituting such series shall be 8,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.    Dividends and Distribution.

(A)  Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 1st day of March, June, September and December, in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock"), or shares of Class B Stock, par value $0.01 per share, of the Corporation (the "Class B Stock"), or a subdivision of the outstanding shares of Common Stock or Class B Stock (by reclassification or otherwise), declared on the Common Stock or the Class B Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The "Adjustment Number" shall initially be 1,000.

APPENDIX I 2016 Proxy Statement I-31

In the event the Corporation shall at any time after September 25, 2009 (i) declare and pay any dividend on Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock and Class B Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock and Class B Stock that were outstanding immediately prior to such event.

(B)   The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock and Class B Stock (other than a dividend payable in shares of Common Stock or Class B Stock).

(C)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

3.    Voting Rights.     The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A)  Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(B)   Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock and Class B Stock as set forth herein) for taking any corporate action.

(C)  If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock and Class B Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock and Class B Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the

I-32 APPENDIX I 2016 Proxy Statement

termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

4.    Certain Restrictions.

(A)  Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

  (i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

  (ii)   declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

  (iii)  purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)   The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.    Reacquired Shares.     Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6.    Liquidation, Dissolution or Winding Up.

(A)  Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to the greater of (i) $1.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock and Class B Stock upon such liquidation, dissolution or winding up of the Corporation.

(B)   In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

APPENDIX I 2016 Proxy Statement I-33

(C)  Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.    Consolidation, Merger, Etc.     In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock and Class B Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock and Class B Stock is changed or exchanged.

8.    No Redemption.     Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

9.    Ranking.     The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock and Class B Stock as to such matters.

10.    Amendment.     At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.    Fractional Shares.     Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 11th day of September, 2009.

FORD MOTOR COMPANY
By:
Name: Title:
I-34 APPENDIX I 2016 Proxy Statement

Exhibit B

Form of Right Certificate

Certificate No. R-

    NOT EXERCISABLE AFTER ~~SEPTEMBER 11, 2012 SEPTEMBER 30, 2015~~ SEPTEMBER 30, 2018 OR SUCH EARLIER DATE AS PROVIDED BY THE PLAN OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

FORD MOTOR COMPANY

This certifies that                                                 or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of September 11, 2009, as the same may be amended from time to time (the "Plan"), between Ford Motor Company, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., Eastern time, on ~~September 11, 2012 September 30, 2015~~ September 30, 2018 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Company at a purchase price of $35.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [                                      , 20            ], based on the Preferred Stock as constituted at such date. As provided in the Plan, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal executive offices of the Company. The Company will mail to the holder of this Right Certificate a copy of the Plan without charge after receipt of a written request therefor.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $0.01 per share, or shares of Preferred Stock.

No fractional shares of Common Stock or Preferred Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

APPENDIX I 2016 Proxy Statement I-35

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                                       , 20            .

FORD MOTOR COMPANY
By:
Name: Title:
ATTEST:
Name: Title: Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By:
Name: Title:
I-36 APPENDIX I 2016 Proxy Statement

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED                                                 hereby sells, assigns and transfers unto

(Please print name and address of transferee)

               Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                 Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:

Signature
Signature Guaranteed:
Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.
(To be completed)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Plan).
Signature
TO FORD MOTOR COMPANY:

The undersigned hereby irrevocably elects to exercise Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates representing such shares of Preferred Stock (or such other securities) be issued in the name of:
(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security or other identifying number
(Please print name and address)
APPENDIX I 2016 Proxy Statement I-37

Form of Reverse Side of Right Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by Right Certificate)

Dated:

Signature
(Signature must conform to holder specified on Right Certificate)
Signature Guaranteed:
Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.
(To be completed)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Plan).
Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.
I-38 APPENDIX I 2016 Proxy Statement

Exhibit C

    UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
FORD MOTOR COMPANY

On September 9, 2009, the Board of Directors of Ford Motor Company (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $0.01 per share (the "Common Stock"), and Class B Stock, par value $0.01 per share, of the Company (the "Class B Stock"). The dividend is payable on September 25, 2009 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Stock") at a price of $35.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Tax Benefit Preservation Plan, dated as of September 11, 2009, as the same may be amended from time to time (the "Plan"), between the Company and Computershare Trust Company, N.A., as Rights Agent (the "Rights Agent").

The Plan is intended to help protect the Company's tax net operating loss carryforwards and have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors. Additionally, the Board of Directors may redeem the Rights, as discussed more fully below. The Plan is intended to act as a deterrent to any person or group from becoming or obtaining the right to become a "5-percent shareholder" (as such term is used in Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder) or, in certain cases, increasing such person's or group's ownership of Common Stock beyond a specified threshold, without the approval of the Board of Directors.

Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") has acquired beneficial ownership of 4.99% or more of the shares of Common Stock then outstanding or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the then-outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates or Class B Stock certificates (or book entry shares in respect of the Common Stock or Class B Stock) outstanding as of the Record Date, by such Common Stock certificate or Class B Stock certificate (or such book entry shares) together with this Summary of Rights.

The Plan provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock and the Class B Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates and Class B Stock certificates (or book entry shares in respect of the Common Stock and Class B Stock) issued after the Record Date upon transfer or new issuances of Common Stock and Class B Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock and Class B Stock (or book entry shares of Common Stock or Class B Stock) outstanding as of the Record Date, even without a notation incorporating the Plan by reference (or such notice, in the case of Book Entry shares), notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock or Class B Stock represented by such certificate or book entry shares, as the case may be. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to (or credited to the account of) holders of

APPENDIX I 2016 Proxy Statement I-39

record of the Common Stock and Class B Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire upon the earliest of the close of business on September 11, 2012 (unless that date is advanced or extended), the time at which the Rights are redeemed or exchanged under the Plan, the final adjournment of the Company's 2010 annual meeting of stockholders if stockholder approval of the Plan has not been received prior to that time, the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company's tax benefits, or the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $10.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock and Class B Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of (a) $1.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock and Class B Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock and Class B Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock and Class B Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock and Class B Stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the voting power of the outstanding shares of Common Stock and Class B Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company's preferred stock having similar rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company's preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock or Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

I-40 APPENDIX I 2016 Proxy Statement

At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Plan (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated September 11, 2009. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, as the same may be amended from time to time, which is hereby incorporated herein by reference.

APPENDIX I 2016 Proxy Statement I-41

Appendix II

On December 31, 2015, we adopted a change in accounting method for certain components of expense related to our defined benefit and pension and OPEB plans. We have applied the change in accounting method retrospectively to periods covered in the table below.

Total Company pre-tax results:

	2015	2014	2013
	(Mils.)	(Mils.)	(Mils.)
Pre-tax results
Automotive sector pre-tax results (excl. special items)	$8,772	$5,499	$8,423
Financial Services sector pre-tax results	2,028	1,794	1,672

Total Company pre-tax results (excl. special items)	10,800	7,293	10,095
Special items — Automotive sector	(548)	(6,059)	4,276

Total Company pre-tax results (incl. special items)	$10,252	$1,234	$14,371

	2015	2014	2013
	(Mils.)	(Mils.)	(Mils.)
Special Items (a)
Pension and OPEB Remeasurements	$(698)	$(4,123)	$5,246
Personnel and Dealer-Related Items
Separation-related actions (b)	—	(681)	(852)
Other Items
Nemak IPO	150	—	—
Venezuela accounting change	—	(800)	—
Ford Sollers equity impairment	—	(329)	—
2016 Convertible Notes settlement	—	(126)	—
FCTA — subsidiary liquidation	—	—	(103)
Ford Romania consolidation loss	—	—	(15)

Total Other Items	150	(1,255)	(118)

Total Special Items	$(548)	$(6,059)	$4,276

(a)
Pre-tax results include certain items ("special items") that we have grouped into "Pension and OPEB Remeasurements," "Personnel and Dealer-Related Items," and "Other Items" to provide useful information to investors about the nature of the special items. The first category includes pension and OPEB remeasurement gains and losses. These gains and losses, generally recognized in the fourth quarter, are not reflective of our underlying Automotive business results. The second category includes items related to our efforts to match production capacity and cost structure to market demand and changing model mix and therefore helps investors track amounts related to those activities. The third category includes items that we do not generally consider to be indicative of our ongoing operating activities, and therefore allows investors analyzing our pre-tax results to identify certain infrequent significant items that they may wish to exclude when considering the trend of ongoing operating results.

(b)
For 2014 and 2013, primarily related to separation costs for personnel at the Genk and U.K. facilities.
APPENDIX II 2016 Proxy Statement II-1

Appendix III

Shown below is a reconciliation between financial statement Net cash provided by/(used in) operating activities and operating-related cash flows, as of the dates shown (in billions):

	2015	2014	2013
Net cash provided by/(used in) operating activities	$12.3	$8.8	$7.7
Items included in operating-related cash flows
Capital spending	(7.1)	(7.4)	(6.6)
Proceeds from the exercise of stock options	0.2	0.2	0.3
Net cash flows from non-designated derivatives	(0.1)	0.2	(0.3)
Items not included in operating-related cash flows
Separation payments	0.6	0.2	0.3
Funded pension contributions	1.1	1.5	5.0
Tax refunds, tax payments, and tax receipts from affiliates	—	(0.2)	(0.3)
Other	0.3	0.3	—

Operating-related cash flows	$7.3	$3.6	$6.1

APPENDIX III 2016 Proxy Statement III-1

Notice of 2016
Annual Meeting of Shareholders
and Proxy Statement

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001CSP00B5 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02AIDC 1 U P X + Annual Shareholder Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR the listed nominees, and FOR Proposals 2, 3, and 4. IMPORTANT ANNUAL MEETING INFORMATION 01 - Stephen G. Butler 04 - Mark Fields 07 - James H. Hance, Jr. 02 - Kimberly A. Casiano 05 - Edsel B. Ford II 08 - William W. Helman IV 03 - Anthony F. Earley, Jr. 06 - William Clay Ford, Jr. 09 - Jon M. Huntsman, Jr. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 10 - William E. Kennard 11 - John C. Lechleiter 12 - Ellen R. Marram 13 - Gerald L. Shaheen 14 - John L. Thornton Annual Meeting Admission Ticket qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted online or by telephone must be received by 1:00 a.m., Eastern Time, on May 12, 2016. Vote Online • Go to www.envisionreports.com/F, or • Scan the QR code and • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories, & Canada. • Follow the instructions provided by the recorded message. For Against Abstain 5. Relating to Consideration of a Recapitalization Plan to Provide that All of the Company’s Outstanding Stock Have One Vote Per Share. 6. Relating to Allowing Holders of 10% of Outstanding Common Stock to Call Special Meetings of Shareholders. For Against Abstain B Shareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 5 and 6. For Against Abstain 2. Ratification of Selection of Independent Registered Public Accounting Firm. For Against Abstain 3. Say on Pay - An Advisory Vote to Approve the Compensation of the Named Executives. 4. Approval of the Tax Benefit Preservation Plan.

Proxy Solicited by Board of Directors for Annual Shareholder Meeting – May 12, 2016 The undersigned hereby appoints Robert L. Shanks and Bradley M. Gayton, or either of them, proxies (“Proxies”) each with the power of substitution, to represent and vote the shares of common stock which the undersigned is entitled to vote on all matters, unless the contrary intent is indicated on the reverse side hereof, with all powers which the undersigned would possess if personally present at the Ford Motor Company Annual Meeting of Shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware at 8:30 a.m. Eastern Time on May 12, 2016 or at any postponement or adjournment thereof. The Proxies shall vote the shares represented by this proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the Proxies shall vote the shares (a) “FOR” the election as directors of all the nominees named in the Proxy Statement and listed on the reverse side hereof or any person selected by the Board of Directors in substitution of any of the nominees (Proposal 1), (b) “FOR” Proposals 2, 3, and 4, each of which is set forth in the Proxy Statement, and (c) “AGAINST” Proposals 5 and 6, each of which is set forth in the Proxy Statement. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If you are a Company employee or retiree participating in either of the Company’s Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees, then you may be receiving this material because of shares held for you in those plans. In that case, you may use a proxy card to instruct the plan trustee how to vote those shares. The trustee will vote the shares in accordance with your instructions and the terms of the plan. If you hold shares in any of these plans, the trustee will vote the shares held for you even if you do not direct the trustee how to vote. In these cases, the trustee will vote any shares for which the trustee does not receive instructions in the same proportion as the trustee votes the shares for which the trustee does receive instructions, unless otherwise required by ERISA as determined by the investment manager. To allow sufficient time for voting by trustees and/or administrators of the plans, your voting instructions must be received by 11:59 p.m. Eastern Time, May 9, 2016. (Continued and to be voted on reverse side.) . Proxy — Ford Motor Company Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below D NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IF VOTING BY MAIL, PLEASE COMPLETE SECTIONS A, B AND D OF THIS PROXY CARD. + + Meeting Attendance Mark box to right if you plan to attend the Annual Shareholder Meeting. Change of Address — Please print new address below. C Non-Voting Items 2016 ANNUAL MEETING OF SHAREHOLDERS Admission Ticket Thursday, May 12, 2016 – 8:30 a.m. Eastern Time Hotel du Pont 11th and Market Streets Wilmington, Delaware ADMIT ONE SHAREHOLDER AND GUEST YOUR VOTE IS IMPORTANT: Even if you plan to attend the Annual Meeting in person, please vote your shares. Cameras and audio and video recording devices will not be allowed in the meeting and attendees will be subject to security checks. Total number of attendees: ____________ Upon arrival, please present this admission ticket and government-issued photo identification at the registration desk. The proxy statement and annual report to shareholders are available at www.envisionreports.com/F. qIF YOU HAVE NOT VOTED VIA TELEPHONE OR ONLINE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

001CSP00B6 www.envisionreports.com/F Step 1: Go to www.envisionreports.com/F, or scan the QR code to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Shareholder Meeting Notice 02AOCC + + Important Notice Regarding the Availability of Proxy Materials for the Ford Motor Company Annual Shareholder Meeting to be Held on May 12, 2016 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available online. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you online. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one by following the instructions. Please make your request for a copy as instructed on the reverse side on or before April 30, 2016 to facilitate timely delivery. There is no charge to you for requesting a copy. IMPORTANT ANNUAL MEETING INFORMATION Vote Online • Go to www.envisionreports.com/F, or • Scan the QR code and • Follow the steps outlined on the secure website .

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, online or e-mail options below. E-mail copies: Current and future e-mail delivery requests must be submitted online following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting proxy materials. g Online – Go to www.envisionreports.com/F. Click on Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials. g Telephone – Call us at 1-866-641-4276 and follow the instructions to order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g E-mail – Send an e-mail to investorvote@computershare.com with “Proxy Materials Ford Motor Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 30, 2016. . Shareholder Meeting Notice Ford Motor Company Annual Meeting of Shareholders will be held on May 12, 2016 at Hotel du Pont, 11th and Market Streets, Wilmington, Delaware at 8:30 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of Directors: 01 Stephen G. Butler 02 Kimberly A. Casiano 03 Anthony F. Earley, Jr. 04 Mark Fields 05 Edsel B. Ford II 06 William Clay Ford, Jr. 07 James H. Hance, Jr. 08 William W. Helman IV 09 Jon M. Huntsman, Jr. 10 William E. Kennard 11 John C. Lechleiter 12 Ellen R. Marram 13 Gerald L. Shaheen 14 John L. Thornton 2. Ratification of Selection of Independent Registered Public Accounting Firm. 3. Say on Pay - An Advisory Vote to Approve the Compensation of the Named Executives. 4. Approval of Tax Benefit Preservation Plan. The Board of Directors recommends that you vote AGAINST the following proposals: 5. Relating to Consideration of a Recapitalization Plan to Provide that All of the Company’s Outstanding Stock Have One Vote Per Share. 6. Relating to Allowing Holders of 10% of Outstanding Common Stock to Call Special Meetings of Shareholders. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials. If you wish to attend and vote at the meeting, please bring this notice with you. Cameras and audio and video recording devices will not be allowed in the meeting and attendees will be subject to security checks. Upon arrival, present this notice and government-issued photo identification at the registration desk. 02AOCC